PROSPECTUS

                      EXCELSIOR VENTURE INVESTORS III, LLC
                                  $200,000,000
                          Units of Membership Interest
                        Minimum Subscription -- $25,000

    Excelsior Venture Investors III, LLC, or the "Fund," is a newly organized, non-diversified, closed-end management investment company. Our investment objective is to achieve long-term capital appreciation. We will pursue our objective by investing in Excelsior Venture Partners III, LLC (the "Portfolio"), a business development company that invests in a portfolio of domestic venture capital and other private companies and, to a lesser extent, domestic and international private funds, negotiated private investments in public companies and international direct investments. See "The Fund" and "Investment Objective and Policies."

    This prospectus contains information you should know before investing, including risk information. Please read it before you invest and keep it for future reference. Additional information about the registrant including the statement of additional information dated November 16, 2000, incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission (the "Commission") and is available upon written or oral request without charge. You can review the table of contents of the statement of additional information on page 76 of this prospectus. In addition, the Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference, the statement of additional information and other information regarding registrants that file electronically with the Commission. You may also request a free copy by writing or calling the Fund at c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036-1532, (212) 852-3125. You may request a copy of the statement of additional information at no charge, by calling PFPC Inc. at 1-877-238-1968.

     AN INVESTMENT IN THE FUND WILL BE ILLIQUID UNTIL ITS UNDERLYING INVESTMENTS ARE LIQUIDATED. INVESTORS MUST BE WILLING AND ABLE TO BEAR THE RISKS OF AN INVESTMENT IN THE FUND UNTIL THAT TIME.

     THESE ARE SPECULATIVE SECURITIES. YOU SHOULD INVEST ONLY IF YOU CAN AFFORD A COMPLETE LOSS OF YOUR INVESTMENT. SEE "RISK FACTORS" BEGINNING ON PAGE 18.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE FUND IS NOT AVAILABLE FOR INVESTMENT BY RESIDENTS IN THE STATES OF ALABAMA, ARKANSAS, KANSAS, MAINE, MASSACHUSETTS, MISSISSIPPI AND MISSOURI. SEE APPENDIX A FOR ADDITIONAL INFORMATION FOR RESIDENTS OF CERTAIN STATES.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           PRICE TO                  SALES                 PROCEEDS TO
                                          PUBLIC(1)                 LOAD(2)                  FUND(1)
-------------------------------------------------------------------------------------------------------------
Per Unit (50 Unit Minimum)........           $500                     None                     $500
-------------------------------------------------------------------------------------------------------------
Total Minimum (100,000 Units).....       $50,000,000                  None                 $50,000,000
-------------------------------------------------------------------------------------------------------------
Total Maximum (400,000 Units).....       $200,000,000                 None                 $200,000,000
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

(1) The Fund expects to incur organizational and offering expenses of approximately $307,800. Charles Schwab & Co., Inc. the Fund's principal distributor, has agreed to pay the Fund's organizational costs estimated to be $10,000 in the event that the Fund receives subscriptions totaling less than $75,000,000. If the Fund receives subscriptions totaling $75,000,000 or more, the Fund will pay its own organizational expenses. Your share of organizational and offering costs will be deducted from your capital contribution. At the first subscription closing the Company will issue one Unit for each $500 of capital contributions. Thereafter, Units will be issued at net asset value.
(2) The Investment Adviser or an affiliate has agreed to compensate the principal distributor from its own assets, not the assets of the Fund, in an amount equal to 0.02% of the price to the public of all Units subscribed for, and has agreed to compensate the principal distributor for the sale of the Fund's Units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all Units held by investors introduced to the Fund by the principal distributor, subject to reduction after five years and elimination upon all such fees totaling 6.5% of the gross proceeds received by the Fund from this offering.

               The date of this prospectus is November 16, 2000.

     Units are made available through Charles Schwab & Co., Inc., the Fund's principal distributor (the "Distributor"). The first subscription closing will be held on or about the fifth business day after receipt by the Fund of subscriptions totaling $50,000,000. The Fund may continue to offer Units at net asset value and accept subscriptions for such Units from time to time at subsequent subscription closings until December 31, 2000, subject to extension. If the minimum subscription of $50,000,000 has not been reached by such date, or extension, the offering will terminate. See "The Offering." The Fund reserves the right to withdraw, cancel or modify the offering and to reject any subscription in whole or in part. The Fund will not accept proceeds until the minimum subscription of $50,000,000 has been obtained. Payments transmitted by subscribers to the Fund, or to the selling agents, for investment in the Fund prior to the applicable closing date will be deposited in an interest-bearing bank escrow account with PNC Bank, Delaware pending closing.

     The Fund expects to invest substantially all of the proceeds of this offering in the Portfolio within 30 days of the Termination Date (expected to be December 31, 2000, subject to extension). See "The Offering." Pending investment in the Portfolio and for short-term cash management purposes, the Fund may invest in short-term U.S. Government securities. U.S. Trust Company serves as investment adviser to the Fund (the "Fund's Adviser") and will be responsible for investing assets not invested in the Portfolio.

Units may be purchased only by persons who represent to the Fund that the value of their total assets (exclusive of their personal residence) less their total liabilities is at least $500,000 and that the amount that they are subscribing for does not exceed 10% of their total assets less their total liabilities, and who make the other representations included in the Subscription Agreement (attached hereto as Appendix C) to be entered into by each investor.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
FEE TABLE...................................................    4
PROSPECTUS SUMMARY..........................................    6
THE FUND....................................................   14
INVESTMENT OBJECTIVE AND POLICIES...........................   14
RISK FACTORS................................................   18
THE OFFERING................................................   25
USE OF PROCEEDS.............................................   26
MANAGEMENT..................................................   26
BROKERAGE ALLOCATION AND OTHER PRACTICES....................   49
REGULATION..................................................   50
VALUATION OF PORTFOLIO SECURITIES...........................   52
CAPITAL ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS.............   53
CERTAIN FEDERAL INCOME TAX CONSIDERATIONS...................   55
ERISA CONSIDERATIONS........................................   61
DESCRIPTION OF UNITS........................................   62
SELLING ARRANGEMENTS........................................   66
LEGAL MATTERS...............................................   66
INDEPENDENT AUDITORS........................................   66
AVAILABLE INFORMATION.......................................   67
REPORTS TO MEMBERS..........................................   67
FINANCIAL STATEMENTS........................................   67
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
  INFORMATION...............................................   76

                                   FEE TABLE

UNITHOLDER TRANSACTION EXPENSES

  Sales Load (as a percentage of offering price)............  None*
Annual Expenses (as a percentage of net assets attributable
  to Units)
  Management Fees...........................................  2.00%**
  Other Expenses............................................  0.52%***
  Total Annual Expenses.....................................  2.52%

---------------
  * A distribution fee equal to 0.02% of the total of all subscriptions received in this offering will be paid by the Fund's Adviser or an affiliate. The Fund's Adviser or an affiliate will also pay the Distributor an ongoing fee, to the extent that investors are introduced to the Fund by the Distributor, for the sale of Units and the provision of ongoing investor services in an amount equal to the annual rate, through the fifth anniversary of the final subscription closing date of 0.45% of the average quarterly net asset value of all outstanding Units held by investors introduced to the Fund by the Distributor and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Fund from this offering.

 ** The Fund invests in the Portfolio. The Fund pays no advisory fee on assets invested in the Portfolio. Pending investment of its assets in the Portfolio, the Fund will invest in U.S. Government securities. The Fund will pay the Fund's Adviser a fee of 0.1% of the Fund's net assets that are not represented by the Fund's investment in the Portfolio. The Portfolio's management fee through the fifth anniversary of the Portfolio's final subscription closing date (not later than December 31, 2000, subject to extension), will be payable at the annual rate of 2.00% of the Portfolio's average quarterly net assets, determined as of the end of each fiscal quarter. Thereafter, the Portfolio's management fee will be payable at the annual rate of 1.00% of the Portfolio's average quarterly net assets, determined at the end of each fiscal quarter. The Portfolio's Investment Adviser has agreed to waive this fee during the subscription period, which will end on the final subscription closing date (not later than December 31, 2000, subject to extension). The Investment Adviser is also entitled to an "Incentive Carried Interest" from the Portfolio in an amount equal to 20% of the Portfolio's cumulative realized net capital gains on investments other than private funds (determined net of cumulative realized capital losses, current net unrealized capital depreciation on all of the Portfolio's investments and cumulative net expenses of the Company). See "Management" and "Capital Accounts, Allocations and Distributions."

*** "Other Expenses" are based on estimated amounts for the current fiscal year, and include among other things, administration fees, legal fees, the independent auditor's fees, printing costs and fees payable to the independent managers.

                 EXAMPLE                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                 -------                   ------    -------    -------    --------
You would pay the following expenses on a
  $1,000 investment, assuming a 5% annual
  return:
Example(1)...............................   $36       $108       $183        $327

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN IN THE EXAMPLES.

     The Fee Table summarizes the aggregate expenses of the Fund and the Portfolio in order to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. To the extent that the Portfolio invests in private funds, you will also indirectly through the Fund bear your pro rata share of the fees, expenses and any carried interest or incentive compensation paid by such funds. For a more complete description of the various costs and expenses, see "Management" and "Capital Accounts, Allocations and Distributions."
---------------
(1) Assumes Portfolio management fee of 2.00% of the Portfolio's net assets in years 1-5 and 1.00% thereafter and other expenses of 0.52% of the Fund's and the Portfolio's net assets and includes the Incentive Carried Interest paid by the Portfolio. These expense estimates are based on the assumption that the entire 5% annual return is the result of realized capital gains on investments other than private funds.

                               PROSPECTUS SUMMARY

     This summary is qualified in its entirety by reference to the more detailed information included in this prospectus, the statement of additional information and to the Fund's operating agreement (the "Operating Agreement") attached hereto as Appendix B.

                                    THE FUND

     The Fund is a Delaware limited liability company formed on June 1, 2000. We are registered as a closed-end, non-diversified management investment company. We provide investors with the opportunity to participate, with a minimum investment of $25,000, in a portfolio of direct private equity investments and privately offered investment funds managed by third parties. These investment opportunities are generally not available to the public and typically require substantially larger commitments than the minimum investment in the Fund. Other advantages that may otherwise be unavailable to investors if they were to invest directly in private equity investments include professional management, portfolio diversification and administrative convenience. See "The Fund," "Risk Factors," "The Offering" and "Description of Units."

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to achieve long-term capital appreciation. Current income is not an objective. The Fund currently intends to achieve its objective by investing its assets in Excelsior Venture Partners III, LLC (the "Portfolio"), a separate, closed-end, non-diversified investment company that has elected to be treated as a business development company, or "BDC," under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund and the Portfolio share substantially the same investment objective and policies. The Portfolio will pursue long-term capital appreciation primarily by investing in private domestic venture capital companies and other private companies (collectively, "Venture Capital Investments"). Venture Capital Investments are domestic companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. The Portfolio also intends to invest to a lesser extent in domestic and international venture capital, buyout and other private equity funds managed by third parties ("Private Funds"), negotiated private investments in public companies ("Private Placements in Public Companies") and foreign companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors ("International Venture Capital Investments"). We refer to Venture Capital Investments, Private Placements in Public Companies and International Venture Capital Investments as "Direct Investments." A company in which a Direct Investment is made is considered a "Portfolio Company." Pending investment, for operating purposes and for temporary or emergency purposes, the Portfolio will make liquid investments in short-term securities.

     The Portfolio currently expects to make investments in companies engaged in businesses that are consistent with the general investment philosophy used by U.S. Trust Corporation and its affiliated banks ("U.S. Trust") in its investment management advisory business. With the approval of its board of managers, the Portfolio may change this policy. U.S. Trust follows a long-term investment philosophy and uses a growth strategy and a transaction value strategy to guide investment decision making. The growth strategy seeks to identify industries and companies that can provide solutions to or otherwise benefit from markets that are growing in response to underlying trends. The transaction value strategy involves a comparison of a company's real underlying asset value with similar assets changing ownership in the market. It is based on a belief that differences between a company's real asset value and the price of its shares correct over time. U.S. Trust applies these strategies together with a focus on longer-term investment themes that U.S. Trust believes represent long-term trends. U.S. Trust currently believes that the following themes represent strong and inexorable trends:

     - Communications and Information

     - Productivity Enhancers

     - Infrastructure Development

     - Early Life Cycle Companies

     - Demographics/Rising Living Standards

     - Globalization Forces

     - Business and Industrial Restructuring

Each of these is described in greater detail under the caption "Investment Objective and Policies -- Investment Strategies." Under current market conditions, the Investment Adviser expects to emphasize the technological innovations that are driving the new economy, with specific focus on information technology, communications, life sciences and information services.

     We do not intend to borrow to invest in the Portfolio. The Portfolio may from time to time borrow funds in an amount up to 25% of its total assets (after giving effect to the borrowing) in order to make additional investments in existing Portfolio Companies (referred to as "follow-on investments"), to maintain various regulatory qualifications, to pay contingencies and expenses or in anticipation of the receipt of funds from capital contributions or the disposition of investments. The Portfolio does not intend to borrow in order to make the initial investment in a company. The Portfolio will not borrow to pay the management fee payable to the Investment Adviser.

     There can be no assurance that we will achieve our investment objective. See "Investment Objective and Policies" and "Risk Factors."

                          MANAGEMENT AND COMPENSATION

     U.S. Trust Company serves as investment adviser to the Fund (the "Fund's Adviser"). The Fund's Adviser will be responsible for investing assets not invested in the Portfolio. Such investments will be in short-term U.S. Government securities. The Fund's Adviser will also be responsible for disposing of any assets received in kind from the Portfolio.

     U.S. Trust Company and United States Trust Company of New York serve as "Investment Adviser" and "Investment Sub-Adviser" to the Portfolio, respectively. The Investment Adviser and Investment Sub-Adviser are responsible pursuant to the Investment Advisory and Investment Sub-Advisory agreements for identifying, evaluating, structuring, monitoring and disposing of the Portfolio's investments and providing, or arranging for third parties to provide, any and all management and administrative services reasonably necessary for the operation of the Portfolio and the conduct of its business.

     The Investment Adviser or its affiliates have served as the investment advisers to UST Private Equity Investors Fund, Inc. ("Fund I") and Excelsior Private Equity Fund II, Inc. ("Fund II"), each a registered business development company, since their inceptions in September 1994 and March 1997, respectively. The investment management personnel of the Investment Adviser and Investment Sub-Adviser consist of the same persons that perform the investment management functions for Fund I and Fund II. The Portfolio's investment objective and policies are similar to those of Fund I and Fund II, although the Investment Adviser and Investment Sub-Adviser expect to employ an investment strategy more similar to that of Fund II. As of October 31, 2000, Fund I had made investments in 12 Portfolio Companies and 6 Private Funds with an aggregate of approximately $40 million of invested and/or committed capital. As of October 31, 2000, Fund II had made investments in 20 Portfolio Companies and 13 Private Funds with an aggregate of approximately $178 million of invested and/or committed capital.

     The Fund will not pay the Fund's Adviser an investment advisory fee on assets invested in the Portfolio. The Fund will pay the Fund's Adviser a fee equal to 0.1% of the Fund's net assets that are not represented by the Portfolio. Through the fifth anniversary of the Portfolio's final subscription closing date, the Portfolio will pay the Investment Adviser a management fee at an annual rate equal to 2.00% of the Portfolio's average quarterly net assets, determined as of the end of each fiscal quarter. Thereafter, the management fee paid by the Portfolio will be at an annual rate of 1.00% of the Portfolio's average quarterly net assets, determined as of the end of each fiscal quarter. From this fee the Investment Adviser will pay the investment advisory fee of the

Investment Sub-Adviser. The Investment Adviser has agreed to waive its management fee for the Portfolio during the subscription period, which will end on the final subscription closing date (not later than December 31, 2000, subject to extension).

     The Investment Adviser also will be entitled to allocations and distributions from the Portfolio equal to the Incentive Carried Interest. The Incentive Carried Interest is an amount equal to 20% of the Portfolio's cumulative realized capital gains on all Direct Investments determined net of:

     - cumulative realized capital losses on all investments of any type;

     - current net unrealized capital depreciation on all investments of any type; and

     - cumulative net expenses of the Fund.

The Incentive Carried Interest will be determined annually as of the end of each calendar year. The Investment Adviser's allocations and distributions from the Portfolio will be made net of, respectively, all prior allocations and all prior distributions made of the Incentive Carried Interest to the Investment Adviser.

     Investors in the Fund will indirectly bear their pro rata portion of the fees payable by the Portfolio to the Investment Adviser.

     PFPC Inc. (the "Administrator"), performs certain administration, accounting and investor services for the Portfolio and the Fund. In consideration for these services, the Portfolio and the Fund pay the Administrator annual fees based upon their aggregate net assets, subject to a minimum monthly fee, and will reimburse the Administrator for certain of the Administrator's expenses.

                                  THE OFFERING

     The Fund is offering investors the opportunity to subscribe to make capital contributions to the Fund in exchange for membership interests in the Fund. The Fund is offering up to 400,000 units of membership interests at a price per unit of $500 (the "Units"). Units are made available through Charles Schwab & Co., Inc. as principal distributor (the "Distributor"). The Fund's Adviser or an affiliate will pay the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in this offering. Units may be sold by the Distributor to investors through financial intermediaries acting as broker or agent ("Selling Agent") for their customers. The Fund's Adviser or an affiliate may compensate from its own assets Selling Agents who sell Units of the Fund to investors. The Fund's Adviser or an affiliate will, to the extent that investors are introduced to the Fund through the Distributor, pay the Distributor an ongoing fee for the sale of Units and the provision of ongoing investor services in an amount equal to the annual rate through the fifth anniversary of the final subscription closing date of 0.45% of the average quarterly net asset value of all outstanding Units held by investors introduced to the Fund by the Distributor and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Fund from this offering. The offering will terminate on December 31, 2000, subject to extension by the Board of Managers to a date not later than May 11, 2001 (the "Termination Date"). If a minimum of $50,000,000 has not been subscribed for by the Termination Date, the offering will terminate and all proceeds from the offering will be refunded to investors with any interest earned thereon.

     We expect to have our first closing (the "first subscription closing") approximately five business days after we have received subscriptions totaling at least $50,000,000. The Fund may continue to accept subscriptions for Units from time to time at subsequent closings (each a "subsequent subscription closing") until the Termination Date.

     Each subscriber will be required to complete, execute and deliver to the Fund an executed copy of a subscription agreement attached hereto as Appendix C (the "Subscription Agreement"), which will form a binding contract of the investor. Units may be purchased only by persons who represent to the Portfolio that the value of their total assets (exclusive of their principal residence) less their total liabilities is at least $500,000, that the amount they are subscribing for does not exceed 10% of their total assets less their total liabilities and who make the other representations included in the Subscription Agreement to be entered into by each investor. Amounts paid by subscribers to the Fund, or to the Selling Agents, for investment in the Fund, prior to the applicable closing date will be deposited in an interest-bearing bank escrow account with PNC Bank, Delaware pending each closing. Any checks should be made payable to PNC Bank, Delaware, as "Escrow Agent," and must be transmitted by Selling Agents directly to PFPC Inc. as Escrow Administrator by noon of the next business day after receipt. The Fund will not accept proceeds until the minimum subscription of $50,000,000 has been obtained. Organizational and offering costs of approximately $307,800, have been or will be incurred by the Fund. All or a portion of such costs have been or may be advanced by the Fund's Adviser or an affiliate and will be reimbursed by the Fund. The Distributor has agreed to pay the Fund's organizational costs, estimated to be $10,000, in the event that the Fund receives subscriptions totaling less than $75,000,000. If the Fund receives subscriptions totaling $75,000,000 or more, the Fund will pay its own organizational expenses. Each investor's share of organizational and offering costs will be deducted from his or her capital account. See "The Offering."

     The Fund will not commence accepting subscriptions until the Portfolio has set a date for its first closing. The Fund intends to notify you of the date upon which it will begin accepting subscriptions. Any subscriptions received before such date will be returned promptly. Pursuant to the Subscription Agreement, your subscription amount is required to be paid on or before the final subscription closing date (not later than December 31, 2000, subject to extension). At the first subscription closing the Fund will issue one Unit for each $500 of capital contribution. Thereafter, Units will be issued at net asset value.

                              MINIMUM INVESTMENTS

     The minimum subscription amount is $25,000. We have the right to waive the minimum, at our discretion. See "The Offering."

                                USE OF PROCEEDS

     The Fund intends to invest the net proceeds of this offering in units of membership interest ("Portfolio Units") in Excelsior Venture Partners III, LLC (the "Portfolio"). The Fund expects to invest substantially all of the proceeds of this offering in the Portfolio within 30 days of the Termination Date (expected to be December 31, 2000, subject to extension). We anticipate that there will be a significant period of time (up to four years) before the Portfolio becomes fully invested. Although the Portfolio intends to invest or commit to invest more than 50% of the proceeds from the offering in Venture Capital Investments within the earlier of (i) two years after the final subscription closing date and (ii) two and one-half years after the commencement of this offering, a delay is common for business development companies such as the Portfolio because of the competition for investments in entities that meet the requirements for "qualifying assets" under the Investment Company Act. See "Use of Proceeds."

                                  RISK FACTORS

     These are speculative securities. Units of the Fund are not deposits or obligations of, or guaranteed or endorsed by, U.S. Trust, and the Units are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency or person.

RISKS RELATED TO THE FUND AND THE PORTFOLIO

     UNSPECIFIED USE OF PROCEEDS. Since the Portfolio in which the Fund invests has not identified the particular uses for the net proceeds from this offering, prospective investors must rely on the ability of the Investment Adviser and Investment Sub-Adviser to identify and make portfolio investments consistent with the Fund's and the Portfolio's investment objective.

     LACK OF OPERATING HISTORY. While the key personnel of the Investment Adviser, the Investment Sub-Adviser and their affiliates have considerable experience in venture capital and private equity investing, the

Fund and the Portfolio have recently been formed and have no operating history of their own upon which an investor may base an evaluation of the likely performance of the Fund or the Portfolio.

     MINIMUM PROCEEDS; PORTFOLIO DIVERSIFICATION. To the extent that the Portfolio makes fewer investments, it may be subject to greater risks from developments adversely affecting one or a limited number of issuers. If the Portfolio receives only the minimum amount of subscriptions, it will have fewer assets to invest and will likely acquire fewer investments than it would if it received more subscriptions. This would increase the Fund's and the Portfolio's volatility and risk.

     RELIANCE ON THE INVESTMENT ADVISER AND THE INVESTMENT SUB-ADVISER. The investment decisions of the Portfolio will be made by the Investment Adviser and the Investment Sub-Adviser. Investors will have no right to take part in the management of the Fund or the Portfolio.

     INCENTIVE CARRIED INTEREST. The Incentive Carried Interest is based on 20% of the net realized capital gain on Direct Investments made by the Portfolio and may create an incentive for the Investment Adviser to cause the Portfolio to make investments that are riskier or more speculative than would be the case in the absence of the Incentive Carried Interest.

     POTENTIAL CONFLICTS OF INTEREST. The Investment Adviser and its affiliates may be subject to various conflicts of interest in connection with their relationships and transactions with the Fund and the Portfolio. These include conflicts associated with:

     - the Incentive Carried Interest;

     - investment opportunities;

     - allocating management time and services;

     - relationships with Portfolio Companies; and

     - affiliated transactions.

See "Risk Factors -- Potential Conflicts of Interest."

     LIABILITIES OF MEMBERS. You will not be liable for any obligations of the Fund in excess of your capital account balance, plus your share of undistributed profits. However, if you receive a distribution from the Fund and after such distribution the liabilities of the Fund exceed the fair value of the Fund's assets (and you had knowledge of this fact at the time of the distribution) you may be required to return such distribution to the Fund. The Fund has no intention of making such distributions. You will not have the right to a return of your subscription amount except in accordance with the distribution provisions of the Operating Agreement.

     NO PUBLIC OR OTHER MARKET FOR UNITS. The Fund is a newly organized entity. A member may transfer Units only by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of the member or otherwise, or with the written consent of the Fund (which it may withhold in its sole and absolute discretion and will grant, if at all, only in extenuating circumstances) or in connection with a transfer to a family trust or another entity that does not result in a change of beneficial ownership. Any permitted transferees will not, however, be allowed to become substituted members in the Fund without the consent of the Fund, which consent may be withheld in our sole and absolute discretion. No member will have the right to require the Fund to redeem his, her or its Units. In addition, neither the Fund nor the Fund's Adviser (nor any of their respective affiliates) will make a market in or otherwise make offers to repurchase Units, and Units will not be traded on any securities exchange or other market.

     FOR THESE VARIOUS REASONS, AN INVESTMENT IN THE FUND WILL BE ILLIQUID UNTIL ITS UNDERLYING INVESTMENTS ARE LIQUIDATED. INVESTORS MUST BE WILLING AND ABLE TO BEAR THE RISKS OF AN INVESTMENT IN THE FUND UNTIL THAT TIME.

     TAX STATUS. At the first subscription closing, the Fund will receive an opinion of its counsel to the effect that, under current law and based on certain assumptions and representations, the Fund will be treated as a partnership and not as a publicly traded partnership that is treated as a corporation for federal income tax purposes. Such opinion will be based upon the maintenance of certain factual and other conditions, the continuation of which cannot be assured. The Portfolio will receive a similar opinion. No ruling has been or will be sought from the Internal Revenue Service ("IRS") regarding the status of either the Fund or the Portfolio as a partnership. An opinion of counsel is not binding on the IRS or any court. If the Fund or the Portfolio were treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes, material adverse consequences for the members would result. See "Certain Federal Income Tax Considerations -- Tax Status of the Fund and the Portfolio."

     DISTRIBUTIONS IN KIND. The Portfolio may make distributions of securities or other property in kind. To the extent that the Fund receives distributions in kind from the Portfolio, the Fund intends ordinarily to retain such assets until the Fund's Adviser determines that it is advantageous to dispose of such assets. The Fund may, however, also make distributions in kind. To the extent that the Fund does so, you will incur additional expenses when you determine to dispose of such securities or other assets. In addition, the determination of whether and when to dispose of such securities or other assets will be your responsibility. Such securities or other property may be worth more or less when you dispose of them than their value at the time of distribution. Although the Fund generally intends to distribute securities prior to liquidation only if such securities are traded in an active secondary market without registration, such securities may be subject to a minimum holding period or other limitations on resale.

     REGULATION. The Portfolio has elected to be treated as a business development company under the Investment Company Act, and as such is subject to numerous restrictions on the nature of its investments, the use of leverage and the issuance of securities, options, warrants or rights, which could prohibit the Portfolio from investing in potentially attractive situations that might otherwise be available. At the same time, the Portfolio's election to be treated as a business development company exempts it from certain provisions of the Investment Company Act. As a result, the Portfolio operates differently than a registered investment company and is subject to different and potentially greater risks as compared to a registered investment company. See "Regulation."

GENERAL RISKS OF INVESTMENTS

     RISK OF PRIVATE EQUITY INVESTMENTS. Though private equity investments offer the opportunity for significant capital gains, such investments also involve a high degree of business and financial risk that can result in substantial losses.

     ILLIQUIDITY OF PRIVATE EQUITY INVESTMENTS. The Portfolio anticipates that it may take up to four years before it is fully invested or committed to invest in Portfolio Companies, and it is unlikely that any significant distribution of the proceeds from the disposition of private equity investments will be made until the later years of the Portfolio's term. Securities laws, contractual limitations and practical limitations may inhibit the Portfolio's ability to sell, distribute or liquidate its investments in Portfolio Companies and could reduce the amount of proceeds that might otherwise be realized. The Fund's investment in the Portfolio will also be illiquid in that there are substantial restrictions as to transfer of Portfolio Units.

     NEED FOR FOLLOW-ON INVESTMENTS. There is no assurance that the Portfolio will have sufficient funds available or choose to make follow-on investments. Failure to make follow-on investments may have a substantial impact on Portfolio Companies in need of such an investment or may result in a missed opportunity for the Portfolio to increase its participation in a successful operation.

     COMPETITION FOR INVESTMENTS. The Portfolio expects to encounter competition from, and to be a co-investor with, other professional venture capital, private equity or leveraged buyout groups including several in which the Portfolio may be an investor.

     INVESTMENT IN COMPANIES DEPENDENT UPON NEW TECHNOLOGIES. Under current market conditions, the Portfolio plans to focus on investments in companies that rely significantly on technological events or advances in their product development, production or operations. The value of the Portfolio Units may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities.

     BORROWING. The Portfolio may borrow for investment and other purposes. The use of leverage even on a short-term basis could have the effect of magnifying increases or decreases in the Portfolio's net asset value and could result in lenders placing restrictions on the Portfolio including reserve requirements or operating restrictions that would limit the ability of the Investment Adviser to control investments or refinancings and the ability of the Portfolio to make distributions.

     LACK OF DIVERSIFICATION. The Fund and the Portfolio intend to operate as non-diversified investment companies within the meaning of the Investment Company Act. A non-diversified company may invest to a greater degree in fewer issuers than may a diversified company. As a result, the Fund and the Portfolio will be more exposed to developments adversely affecting only one or a few companies that it has invested in. The net asset value of a non-diversified company may be more volatile than that of a diversified company.

                   ALLOCATIONS, DISTRIBUTIONS AND LIQUIDATION

     The Fund has been formed as a Delaware limited liability company and as such is governed by Delaware law and an operating agreement that defines many of the rights and responsibilities of the Board of Managers and members. A copy of the Operating Agreement is attached hereto as Appendix B. Investors in the Fund will become members in the Fund, which will establish a capital account for each member. Your capital contributions and your share of items of income and gain will be credited to your capital account, and your distributions and your share of items of loss, deduction and expense will be debited from your capital account. All allocations and distributions made by the Fund will generally be made pro rata in proportion to each member's interest in the Fund.

     The Fund will invest in and become a member of the Portfolio, which will similarly establish a capital account in the Portfolio for the Fund. The Portfolio will make allocations and distributions to its members, including the Fund, as set forth below.

     ALLOCATIONS. The income, gain, loss, deduction and expense of the Portfolio generally will be determined and allocated as of the end of each tax year (typically December 31) to reflect the economic interests of its members and the Investment Adviser.

     Portfolio allocations generally will be made in the following order:

     - gains will be allocated to the Investment Adviser until the cumulative amount of all gain that has been allocated to the Investment Adviser from the commencement of operations equals the Incentive Carried Interest calculated through the period for which the allocation is being made; then

     - all remaining items of income, gain, loss, deduction and expense will be allocated to the members pro rata in accordance with their invested capital.

     DISTRIBUTIONS. The Portfolio will distribute all cash that the Investment Adviser does not expect to use in the operation of the Portfolio. The Portfolio will consider making such distributions at least annually but, as described below, investors should not expect distributions of cash or property during the first several years of the Portfolio's operations. Each year, the Investment Adviser generally will be entitled to a distribution of the Incentive Carried Interest. The members generally will be entitled to all amounts remaining for distribution pro rata in accordance with their invested capital. The Portfolio may make distributions in kind of its property, which generally would be treated for purposes of the Portfolio's distribution policies as distributions of cash in an amount equal to the current market value or fair value of such property determined in accordance with the Portfolio's valuation procedures.

     The Fund will distribute all cash that the Fund's Adviser does not expect to use in the operation of the Fund. Due to the nature of the Portfolio's investments, investors should not expect distributions of cash or property during the first several years of the Fund's operations. The Fund will not reinvest income from its investments or the proceeds from the sale of its investments. The Fund does not intend to make any distribution if, after making such distribution, the liabilities of the Fund would exceed the fair value of the Fund's assets.

     LIQUIDATION. The Fund intends to liquidate and dissolve after the Portfolio has been liquidated and has distributed all of its assets. The duration of the Portfolio will be ten years from its final subscription closing;

however, the board of managers of the Portfolio has the right, in its sole discretion, to extend the term for up to two additional two-year periods, after which the approval of members of the Portfolio who represent 66 2/3% of the Portfolio's outstanding Units may determine to extend the term of the Portfolio. See "Description of Units -- Term, Dissolution and Liquidation."

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     Both the Fund and the Portfolio intend to be treated as partnerships for federal income tax purposes. See "Certain Federal Income Tax
Considerations -- Tax Status of the Fund and the Portfolio." Thus, each member in computing its federal income tax liability for a taxable year will be required to take into account his, her or its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the Fund ending within or with each taxable year of the member, regardless of whether the member has received any distributions from the Fund. Such Fund items will generally include the Fund's allocable share of corresponding items of the Portfolio. It is possible that a member's federal income tax liability with respect to his, her or its allocable share of Fund earnings in a particular year could exceed the distributions to the member for the year, thus giving rise to an out-of-pocket payment by the member.

                                    THE FUND

     The Fund is a newly organized, non-diversified, closed-end management investment company that has registered its securities under the Securities Act of 1933 and has registered as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund intends to invest its assets in Excelsior Venture Partners III, LLC (the "Portfolio"). The Fund and the Portfolio share substantially the same investment objective and policies. The Fund provides investors with the opportunity to participate in investments which are generally not available to the public and typically require substantially larger financial commitments than the minimum investment in the Fund. Pending investment in the Portfolio, the Fund will invest its assets in U.S. Government securities having a remaining maturity of one year or less.

     The Fund was organized as Excelsior Venture Partners Fund III, LLC, a Delaware limited liability company, on June 1, 2000. On August 30, 2000, the Fund amended its certificate of formation to change its name from Excelsior Venture Partners Fund III, LLC to Excelsior Venture Investors III, LLC. Pursuant to the Operating Agreement, the business and affairs of the Fund are overseen by a four member Board of Managers, three of whom are not "interested persons" of the Fund or its affiliates as that term is defined in the Investment Company Act. The Board of Managers is analogous to a board of directors of a corporation. U.S. Trust Company serves as investment adviser to the Fund. The Fund's and the Portfolio's principal offices are located at 114 West 47th Street, New York, New York 10036, and the telephone number of the Fund is (212) 852-3125.

     The Portfolio is a newly organized, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act. The Portfolio was organized as a Delaware limited liability company on February 18, 2000. The board of managers and principal officers of the Portfolio also serve as the Board of Managers and principal officers of the Fund. See "Management -- Board of Managers, Officers and Investment Professionals."

                       INVESTMENT OBJECTIVE AND POLICIES

GENERAL

     The investment objective of the Fund is to seek long-term capital appreciation. The Fund currently seeks to achieve its investment objective by investing its assets in Excelsior Venture Partners III, LLC, a separate non-diversified, closed-end, management investment company that has elected to be treated as a business development company under the Investment Company Act.

     In the event that the Fund receives distributions of securities in kind from the Portfolio, the Fund may, but generally does not expect to, distribute such securities in kind. To the extent that it does not distribute such securities in kind, it will conduct an orderly distribution of such securities under the direction and discretion of the Fund's Adviser. The Fund's Adviser will seek to maximize the value to the Fund from such liquidations, although the Fund will not be required to liquidate such securities within any stated period of time. The Fund will not reinvest in additional Portfolio Units or other equity securities the cash distributions it receives from the Portfolio or the cash proceeds it receives from the disposition of securities distributed to it in kind, but will distribute such cash in accordance with its distribution policies. Pending distribution, cash may be invested in short-term U.S. Government securities.

     The Fund and the Portfolio share substantially the same investment objective and policies. The Portfolio will pursue long-term capital appreciation primarily by investing in private, domestic venture capital companies and other private companies (collectively, "Venture Capital Investments"). Venture Capital Investments are domestic companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. Subject to the limitations of the Investment Company Act, the Portfolio also intends to invest in domestic and international venture capital, buyout and other private equity funds managed by third parties ("Private Funds"), negotiated private investments in public companies ("Private Placements in Public Companies") and foreign companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors ("International Venture

Capital Investments"). We refer to Venture Capital Investments, Private Placements in Public Companies and International Venture Capital Investments as Direct Investments. Pending investment, for operating purposes and for temporary or emergency purposes, the Portfolio will invest in interest bearing bank accounts, money market mutual funds, U.S. treasury securities and/or certificates of deposit with maturities of less than one year, commercial paper and other short term securities (collectively "Short-Term Investments"). Although the Portfolio's objective is to seek long-term capital appreciation, there is no minimum holding period for the Portfolio's investments and the Portfolio may sell any investment at any time that the Investment Adviser or Investment Sub-Adviser believes it is advantageous to do so. The disposition of Direct Investments requires the approval of the Portfolio's board of managers.

     As a BDC, the Portfolio must invest at least 70% of its assets ("qualifying assets") in certain specified investments, including securities of companies that qualify as "eligible portfolio companies" under the Investment Company Act. The Portfolio may maintain up to 30% of its assets in non-qualifying assets; however, the Portfolio intends to retain maximum flexibility in connection with its investments and, therefore does not have a policy as to the minimum percentage of its assets that will be so invested. See "Regulation."

  Venture Capital Investments

     The Portfolio will invest primarily in Venture Capital Investments. The Portfolio may also commit to invest funds in a Venture Capital Investment beyond the initial investment or guarantee the obligations of a Venture Capital Investment. The Portfolio will attempt to reduce the risks inherent in private equity investing by investing in a portfolio of companies involved in different industries and different stages of development, through the utilization of professional management provided by the Investment Adviser and the Investment Sub-Adviser in the selection of private equity investments and through the active monitoring of such investments.

  Other Private Equity Investments

     Subject to the limitations of the Investment Company Act, the Portfolio may invest in Private Funds, International Venture Capital Investments and Private Placements in Public Companies (collectively, "Other Private Equity Investments"). The Portfolio generally will not make an investment in Other Private Equity Investments if, immediately after such investment is made, more than 30% of the value of our total investment assets would be invested in such assets. Any Private Fund investments will generally be made in domestic or foreign venture capital, buyout or other private equity funds managed by third parties. The Portfolio does not expect to invest more than 10% of its total assets in any one Other Private Equity Investment. Neither the Investment Adviser nor the Investment Sub-Adviser will have a role in the management of Private Funds. Private Funds typically charge a management fee and an incentive fee based upon gains. These fees are in addition to the management fees payable to the Investment Adviser, although the Incentive Carried Interest will not be based on gains from Private Funds.

INVESTMENT STRATEGIES

     The Investment Adviser or Investment Sub-Adviser will evaluate the ability of prospective investments to produce long-term capital appreciation based upon criteria that may be modified from time to time. The criteria that will initially be used by the Investment Adviser and Investment Sub-Adviser in determining whether to make an investment include:

     - the presence or availability of strong management;

     - the existence of a substantial market for the products or services of a potential Portfolio Company, characterized by favorable growth potential, or a substantial market position in a stable industry;

     - evidence that a potential Portfolio Company offers a differentiated product or service and defensible market position;

     - the opportunity for liquidity to eventually be obtained for the proposed investment through an initial public offering or through a sale of the business; and

     - the willingness of a potential Portfolio Company to permit the Portfolio and its co-investors, if any, to take a substantial position in the company and have representation on its board of directors or a right to attend board meetings as a nonvoting participant, so as to enable the Portfolio to influence the strategic direction of the company.

Each of these criteria need not be present in every investment.

     Although the Portfolio is a non-diversified company as defined in the Investment Company Act, it does not expect to invest more than 10% of its total assets in any one Portfolio Company or Private Fund. While the Portfolio retains the flexibility to invest in all types of industries, it currently expects to make investments in companies engaged in businesses that are consistent with the general investment philosophy used by U.S. Trust in its investment management advisory business. With the approval of the Portfolio's board of managers, the Portfolio may change this policy. U.S. Trust follows a long-term investment philosophy based on identifying opportunities with sustainable fundamental values and uses two specific portfolio strategies to guide investment decision-making.

     U.S. Trust's first strategy is one of growth. This strategy seeks to identify industries and companies with the capabilities to provide solutions to or benefit from markets which are growing in response to underlying trends, such as companies' need to enhance productivity through technological innovation or the changing demographics of the U.S. population. U.S. Trust's second strategy is a "transaction value" comparison of a company's real underlying asset value with similar assets changing ownership in market transactions. Differences between a company's real asset value and the price of its shares often are corrected over time by restructuring of the assets or by market recognition of their value.

     The two portfolio strategies discussed above are applied together with several "longer-term investment themes" to help identify specific investment opportunities. U.S. Trust believes that the longer-term themes described below represent strong and inexorable trends and that the beneficiaries of these trends will be rewarded in the long-term.

     - Communication and Information -- companies benefiting from the technological and international transformation of the communications and information industries, particularly the convergence of information, communication and entertainment

     - Productivity Enhancers -- companies benefiting from their roles as innovators, developers and/or suppliers of goods and services which enhance service and manufacturing productivity or companies that are the most effective at obtaining and applying productivity enhancements

     - Infrastructure Development -- companies benefiting from the development and expansion of global infrastructure expenditure

     - Early Life Cycle -- companies in an earlier stage of development looking to exploit new market opportunities

     - Demographics/Rising Living Standards -- companies concerned with the quality characteristics, lifestyles and changing demographic profiles of individuals, families and companies

     - Globalization Forces -- companies benefiting from their position as effective and strong competitors on a global basis

     - Business and Industrial Restructuring -- companies benefiting from their restructuring or redeployment of assets and operations in order to become more competitive or profitable

     In the context of the above, the Portfolio expects to emphasize the technological innovations that are driving the transformation of the economy, with specific focus on:

     - Information Technology;

     - Communications;

     - Life Sciences; and

     - Information Services.

INVESTMENT PRACTICES

     Borrowing. The Fund does not intend to borrow funds to make investments in the Portfolio. The Portfolio may from time to time borrow funds for operating purposes in an amount up to 25% of the value of its total assets (after giving effect to the borrowing) in order to make additional investments in existing Portfolio Companies, to maintain various regulatory qualifications or to pay contingencies and expenses. If the Portfolio borrows funds (other than through a private loan), distributions to Portfolio Unitholders, including the Fund, or the repurchase of the Portfolio Units generally is prohibited under the Investment Company Act unless the ratio of total assets (less liabilities and indebtedness not subject to this test) to the amount of all such borrowings is at least 200% at the time of and after giving effect to the distribution or repurchase. This would affect the Portfolio's ability to make distributions to its shareholders. In general, the Portfolio does not intend to borrow for investment purposes other than for the purpose of making additional investments in existing Portfolio Companies and will not borrow to pay the management fee payable to the Investment Adviser. See "Regulation."

     The use of leverage even on a short-term basis will have the effect of magnifying increases or decreases in the Portfolio's net asset value. Also, as a condition to lending, lenders may place restrictions on the Portfolio, which may include reserve requirements or operating restrictions, and may limit the Portfolio's ability to make distributions. There can be no assurance that the Portfolio will borrow when considered desirable. The Portfolio may not be able to arrange debt financing on terms acceptable to the Investment Adviser, the Investment Sub-Adviser and the Portfolio's board of managers, or the Investment Adviser, the Investment Sub-Adviser and the Portfolio's board of managers may believe borrowings are not in the Portfolio's best interest. If the Portfolio were unable to obtain debt financing, the Portfolio might be required to sell a portfolio investment at an inopportune time, or to forego the purchase of an attractive investment. In either case, the value of the Portfolio's investment portfolio and the Units of the Fund could be adversely affected. See "Risk Factors -- Borrowing."

     Other Investment Policies. The Portfolio will not sell securities short or on margin. Except for hedging purposes, the Portfolio will not write puts or calls or purchase or sell commodities or commodity contracts. The Portfolio will not underwrite the issuance of securities of other companies except to the extent the Portfolio is deemed to be an underwriter of any company that it invests in. Hedging instruments used to hedge Direct Investments will be treated as Direct Investments for purposes of the Portfolio's allocation and distribution policies.

     The Portfolio will not lend its assets to any person or individual, except through the purchase of bonds or other debt obligations customarily sold to institutional investors. However, the Portfolio may, subject to limitations of the Investment Company Act, lend portfolio securities if collateral values are continuously maintained at no less than 100% by "marking to market" daily. The collateral received will consist of cash, short-term U.S. Government securities, bank letters of credit or such other collateral as may be permitted under the Portfolio's investment objective and policies and by regulatory agencies and approved by the board of managers of the Portfolio. While a loan of portfolio securities is outstanding, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

     The Portfolio will not invest in real estate or oil, gas or other mineral leases, either directly or indirectly (including limited partnership interests of entities which invest in real property or interests in oil, gas or minerals), although the Portfolio may invest in other entities whose business involves the holding or acquisition of real estate or the holding or making of such leases.

     The Portfolio's objective and its policies (other than its status as a BDC) are not deemed to be fundamental policies and all may be changed at any time and from time to time by the Portfolio's board of managers without member approval.

     The Fund has adopted certain fundamental investment restrictions set forth in the statement of additional information which may not be changed unless authorized by a Unitholder vote. Except for such restrictions, the investment objective and policies of the Fund may be changed by the Board of Managers without obtaining the approval of Unitholders.

                                  RISK FACTORS

     The Units offered hereby involve a high degree of risk, including, but not limited to, the risk factors described below. Each prospective investor should carefully consider the following risk factors inherent in and affecting the business of the Fund and the Portfolio and this offering before making an investment decision. Prospective investors should consider the information set forth under "Management."

RISKS RELATED TO THE FUND AND THE PORTFOLIO

  LACK OF OPERATING HISTORY

     While the key personnel of the Investment Adviser and Investment Sub-Adviser have considerable experience in venture capital and private equity investing, including experience with Fund I and Fund II, the Fund and the Portfolio have recently been formed and have no operating history of their own upon which an investor may base an evaluation of the likely performance of the Fund or the Portfolio. See "The Fund" and "Management."

  MINIMUM PROCEEDS; PORTFOLIO DIVERSIFICATION

     The Portfolio will begin operations upon the receipt of proceeds from its initial closing after the receipt of subscriptions for capital commitments of $50,000,000. To the extent that the Portfolio makes fewer investments, it may be subject to greater risks from developments adversely affecting one or a limited number of issuers. If the Portfolio receives only the minimum amount of subscriptions, it will have fewer assets to invest and will likely acquire fewer investments than it would if it received more Subscriptions. This would increase the Fund's and the Portfolio's volatility and risk. See "The Offering."

  RELIANCE ON THE INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER

     The investment decisions of the Portfolio will be made by the Investment Adviser and the Investment Sub-Adviser. Investors will have no right or power to take part in the management of the Fund or the Portfolio and will not receive the detailed financial information made available by issuers to the Investment Adviser and the Investment Sub-Adviser in connection with the review of possible purchases for the Portfolio. Accordingly, investors must be willing to entrust all management aspects of the Fund and the Portfolio to the Investment Adviser and the Investment Sub-Adviser. The investment personnel of the Investment Adviser and the Investment Sub-Adviser consist of the same persons who are responsible for the management of Fund I and Fund II. See "Management."

  REGULATION

     The Portfolio has elected to be treated as a BDC under the Investment Company Act. The applicable provisions of the Investment Company Act impose numerous restrictions on the activities of the Portfolio, including restrictions on the nature of its investments, its use of leverage and its issuance of securities, options, warrants or rights. Among the restrictions is the requirement that a majority of the Portfolio's board of managers be individuals who are not "interested persons" within the meaning of the Investment Company Act and that the Portfolio must generally invest at least 70% of its assets in securities of companies that meet the requirements for "eligible portfolio companies" under the Investment Company Act. In addition, a BDC must make significant managerial assistance available to a significant number of the companies whose securities it purchases. The Investment Adviser and Investment Sub-Adviser believe that the constraints applicable to BDCs are consistent with the objectives of the Portfolio. However, such constraints could prohibit the Portfolio from investing in some potentially attractive situations that might otherwise be available. At the same time, the Portfolio's election to be treated as a business development company exempts it from certain provisions of the Investment Company Act. As a result, the Portfolio operates differently than a registered investment company and is subject to different and potentially greater risks as compared to a registered investment company. See "Regulation."

     There are relatively few judicial decisions under and administrative interpretations of the portions of the Investment Company Act applicable to the Portfolio, and there can be no assurance that such provisions will be interpreted or administratively implemented in a manner consistent with the Fund's and the Portfolio's objectives and intended manner of operation. In the event that the Portfolio's board of managers determines that it cannot operate effectively as a BDC, the Portfolio's board of managers may at some future date decide to withdraw the Portfolio's election to be treated as a BDC and transform it into a registered investment company or an operating company not subject to regulation under the Investment Company Act, or cause the Portfolio to be liquidated. The Portfolio could not operate as an operating company unregulated under the Investment Company Act consistent with its current investment policies. Should the Portfolio's board of managers seek to withdraw the Portfolio's election as a BDC, it must obtain the approval of members who represent a majority of the outstanding Portfolio Units. See "Description of Units."

  FUND/PORTFOLIO INVESTMENT STRUCTURE.

     Investors should be aware that the Fund, unlike other investment companies that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in the Portfolio, a separate, closed-ended management investment company with a substantially similar investment objective (the Fund may also temporarily make investments in short-term U.S. Government Securities). Therefore, the Fund's interest in the securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated investors. Investors in the Fund should be aware that differences may result in the returns experienced by other investors in the Portfolio. Investors who are willing to meet the investment minimum of the Portfolio and who desire the receipt of distributions of securities in kind rather than in cash should consider an investment directly in the Portfolio.

     The Board of Managers of the Fund has considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Managers believe that the structure offers opportunities for lower overall expenses than would be the case were the Fund to invest directly in portfolio companies.

  POTENTIAL CONFLICTS OF INTEREST

     The Investment Adviser, the Investment Sub-Adviser and their affiliates may be subject to various conflicts of interest in connection with their relationships and transactions with the Portfolio. Such conflicts of interest include the following.

     INCENTIVE CARRIED INTEREST. The Investment Adviser receives certain allocations and distributions determined by the amount of net realized capital gains (net of realized capital losses and net unrealized capital depreciation) of the Direct Investments made by the Portfolio as set forth under "Capital Accounts, Allocations and Distributions." This may cause the Investment Adviser to select investments for the Portfolio that involve greater risk than it would select if it did not receive a portion of such capital gains.

     CONFLICTS AS TO INVESTMENT OPPORTUNITIES. The Investment Adviser and its affiliates may make investments for their own accounts and may be in competition with the Portfolio for such investments. In addition, the Investment Adviser, the Investment Sub-Adviser and their affiliates serve as investment advisers for their fiduciary accounts and other private or public investment vehicles that have investment objectives identical or similar to those of the Portfolio. While the Investment Adviser and Investment Sub-Adviser are obligated to endeavor to provide the Portfolio with continuing and suitable investment opportunities consistent with its investment objective and policies, the Investment Adviser and Investment Sub-Adviser are not required to present to the Portfolio any particular opportunity that falls within the investment objective and policies of the Portfolio. The Investment Adviser and Investment Sub-Adviser will endeavor to offer to the Portfolio on an equitable basis investment opportunities that would be suitable for both the Portfolio and other accounts for which the Investment Adviser and Investment Sub-Adviser provide discretionary investment advisory services. The Investment Adviser and Investment Sub-Adviser will endeavor to resolve conflicts with respect to investment opportunities in a manner deemed equitable to all and consistent with their fiduciary duties.

     ALLOCATION OF MANAGEMENT TIME AND SERVICES. The Portfolio will not have independent officers or employees and will rely upon the Investment Adviser, the Investment Sub-Adviser and their affiliates for management of the Portfolio and its assets. The Investment Adviser and Investment Sub-Adviser believe that they and their affiliates have or can attract sufficient personnel to discharge all of their responsibilities to the Portfolio. Conflicts of interest may arise in allocating management time, services or functions between the Portfolio and other entities for which the Investment Adviser, the Investment Sub-Adviser and their affiliates may provide similar services. The officers and employees of the Investment Adviser and Investment Sub-Adviser will devote such time to the affairs of the Portfolio as they, in their sole discretion, determine to be necessary for the conduct of the business of the Portfolio.

     RELATIONSHIPS WITH PORTFOLIO COMPANIES. The Investment Adviser, Investment Sub-Adviser and their affiliates may serve as directors or officers of or consultants to certain Portfolio Companies and, in connection therewith, earn various fees which may be paid in the form of cash, securities or other consideration. Any such consideration earned from a Portfolio Company by the Investment Adviser, the Investment Sub-Adviser or any of their officers or directors will be paid-over to the Portfolio. In addition, the Investment Adviser, Investment Sub-Adviser and their affiliates, will from time to time provide investment advisory, trust, banking or insurance services to certain Portfolio Companies in connection with their ordinary business operations. The Investment Adviser and Investment Sub-Adviser expect that the terms of such relationships will be consistent with the terms on which the Investment Adviser, Investment Sub-Adviser or their affiliates generally provide such services to their customers.

     AFFILIATED TRANSACTIONS. The Investment Company Act restricts transactions between the Portfolio and Portfolio Companies controlled by the Portfolio and any "affiliated person" of the Portfolio (as defined in the Investment Company
Act) including, among others, the Portfolio's officers, members of the Portfolio's board of managers, principal Portfolio Unitholders, employees, the Investment Adviser, the Investment Sub-Adviser, certain of their affiliated persons and other affiliates of the Portfolio. In many cases, the Investment Company Act prohibits transactions unless the Portfolio first applies for and obtains an exemptive order from the Commission. Delays and costs involved in obtaining necessary approvals may decrease the profitability of such transactions or make it impracticable or impossible to consummate such transactions. Further, provisions of federal and state banking regulations impose restrictions on certain types of transactions between a bank and its affiliates. The Portfolio does not believe that an order from the Commission would ordinarily be required for the transactions discussed above under "Relationships with Portfolio Companies." Certain other transactions may require an order from the Commission. The Portfolio may in the future engage in such activities, but does not have a present plan to do so. The Portfolio does not intend to engage in such transactions unless it has obtained an order from the Commission or determined that an order is not required.

     Among such other activities are joint investments in Portfolio Companies. The Investment Adviser, the Investment Sub-Adviser and their affiliates and employees may in the future participate with the Portfolio in joint investments in Portfolio Companies and other securities and may make loans to, or other investments in, Portfolio Companies. Any investment in the same security at or about the same time will be required to be on a basis which, in the judgment of the Portfolio's board of managers, is not more advantageous to such other persons than the basis upon which the Portfolio participates in such joint investments, will require the prior approval of the Portfolio's board of managers, including a majority of the disinterested members of the Portfolio's board of managers, and may require an order of the Commission. Because of their potentially varying investment objectives or other factors, conflicts could arise between the Portfolio and its affiliates relating to co-investments, which can only be resolved through the exercise by the Investment Adviser and Investment Sub-Adviser of such judgment as is consistent with their fiduciary duties to the Portfolio. Even with the proper exercise of such judgment, however, there can be no assurance that potential conflicts would be resolved in a manner favorable to the Portfolio.

  UNSPECIFIED USE OF PROCEEDS

     Inasmuch as the Portfolio has not identified the particular uses for the net proceeds from this offering other than to make investments on the basis of opportunities as they may arise, prospective investors must rely on the ability of the Investment Adviser and Investment Sub-Adviser to identify and make portfolio investments consistent with the Portfolio's investment objective. Investors will not have the opportunity to evaluate personally the relevant economic, financial and other information which will be utilized by the Investment Adviser and Investment Sub-Adviser in deciding whether or not to make a particular investment or to dispose of any such investment. See "Use of Proceeds."

  FEDERAL INCOME TAXATION

     TAX STATUS. At the first subscription closing, the Fund will receive an opinion of its counsel to the effect that, under current law and based on certain assumptions and representations, the Fund will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for federal income tax purposes. Such opinion will be based upon the maintenance of certain factual and other conditions, the continuation of which cannot be assured. The Portfolio will receive a similar opinion. No ruling has been or will be sought from the IRS regarding the status of either the Fund or the Portfolio as a partnership. An opinion of counsel is not binding on the IRS or any court.

     A limited liability company (such as the Fund or the Portfolio) would be treated as a corporation for federal income tax purposes if it were to become a publicly traded partnership. If the Fund or the Portfolio (or both) were treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes, material adverse consequences for the members would result. The entity would be subject to tax on its income at corporate tax rates, without a deduction for any distribution to the members of such entity, thereby materially reducing the amount of any cash available for distribution to the members. In addition, the members of the entity would be treated as shareholders for federal income tax purposes. Thus, capital gains and losses and other income and deductions of the entity would not be passed through to the members, and all distributions by the entity to its members would be treated as dividends, return of capital and/or gains. See "Certain Federal Income Tax Considerations -- Tax Status of the Fund and the Portfolio."

     TAXATION OF MEMBERS ON PROFITS AND LOSSES. The Fund and the Portfolio, if treated as partnerships for tax purposes as discussed above, will not themselves be subject to federal income tax. Rather, with respect to the Fund, each member in computing his, her or its federal income tax liability will be required to take into account his, her or its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the Fund ending within or with such taxable year of the member, regardless of whether the member has received any distributions from the Fund. Prospective investors should also be aware that they will be subject to various limitations on their ability to deduct their allocable share of Fund and Portfolio losses (or items of loss and deduction thereof). For these and various other reasons, it is possible that a member's federal income tax liability with respect to his, her or its allocable share of Fund earnings in a particular year could exceed the cash distributions to the member for the year, thus giving rise to an out-of-pocket payment by the member. See "Certain Federal Income Tax Considerations -- Taxation of Members of the Fund."

     GENERAL. In view of the complexity of the tax aspects of the offering, particularly in light of recent changes in the law and the fact that certain of the tax aspects of the offering will not be the same for all investors, prospective investors must consult their own tax advisers with specific reference to their own tax situations prior to investing in the Fund. No assurance can be given that the current federal income tax treatment applicable to an investment in the Fund will not be modified by legislative, administrative or judicial action in the future. Any such changes may retroactively affect existing transactions and investments. Prospective investors must also consult their own tax advisers with respect to the effects of applicable state, local and non-U.S. tax laws.

     The foregoing is a summary of certain significant federal income tax risks relating to an investment in the Fund. This summary should not be interpreted as a representation that the matters referred to herein are the only tax risks involved in this investment or that the magnitude of such risks is necessarily equal. For a more detailed discussion of these and other federal income tax risks of an investment in the Fund, see "Certain Federal Income Tax Considerations."

  LIABILITY OF MEMBERS

     You will not be liable for any obligations of the Fund in excess of your capital account balance, plus your share of undistributed profits. However, if you receive a distribution from the Fund, and, after such distribution, the liabilities of the Fund exceed the fair value of the Fund's assets (and you had knowledge of this fact at the time of the distribution) you may be required to return such distribution to the Fund. The Fund has no intention of making such distributions. You will not have the right to a return of the subscription amount except in accordance with the distribution provisions of the Operating Agreement.

  NO PUBLIC OR OTHER MARKET FOR UNITS

     No person may become a substitute member without the written consent of the Fund, which we may withhold for any reason in our sole and absolute discretion. A member may transfer Units only by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of the member or otherwise, or with the written consent of the Fund (which we may withhold in our sole and absolute discretion and will grant, if at all, only in extenuating circumstances) or in connection with the transfer to a family trust or another entity that does not result in a change in beneficial ownership. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any eligibility and suitability standards and must be accompanied by properly completed transfer documents.

     Any transferee that acquires Units by operation of law as a result of death, bankruptcy, insolvency or dissolution of a member or otherwise shall be entitled to the allocations and distributions, if any, with respect to the Units so acquired and to transfer those Units subject to the restrictions of the Operating Agreement, but shall not be entitled to the other rights of a member unless and until that transferee becomes a substituted member as provided in the Operating Agreement. If a member transfers Units with the approval of the Fund under the policies established by the Fund, the Fund shall promptly take all necessary actions so that each transferee or successor to whom those Units is transferred is admitted to the Fund as a member. Each member and transferee must pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. See "Description of Units -- Summary of Limited Liability Company Operating Agreement."

     By subscribing for Units, each member will agree to indemnify and hold harmless the Fund, the Portfolio, the Fund's Adviser, the Distributor and any of their affiliates and controlling persons and each other member and any successor or assign of any of the foregoing, against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that member in violation of these provisions or any misrepresentation made by that member in connection with any such transfer. A similar indemnification is required to be made by a permitted transferee.

  DISTRIBUTIONS IN KIND

     The Portfolio may make distributions of securities or other property in kind. To the extent that the Fund receives distributions in kind from the Portfolio, the Fund intends ordinarily to retain such assets until the Fund's Adviser determines that it is advantageous to dispose of such assets. The Fund may, however, also make distributions in kind. To the extent that the Fund does so, you will incur additional expenses when you determine to dispose of such securities or other assets. In addition, the determination of whether and when to dispose of such securities or other assets will be your responsibility. Such securities or other property may be worth more or less when you dispose of them than their value at the time of distribution. Although the Fund generally intends to distribute securities prior to liquidation only if such securities are traded in an active secondary market, without registration such securities may be subject to a minimum holding period or other limitations on resale.

GENERAL RISKS OF INVESTMENTS

  RISK OF PRIVATE EQUITY INVESTMENTS

     While the Portfolio will be a non-diversified company as defined by the Investment Company Act, it does not expect to invest more than 10% of its total assets in any one Portfolio Company. The Portfolio's investments in Private Funds serve to further diversify its holdings. Since the Portfolio's assets may be concentrated in relatively few investments, substantial declines in the values of its investments could have a material adverse effect on the net asset value of the Portfolio. Although private equity investments offer the opportunity for significant capital gains, such investments involve a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investments in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources, more extensive development, manufacturing, distribution or other attributes over which the Portfolio will have no control. The Portfolio anticipates that it may also make investments in high-technology companies that may face risks of product obsolescence.

  ILLIQUIDITY OF PRIVATE EQUITY INVESTMENTS

     Because of the competition for investments that meet the requirements for "qualifying assets," the Portfolio anticipates that it may take up to four years before it is fully invested or committed to invest in Portfolio Companies. Private equity investments may typically take from two to seven years from the date of initial investment to reach a state of maturity at which disposition can be considered. In light of the foregoing, it is unlikely that any significant distribution of the proceeds from the disposition of private equity investments will be made until the later years of the Portfolio's term.

     The Portfolio's private equity investments will consist primarily of securities that are subject to restrictions on sale by the Portfolio because they were acquired from the issuer in "private placement" transactions or because the Portfolio is deemed to be an affiliate of the issuer. Generally, the Portfolio cannot sell these securities publicly without the expense and time required to register the securities under the Securities Act or sell the securities under Rule 144 or other rules under the Securities Act which permit only limited sales under specified conditions. When restricted securities are sold to the public, the Portfolio may be deemed an "underwriter" or possibly a controlling person under the Securities Act and be subject to liability as such under the Securities Act.

     In addition, contractual or practical limitations may inhibit the Portfolio's ability to sell, distribute or liquidate its investments in Portfolio Companies because the issuers are privately held, because the Portfolio owns a relatively large percentage of the issuer's outstanding securities or because joint venture associates, other investors, financial institutions or management are relying on the Portfolio's continued investment. Sales may also be limited by financial market conditions, which may be unfavorable for sales of securities of particular issuers or issuers in particular markets. The above limitations on liquidity of the Portfolio's investments could prevent a successful sale and result in the delay of any sale or reduction in the amount of proceeds that might otherwise be realized. Although the Portfolio will reflect these restrictive factors in the valuation of its investments, no assurance can be given that the estimated values will represent the return that might ultimately be realized by the Portfolio from the investment. See "Valuation of Portfolio Securities." The Fund's investment in the Portfolio will also be illiquid in that there are substantial restrictions as to transfer of Portfolio Units.

  NEED FOR FOLLOW-ON INVESTMENTS

     Following its initial investments in Portfolio Companies, the Portfolio anticipates that it may be called upon to provide additional funds to Portfolio Companies or have the opportunity to increase investments in successful operations. Although the Portfolio may borrow to make follow-on investments, there is no assurance that the Portfolio will make follow-on investments or that the Portfolio will have sufficient funds to make such investments. Any decision by the Portfolio not to make follow-on investments or its inability to make them may have a substantial impact on Portfolio Companies in need of such an investment or may result in a missed opportunity for the Portfolio to increase its participation in a successful operation.

  COMPETITION FOR INVESTMENTS

     The Portfolio expects to encounter competition from other entities having similar investment objectives. Historically, the primary competition for venture capital, buyout and other private equity investments has been from venture capital, buyout and private equity partnerships and corporations, private equity affiliates of large industrial and financial companies, small business investment companies and wealthy individuals. The Portfolio will frequently be a co-investor with other professional venture capital, private equity or leveraged buyout groups including several in which the Portfolio may be an investor. These relationships with other groups should expand the Portfolio's access to investment opportunities.

     In addition, it is possible that there may be circumstances under which an additional investment would be considered an affiliated transaction, requiring prior Commission approval. The receipt of an exemptive order from the Commission could be time consuming and costly, and there can be no assurance that such approval would be obtained.

  INVESTMENT IN COMPANIES DEPENDENT UPON NEW TECHNOLOGIES

     Under current market conditions, the Portfolio plans to focus on investments in companies that rely significantly on technological events or advances in their product development, production or operations. The value of the Portfolio Units may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. The specific risks faced by technology companies include:

     - rapidly changing technologies and products that may quickly become obsolete;

     - changing investor sentiments and preferences with regard to technology sector investments (which are generally perceived as risky);

     - cyclical patterns in information technology spending which may result in inventory write-offs;

     - scarcity of management, engineering and marketing personnel with appropriate technological training;

     - the possibility of lawsuits related to technological patents and intellectual property; and

     - exposure to a high degree of government regulation, making these companies susceptible to changes in government policy and failures to secure regulatory approvals.

  BORROWING

     The Fund does not intend to borrow to invest in the Portfolio, and the Portfolio does not intend to borrow funds for investment purposes. However, the Portfolio may borrow funds to facilitate the making of follow-on investments, to maintain various regulatory qualifications or to pay contingencies and expenses. The Portfolio will not borrow to pay the advisory fee payable to the Investment Adviser. The Portfolio is permitted under the Investment Company Act to borrow funds if, immediately after the borrowing, it will have an asset coverage (as defined in the Investment Company Act) of at least 200%. The amount and nature of any borrowings will depend upon a number of factors over which neither the Portfolio's board of managers nor the Investment Adviser has control, including general economic conditions, conditions in the financial markets and the impact of the financing on the tax treatment of the members. Subject to the foregoing, the Portfolio may borrow funds in an amount up to 25% of the value of its total assets (after giving effect to the proceeds from the borrowing). See "Investment Objective and Policies -- Borrowing" and "Regulation."

     Although the Portfolio does not intend to borrow funds to make initial investments, the use of leverage even on a short-term basis could have the effect of magnifying increases or decreases in the Portfolio's net asset value. The Portfolio also expects that, as a condition to lending, lenders may place restrictions on the

Portfolio, which may include reserve requirements or operating restrictions, and may limit the ability of the Portfolio to make distributions to members. There can be no assurance that debt financing will be available on terms that the Investment Adviser, Investment Sub-Adviser or the Portfolio's board of managers consider to be acceptable and in the best interests of the Portfolio. If borrowing is unavailable, the Portfolio may be required to make an untimely disposition of an investment.

  LACK OF DIVERSIFICATION

     The Fund and the Portfolio intend to operate as non-diversified investment companies within the meaning of the Investment Company Act and, therefore, the Fund and the Portfolio's investments may not be substantially diversified. In any event, the Fund and the Portfolio will not be able to achieve the same level of diversification as much larger entities engaged in similar activities. The Fund's and the Portfolio's assets may be subject to greater risk of loss than if they were more widely diversified, inasmuch as the failure of one or more of a limited number of investments could have a greater adverse effect on the Portfolio than the failure of one of a large number of investments. The net asset value of a non-diversified company may be more volatile than in the case of a diversified company. See "Investment Objective and Policies."

                                  THE OFFERING

     The Fund is offering investors the opportunity to subscribe to make capital contributions to the Fund in exchange for membership interests in the Fund (the "Units"). The Fund is offering up to 400,000 Units through Charles Schwab & Co., Inc., as principal distributor. The Distributor is under common control with an affiliate of the Investment Adviser and Investment Sub-Adviser. Units may be sold by the Distributor to investors through financial intermediaries acting as broker or agent for their customers. The Fund's Adviser or an affiliate will pay the Distributor from its own assets, and not the assets of the Fund, an amount equal to 0.02% of the total of all subscriptions received in this offering. The Fund's Adviser or an affiliate, out of its own assets and not the assets of the Fund, may compensate Selling Agents who sell Units of the Fund to investors. The Fund's Adviser or an affiliate will also pay the Distributor, to the extent that investors are introduced to the Fund through the Distributor, an ongoing fee for the sale of Units and the provision of ongoing investor services in an amount equal to the annual rate through the fifth anniversary of the final subscription closing date of 0.45% of the average quarterly net asset value of all outstanding Units held by investors introduced to the Fund by the Distributor and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Fund from this offering. Such ongoing investor services may include: answering questions from the Distributor's clients or their advisers concerning the Fund and its operations; providing information to the Distributor's clients or their advisers at the request of the Fund or the Fund's Adviser; consulting upon request with the Fund, the Board of Managers or the Fund's Adviser concerning investor relations; and providing such other investor relations services as the Fund's Adviser may reasonably request. The offering will terminate December 31, 2000, subject to extension by the Board of Managers to a date not later than May 11, 2001. If subscriptions for at least $50,000,000 have not been received by the Termination Date, the offering will terminate and all proceeds from the offering will be refunded to investors with any interest earned thereon and without any deductions. See "Risk Factors -- Minimum Proceeds; Portfolio Diversification." The minimum subscription is $25,000. We have the right to waive the minimum at our discretion.

     Each investor will be required to complete, execute and deliver to the Fund an executed copy of the Subscription Agreement, which will form a binding contract of the investor. The Fund will not commence accepting subscriptions until the Portfolio has set a date for its first closing. The Fund intends to notify you of the date upon which it will begin accepting subscriptions. Any subscriptions received before such date will be returned promptly. Pursuant to the Subscription Agreement your subscription amount is required to be paid on or before the final subscription closing date (not later than December 31, 2000, subject to extension). Units may be purchased only by persons who represent to the Fund that the value of their total assets (exclusive of their principal residence) less their total liabilities is at least $500,000 and that the amount that they are subscribing for does not exceed 10% of their total assets less their total liabilities, and who make the other representations included in the Subscription Agreement to be entered into by each investor.

     Payments transmitted by subscribers to the Fund, or to the Selling Agents, for investment in the Fund prior to the applicable closing date will be deposited in an interest-bearing bank escrow account with PNC Bank, Delaware pending each closing. Any checks should be made payable to PNC Bank Delaware, as "Escrow Agent," and must be transmitted by Selling Agents directly to PFPC Inc. as Escrow Administrator by noon of the next business day after receipt. Funds deposited into escrow accounts will be invested in accordance with Rule 15c2-4 of the Exchange Act until the relevant subscription closing or the termination of the offering. In the event the Fund rejects a subscriber's Subscription Agreement or a subscriber elects to withdraw his subscription prior to his or her subscription closing date, PFPC Inc. will promptly deliver to such subscriber all funds received; any interest earned on such funds will be returned within five business days of the next subscription closing after such rejection or withdrawal.

     We expect that a first subscription closing will be held on or about the fifth business day after receipt of subscriptions totaling at least $50,000,000. The Fund may continue to offer the remaining unsold Units and accept subscriptions for such Units from time to time at subsequent closings until the Termination Date. Within five business days after each closing, PFPC Inc. will mail to each subscriber checks in the respective amounts of interest earned by funds held in escrow. If the minimum of $50,000,000 subscriptions are received, any charges or expenses associated with the escrow account will be paid by the Fund's Adviser or an affiliate.

                                USE OF PROCEEDS

     The net proceeds to the Fund from this offering will be $200,000,000 if all Units are sold and before deducting organizational and initial offering expenses estimated to be approximately $307,800. Organizational and offering expenses will be payable from the offering proceeds and will be deducted from members' capital accounts. Charles Schwab & Co., Inc., the Fund's principal distributor, has agreed to pay the Fund's organizational costs, estimated to be $10,000 in the event that the Fund receives subscriptions totaling less than $75,000,000. If the Fund receives subscriptions totaling $75,000,000 or more, the Fund will pay its own organizational expenses.

     The Fund expects to invest substantially all of the proceeds from this offering in Excelsior Venture Partners III, LLC (the "Portfolio") within 30 days of the Termination Date (expected to be December 31, 2000, subject to extension). The Fund will also bear its share of the organizational and offering expenses of the Portfolio. The Fund and the Portfolio share substantially the same investment objective and policies. Pending investment and for short-term cash management purposes, the Fund may invest in short-term U.S. Government securities.

     It is anticipated that there will be a significant period of time (up to four years) before the Portfolio becomes fully invested. Although the Portfolio intends to invest or commit to invest more than 50% of the proceeds from the offering in Venture Capital Investments within the earlier of (i) two years after the final subscription closing date and (ii) two and one-half years after the commencement of this offering, a delay is common for BDCs because of the competition for investments in entities that meet the requirements for "qualifying assets" under the Investment Company Act. Further, investments in Venture Capital Investments and other Direct Investments may typically take from two to seven years from the date of initial investment to reach a state of maturity at which disposition can be considered. In light of the foregoing, it is unlikely that any significant distribution of the proceeds from the disposition of Venture Capital Investments and other Direct Investments will be made until the later years of the existence of the Portfolio. See "Risk
Factors -- Illiquidity of Private Equity Investments."

                                   MANAGEMENT

INVESTMENT ADVISERS; COMPENSATION

     Investment Advisers. U.S. Trust Company, a Connecticut state chartered bank and trust company, will serve as the investment adviser of the Fund (the "Fund's Adviser"). U.S. Trust Company will also serve as the Investment Adviser of the Portfolio pursuant to an investment advisory agreement with the Portfolio.

United States Trust Company of New York, a New York state chartered bank and trust company, will serve as the Investment Sub-Adviser of the Portfolio pursuant to an investment sub-advisory agreement with the Investment Adviser and the Portfolio. U.S. Trust Company and United States Trust Company of New York are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company. The Investment Adviser or Investment Sub-Adviser have been the investment advisers to Fund I and Fund II, each a registered BDC, since September 1994 and March 1997, respectively. The investment management personnel of the Investment Adviser and Investment Sub-Adviser consist of the same persons that perform the investment management functions for Fund I and Fund II. U.S. Trust Company's principal business address is 225 High Ridge Road, Stamford, Connecticut 06905. United States Trust Company of New York's principal business address is 114 West 47th Street, New York, New York 10036. On December 31, 1999, U.S. Trust's Asset Management Group, which includes U.S. Trust Company and United States Trust Company of New York and other affiliates of U.S. Trust Corporation, had approximately $86 billion in assets under management.

     Under the supervision of the Board of Managers, the Fund's Adviser is responsible for managing the Fund's temporary investments in U.S. Government securities and for managing the disposition of assets distributed to the Fund in kind from the Portfolio. The Fund's Adviser is also responsible for providing or arranging for management and administrative services for the Fund.

     Under the supervision of the Portfolio's board of managers, the Investment Adviser and Investment Sub-Adviser are responsible for finding, evaluating, structuring and monitoring the Portfolio's investments and for providing or arranging for management and administrative services for the Portfolio. The investment professionals in charge of the day-to-day management of the Portfolio have extensive experience in venture capital and private equity investing. See "Board of Managers, Officers and Investment Professionals" below.

     U.S. Trust Corporation is an indirect, wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Through its principal subsidiary, Charles Schwab & Co., Inc., Schwab is the nation's fourth largest financial services firm and the nation's largest electronic brokerage firm, in each case, as measured by customer assets. At December 31, 1999, Schwab served 6.6 million active accounts with $725 billion in customer assets through 340 branch offices, four regional customer telephone service centers and automated telephone online channels. Approximately 30% of Schwab's customer assets and approximately 13% of its customer accounts are managed by 5,800 independent, fee-based investment advisers served by Schwab's institutional investor segment. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer, a director and significant shareholder of Schwab.

     Management Fees. The Fund will pay the Fund's Adviser an investment advisory fee equal to 0.1% of the Fund's net assets that are not represented by the Fund's investment in the Portfolio. The Fund will not pay the Fund's Adviser a management fee on assets invested in the Portfolio. The Portfolio will pay the Investment Adviser, on a quarterly basis, a management fee at an annual rate equal to 2.00% of the Portfolio's average quarterly net assets through the fifth anniversary of the Portfolio's first closing date and at an annual rate of 1.00% of net assets thereafter. The management fee is payable in arrears on the last day of each fiscal quarter. The Investment Adviser has agreed to waive the management fee during the subscription period, which will end on the final subscription closing date. Pursuant to the Investment Sub-Advisory Agreement, the Investment Adviser pays an investment management fee to the Investment Sub-Adviser.

     Investment Advisory Agreement. The Fund will enter into an investment advisory agreement with the Fund's Adviser. The Fund's Investment Advisory Agreement provides that the Fund's Adviser shall, subject to the supervision of the Fund's Board of Managers, identify, monitor and dispose of the Fund's investments and provide management and administrative services. Such administrative services may include: providing the Fund with office space, equipment, facilities, supplies and clerical services; keeping and maintaining the books and records of the Fund, administering capital accounts and handling communications and correspondence with members, preparing accounting, management and other reports; and providing such other managerial and administrative services as may be reasonably requested by the Fund. The Fund also uses the services of an administrator, PFPC Inc.

     Under the Fund's Investment Advisory Agreement, the Fund is obligated to bear all costs and expenses directly allocable and identifiable to the Fund or its business' or investments, including, but not limited to, fees and expenses of the Board of Managers; fees and expenses of the Fund's Adviser; fees and expenses of registering the Fund's Units under federal and state securities laws; interest; taxes; fees and expenses of the Fund's legal counsel and independent accountants; fees and expenses of the Fund's administrator (PFPC Inc.), transfer agent and custodian; expenses of printing and mailing Unit certificates, reports to members, notices to members and proxy statements; reports to regulatory bodies; brokerage and other expenses in connection with the execution, recording and settlement of portfolio security transactions; expenses in connection with the acquisition and disposition of portfolio securities or the registration of privately issued portfolio securities; costs of third party evaluations or appraisals of the Fund (or its assets) or its actual investments; expenses of membership in investment company and other trade associations; expenses of fidelity bonding and other insurance premiums; expenses of members' meetings; fees payable to the National Association of Securities Dealers, Inc. (the "NASD"), if any, in connection with this offering; indemnification costs and expenses; fees and expenses of legal counsel to the members of the Board of Managers who are not interested persons of the Fund (within the meaning of the Investment Company Act); and the Fund's other business and operating expenses.

     The Fund's Investment Advisory Agreement provides for indemnification by the Fund of the Fund's Adviser, its affiliates and their officers, directors, employees, members and agents from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of, or under, the Fund's Investment Advisory Agreement. Indemnification is only available to the extent the loss, claim, damage, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties under the Fund's Investment Advisory Agreement, or the reckless disregard of their obligations and duties under the Fund's Investment Advisory Agreement.

     The Fund's Investment Advisory Agreement provides that it will continue in effect for two years and that, after the initial period of effectiveness will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board of Managers of the Fund who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding Units of the Fund; or (ii) the vote of a majority of the full Board of Managers of the Fund. The Fund's Investment Advisory Agreement also provides that it be terminated at any time, without the payment of any penalty, either by: (i) the Fund, by action of the Board of Managers or by vote of a majority of the outstanding Units of the Fund, on 60 days' written notice to the Fund's Adviser; or (ii) the Fund's Adviser on 90 days' written notice to the Fund. The Fund's Investment Advisory Agreement will terminate immediately in the event of its "assignment" (as defined in the Investment Company Act).

     The Portfolio has entered into substantially similar investment advisory agreements with the Investment Adviser and the Investment Sub-Adviser.

INVESTMENT OPERATIONS

     The Investment Adviser and/or the Investment Sub-Adviser will initiate, screen and monitor the Portfolio's investments.

     Direct Investments will typically be structured in negotiated, private transactions directly with the issuer. The Portfolio's investments will generally consist of non-publicly traded equity and equity-like securities, including common stock, preferred stock, limited partnership interests, limited liability company interests, warrants and convertible debentures, subject to certain regulatory and other restrictions. In connection with most Portfolio investments, the Portfolio will work with the Portfolio Company to develop and implement the Portfolio Company's long-term financial strategy and to enhance its value.

     The Investment Committee, which consists of senior investment professionals of the Investment Sub-Adviser, will make the final investment decisions regarding any investment proposal made by the Investment Adviser or Investment Sub-Adviser.

     Deal Origination. Investment proposals may come to the attention of the Investment Adviser or Investment Sub-Adviser from many sources including unsolicited proposals from the public, personal contacts of the Investment Adviser, Investment Sub-Adviser or their affiliates, other private equity investors and referrals from investment banks, commercial banks, lawyers, accountants and other members of the financial community, including U.S. Trust personnel. The Investment Adviser and the Investment Sub-Adviser believe that investment opportunities may also come from several venture capital and private equity funds of which they or any of their affiliates may be an investor. Under certain circumstances, such opportunities may require prior exemptive relief from the Commission. See "Risk Factors -- Potential Conflicts of Interest" and "Regulation."

     Evaluation of Investment Opportunities. Prior to committing funds to an investment opportunity, a disciplined investment process is undertaken which includes a legal, financial, tax, industry and company due diligence investigation by the Investment Adviser and/or the Investment Sub-Adviser to assess the prospects and risks of the potential investment. The experience and expertise of the officers of the Investment Adviser and the Investment Sub-Adviser will be essential in evaluating products, markets, industry trends, financial requirements, competition and the management team associated with a prospective investment. Each investment will be approved by the Investment Committee.

     Structuring of Investments. The terms and conditions of the investments acquired will result from negotiations directly with the Portfolio Company or an affiliate thereof. The Investment Adviser or the Investment Sub-Adviser will be responsible for conducting such negotiations on behalf of the Portfolio and will seek to structure the terms of the investment to provide for the capital needs and success of the issuer and at the same time to maximize the Portfolio's opportunity for long-term capital appreciation. An important factor in successful private equity investing is proper structuring of the transaction in terms of such matters as price, type of security, restrictions on use of funds, commitments or rights to provide additional financing, control and involvement in the issuer's business and liquidity.

     Management Assistance and Monitoring of Investments. Successful business development investing requires active monitoring and participation and influence on major financial decisions. Representatives of the Portfolio, the Investment Adviser or the Investment Sub-Adviser and their affiliates will frequently serve as members of the boards of directors or advisory boards of Portfolio Companies or will have visitation rights to those companies. Board representation, as well as a close working relationship with the operating management, should enable the Portfolio to exercise influence and provide management assistance with respect to such matters as capital structure, budgets, profit goals, diversification strategy, financing requirements, management additions or replacements and developing a public market for the securities of the Portfolio Companies. The close tracking of internal financial statements and progress reports, as well as an active working relationship with management, form the basis of effective portfolio monitoring and risk management.

     Liquidation of Investments. In order to realize the benefits of capital appreciation, private equity investments must be liquidated. The method and timing of the liquidation of investments are critical elements to maximizing portfolio return. The Portfolio expects to liquidate its investments through a variety of transactions, including mergers, negotiated sales of Portfolio Companies, sales in registered public offerings, sales in the public markets of registered securities and recapitalizations. In structuring the investments, the Investment Adviser or the Investment Sub-Adviser will endeavor to reach such understanding with the Portfolio Company or its affiliates as may be appropriate as to the method and timing of liquidation of the Portfolio's investments and will usually seek to obtain registration rights at the expense of the issuer and reporting compliance for eligible companies under Rule 144 under the Securities Act. Timing of divestiture or liquidation depends on the performance of the Portfolio Company, the ability of the Portfolio Company to refinance its outstanding securities and other financial market opportunities. See "Risk Factors -- Illiquidity of Private Equity Investments." The Portfolio will bear the costs of liquidating investments to the extent that such expenses are not paid by the issuer. The Portfolio may as an alternative to liquidating certain investments distribute such investments in kind. Prior to liquidation of the Portfolio, the Portfolio intends to distribute in kind only securities that may be resold without registration under the Securities Act and for which an active trading market exists. The Fund ordinarily intends to liquidate such assets directly, rather than distributing such assets in kind to investors. Distributions in kind involve certain expenses and risks. See "Risk Factors -- Distributions In Kind."

ADMINISTRATOR

     The Administrator, PFPC Inc., performs certain administration, accounting and investor services for the Fund and the Portfolio. In consideration for these services, the Fund (i) pays the Administrator a variable fee between 0.065% and 0.03% based on average quarterly net assets, subject to a minimum quarterly fee of approximately $30,000, (ii) pays annual fees of approximately $11,000 for taxation services and (iii) will reimburse the Administrator for out-of-pocket expenses. The Portfolio pays the Administrator a variable fee between 0.105% and 0.07% based on average quarterly net assets, subject to a minimum quarterly fee of approximately $30,000, (ii) pays annual fees of approximately $11,000 for taxation services and (iii) will reimburse the Administrator for out-of-pocket expenses.

BACKGROUND

     The following list includes all the private companies and private funds in which Fund I and Fund II have invested as of October 31, 2000. Except as otherwise noted, unrealized gain/(loss) and total value reflect the values assigned for purposes of determining the net asset values of Fund I and Fund II. The values of securities for which no active trading market exists or which are subject to material restrictions on resale reflect fair value as determined pursuant to such fund's valuation policies except as otherwise noted. All or substantially all of the investments listed below are valued at fair value. The list is intended to illustrate the types of investments with which the Investment Adviser and Investment Sub-Adviser have experience.

                         SUMMARY OF DIRECT INVESTMENTS
                               MADE BY U.S. TRUST
                       INFORMATION AS OF OCTOBER 31, 2000
                                  (UNAUDITED)

                                    AVERAGE                                                     TOTAL VALUE
                                    HOLDING                                               (COST BASIS AND REALIZED
                                    PERIOD        COST        REALIZED      UNREALIZED        GAIN/(LOSS) AND
DIRECT INVESTMENTS                  (YEARS)      BASIS       GAIN/(LOSS)   GAIN/(LOSS)    UNREALIZED GAIN/(LOSS))
------------------                  -------   ------------   -----------   ------------   ------------------------
INVESTMENTS REALIZED AND/OR PUBLIC
  COMPANIES
  Accrue Software, Inc.
    (NeoVista)*...................    2.7     $  1,038,488   $   680,572   $   (371,664)        $  1,347,397
  CommSite International, Inc. ...    2.6        2,718,750       106,058             --            2,824,808
  Corsair Communications, Inc. ...    2.7        3,000,003     1,743,843             --            4,743,846
  Curon Medical, Inc.**...........    1.2        6,124,144            --     19,935,000           26,059,144
  LifeMinders, Inc.***............    1.4       11,499,997    25,208,441     30,395,298           67,103,737
  QuickLogic Corporation..........    3.9        3,000,000     5,389,571        163,101            8,552,672
  Rental Services Corp. ..........    1.7          985,000     2,086,479             --            3,071,479
  Signius Corporation.............    3.1        3,418,146    (3,414,128)            --                4,018
  Softcom Microsystems, Inc. .....    1.0        4,178,649    11,241,816             --           15,420,465
  WNP Communications, Inc. .......    0.9        5,877,855    13,338,276             --           19,216,131
                                              ------------   -----------   ------------         ------------
    SUB-TOTAL.....................            $ 41,841,032   $56,380,929   $ 50,121,736         $148,343,696
                                              ============   ===========   ============         ============
PRIVATE COMPANIES
  Advantage Schools, Inc. ........    2.0     $  5,119,422   $        --   $  6,264,725         $ 11,384,147
  Best Friends Pet Care, Inc. ....    3.5        3,525,000            --     (1,762,500)           1,762,500
  BPA Systems, Inc. ..............    0.4        5,000,000            --             --            5,000,000
  Captura Software, Inc. .........    1.7        4,799,998            --      3,078,260            7,878,258
  Classroom Connect, Inc. ........    1.9        7,999,951            --      1,819,965            9,819,915
  ePod Corporation................    0.6        2,099,998            --      1,071,240            3,171,239
  firstsource Corporation.........    0.7       10,000,000            --             --           10,000,000
  KillerBiz, Inc. ................    0.8          750,000            --             --              750,000
  LogicVision, Inc. ..............    2.9        1,549,499            --        106,208            1,655,707
  MarketFirst Software, Inc. .....    1.0        6,799,543            --             --            6,799,543
  MySeasons.com, Inc. ............    0.7        2,000,100            --             --            2,000,100
  PowerSmart, Inc. ...............    2.5        9,926,843            --      9,014,329           18,941,172
  Protogene Laboratories, Inc. ...    0.8        5,680,000            --             --            5,680,000
  ReleaseNow.com Corp. ...........    2.2        6,810,039            --      2,646,106            9,456,145
  SurVivaLink Corporation.........    2.1        7,584,999            --             --            7,584,999
  Zeus Wireless, Inc. ............    0.9        5,000,001            --             --            5,000,001
                                              ------------   -----------   ------------         ------------
    SUB-TOTAL.....................            $ 84,645,394   $        --   $ 22,238,332         $106,883,726
                                              ============   ===========   ============         ============
INVESTMENTS WRITTEN OFF
  AbTox, Inc. ....................    3.2     $  2,800,001   $        --   $ (2,800,001)        $         --
  Cardiopulmonary Corporation.....    3.6        2,150,000            --     (2,150,000)                  --
  Constellar Corporation..........    2.3        6,999,995            --     (6,999,995)                  --
  Managemark, Inc. ...............    1.4        5,500,002            --     (5,500,002)                  --
  P2 Holdings Corp. ..............    1.3        2,750,000    (2,750,000)            --                   --
  Party Stores Holdings, Inc. ....    1.4        2,055,206    (2,055,206)            --                   --
                                              ------------   -----------   ------------         ------------
    SUB-TOTAL.....................            $ 22,255,204   $(4,805,206)  $(17,449,998)        $         --
                                              ============   ===========   ============         ============
TOTAL -- ALL DIRECT INVESTMENTS...    1.8     $148,741,630   $51,575,723   $ 54,910,070         $255,227,422
                                      ===     ============   ===========   ============         ============

---------------
  * Fund I owns both restricted and unrestricted stock. Fund I's holdings of restricted stock are valued at a 20% discount to the public market valuation shown in the table.
 ** Fund II's holdings are restricted as to resale and are valued at a 25%
    discount to the public market valuation shown in the table.
*** Fund II's holdings are restricted as to resale and are valued at a 20% discount to the public market valuation shown in the table.

                          SUMMARY OF FUND INVESTMENTS
                               MADE BY U.S. TRUST
                       INFORMATION AS OF OCTOBER 31, 2000
                                  (UNAUDITED)

                                                                                        TOTAL VALUE
                                                                                      (COST BASIS AND
                                                                                    REALIZED GAIN/(LOSS)
                            CAPITAL         COST        REALIZED      UNREALIZED       AND UNREALIZED
FUND INVESTMENTS           COMMITTED       BASIS       GAIN/(LOSS)   GAIN/(LOSS)        GAIN/(LOSS))
----------------          -----------   ------------   -----------   ------------   --------------------
Advanced Technology
  Ventures V............  $ 3,000,000   $  2,625,000   $   283,911   $  1,304,152       $  4,213,064
Allegra Capital
  Partners III..........    2,000,000      2,000,000     2,439,444      2,081,878          6,521,321
Brand Equity Ventures...    2,500,000      2,250,000       496,877        709,960          3,456,837
Brentwood Associates
  Buyout Fund II........    2,000,000      2,000,000            --        161,227          2,161,227
Brentwood Associates
  III...................    5,000,000      1,986,642            --       (182,897)         1,803,745
Broadview Capital II....    5,000,000      2,250,000            --       (111,964)         2,138,036
Bruckmann, Rosser,
  Sherrill..............    2,000,000      2,000,000            --        386,593          2,386,593
Commonwealth Capital
  Ventures II...........    4,000,000      3,000,000     1,349,294         94,160          4,443,453
Communications Ventures
  III...................    5,000,000      5,000,000            --     16,656,414         21,656,414
Friedman, Fleischer &
  Lowe..................    5,000,000      1,359,295            --       (216,265)         1,143,030
Mayfield Fund X.........    5,000,000      4,250,000       134,556      2,421,425          6,805,981
Mid-Atlantic Venture
  Fund III..............    5,000,000      4,650,000            --      4,255,640          8,905,640
Morgenthaler Venture
  Partners IV...........    2,000,000      2,000,000     1,655,047      3,469,449          7,124,496
Morgenthaler Venture
  Partners V............    8,000,000      6,400,000       279,025     10,129,788         16,808,812
Quad-C Partners V.......    5,000,000      3,419,719            --        812,174          4,231,893
Sevin Rosen Fund V......    2,000,000      2,000,000     1,410,385      3,374,934          6,785,319
Sevin Rosen Fund VI.....    2,500,000      2,387,500     3,594,693      3,251,697          9,233,891
Trinity Ventures VI.....    3,000,000      2,830,802         5,705      2,365,186          5,201,693
Vanguard Venture
  Partners V............    2,000,000      2,000,000     4,256,492      3,346,422          9,602,914
                          -----------   ------------   -----------   ------------       ------------
TOTAL -- ALL FUND
  INVESTMENTS...........  $70,000,000   $ 54,408,958   $15,905,428   $ 54,309,973       $124,624,358
                          ===========   ============   ===========   ============       ============
TOTAL -- ALL
  INVESTMENTS...........                $203,150,588   $67,481,150   $109,220,042       $379,851,780
                                        ============   ===========   ============       ============

INVESTMENTS REALIZED AND/OR PUBLIC COMPANIES

    Accrue Software, Inc., Cupertino, CA ("Accrue")
    Initial Investment Date:                     June 1997
    Total Investment:                            $1.0 million
    Total Investment Value:*                     $1.3 million

     In January 2000, Accrue (NASDAQ: ACRU) acquired NeoVista in exchange for
2.4 million shares of Accrue stock. NeoVista develops data mining software and applications related to customer relationship management. Data mining allows companies to discover non-obvious relationships by applying various algorithms to data stored in databases and data warehouses and is applied to inventory management, customer profiling, behavior prediction and fraud detection.
---------------
* Fund I owns both restricted and unrestricted stock. Fund I's holdings of restricted stock are valued at a 20% discount to the public market valuation shown.

    CommSite International, Inc., Vienna, VA ("CommSite")
    Initial Investment Date:                     April 1996
    Total Investment:                            $2.7 million
    Total Proceeds:                              $2.8 million

     CommSite is a provider of wireless towers and construction services. On May 13, 1999, American Tower Corporation, a publicly traded company, acquired CommSite.

    Corsair Communications, Inc., Palo Alto, CA ("Corsair")
    Initial Investment Date:                     October 1996
    Total Investment:                            $3.0 million
    Total Investment Value:                      $4.7 million

     Corsair (NASDAQ: CAIR) is a wireless communication infrastructure company providing pre-paid wireless handset and fraud detection software and services. Fund I has sold all of its shares.

    Curon Medical, Inc., Sunnyvale, CA ("Curon")
    Initial Investment Date:                     August 1999
    Total Investment:                            $6.1 million
    Total Investment Value:**                    $26.1 million

     Curon (NASDAQ: CURN) develops and markets medical devices for the treatment of gastrointestinal diseases using radio frequency delivered through a catheter. Curon has developed a product targeting gastroesophageal reflux disease that received 510(k) clearance from the Food and Drug Administration in April 2000. On September 28, 2000 Curon completed its initial public offering of 5,000,000 shares of its common stock at a price of $11 per share. Fund II invested $6.1 million in Curon and currently holds 2,280,000 shares at an average cost of $2.63 per share and the Company's stock, as of October 31, 2000, was trading at $11 3/8 per share.
---------------
** Fund II's holdings are restricted as to resale and are valued at a 25% discount to the public market valuation shown.

    LifeMinders, Inc., Herndon, VA ("LifeMinders")
    Initial Investment Date:                     February 1999
    Total Investment:                            $11.5 million
    Total Investment Value:***                   $67.1 million

     LifeMinders (NASDAQ: LFMN) is an online direct marketing company that provides personalized information or content and advertisements via email to a community of members. Email messages contain helpful reminders and tips that enable its members to better organize and manage their lives. As of September 30, 2000, the company had approximately 19 million members and numerous advertising partners. LifeMinders has experienced significant membership growth since our initial investment in February 1999, when the company had less than 50,000 members. LifeMinders held its initial public offering in November 1999. Fund II has invested $11.5 million in LifeMinders at an average cost of $2.70 per share and the company's stock, as of October 31, 2000, was trading at
$11 5/8 per share.
---------------
*** Fund II's holdings are restricted as to resale and are valued at a 20% discount to the public market valuation shown.

    QuickLogic Corporation, Sunnyvale, CA ("QuickLogic")
    Initial Investment Date:                     November 1996
    Total Investment:                            $3.0 million
    Total Investment Value:                      $8.6 million

     QuickLogic (NASDAQ: QUIK) designs, manufactures and markets high-capacity programmable logic semiconductors, known as field programmable gate arrays, along with comprehensive design software. The company's products shorten the design cycle time for electronic systems and accelerate time-to-market. QuickLogic's new class of devices, embedded standard products, facilitate extremely fast development of complex systems. QuickLogic held its initial public offering in October 1999. As of October 31, 2000 Fund II had sold 345,865 shares of Quicklogic for $7.8 million and holds 85,170 shares, which were trading at $8 7/8.

    Rental Service Corp., Scottsdale, AZ ("Rental Service")
    Initial Investment Date:                     January 1996
    Total Investment:                            $1.0 million
    Total Proceeds:                              $3.1 million

     Rental Service is a consolidator of heavy equipment rental businesses and an outsourced provider of heavy equipment. The company had its initial public offering in September 1996 and was subsequently acquired by Atlas, Copco North America in July 1999.

    Signius Corporation (formerly known as ProCommunications Corp.), Somerset, NJ
    ("Signius")
    Initial Investment Date:                     September 1996
    Total Investment:                            $3.4 million
    Total Investment Value:                      $0

     Signius provides telemessaging services for small and medium-sized businesses. In March 2000, Signius was sold for a nominal amount.

    Softcom Microsystems, Inc., Fremont, CA ("Softcom")
    Initial Investment Date:                     August 1998
    Total Investment:                            $4.2 million
    Total Proceeds:                              $15.4 million

     Softcom designs, develops and markets data acceleration products used in high-speed communications networks. Softcom's single-chip network accelerator solutions and integrated subsystems provide processing capabilities which help alleviate the "data bottleneck" at the point where baseband Local Area Network traffic moves on to a high-speed broadband Internet backbone. Softcom was sold in August 1999 to Intel.

    WNP Communications, Inc., Reston, VA ("WNP")
    Initial Investment Date:                     January 1998
    Total Investment:                            $5.9 million
    Total Proceeds:                              $19.2 million

     WNP acquired broadband spectrum covering 30 of the top 50 markets in the United States in the Local Multipoint Distribution Services auction conducted by the FCC in 1998. Subsequently, the company was acquired in May 1999 by NextLink, a publicly traded wireless communication services provider, for cash and stock.

PRIVATE COMPANIES

    Advantage Schools, Inc., Boston, MA ("Advantage")
    Initial Investment Date:                     June 1998
    Total Investment:                            $5.1 million
    Investment Carrying Value:                   $11.4 million

     Advantage is an education management organization which manages public charter schools on a for-profit basis. Advantage manages charter schools in urban school districts in cooperation with local partners. Its schools are publicly funded, receiving per-student capitalization rates generally consistent with those received by other schools in the district. Founded in 1996, Advantage currently manages 15 schools across the country.

    Best Friends Pet Care, Inc., Norwalk, CT ("Best Friends")
    Initial Investment Date:                     December 1996
    Total Investment:                            $3.5 million
    Total Investment Value:                      $1.8 million

     Best Friends is the largest operator of pet kennels in the United States. The company's facilities offer a wide range of pet services including boarding, grooming and training.

    BPA Systems, Inc., Austin, TX ("BPA")
    Initial Investment Date:                     June 2000
    Total Investment:                            $5.0 million
    Investment Carrying Value:                   $5.0 million

     BPA develops fulfillment software solutions that help Internet-enabled companies rapidly take advantage of e-commerce opportunities. The BPA product suite allows large global companies as well as internet startups to fully integrate their existing supply chains with their e-commerce web sites.

    Captura Software, Inc., Bothell, WA ("Captura")
    Initial Investment Date:                     February 1999
    Total Investment:                            $4.8 million
    Investment Carrying Value:                   $7.9 million

     Captura is an e-finance application services provider developing and marketing expense management software and solutions for large companies. The company's products significantly increase the efficiency and lower the cost of expense reports by providing a web-based software application that automates much of the process. Captura's customer base includes General Motors, Ford, Compaq and Aetna. On October 12, 2000, Captura Software filed a registration statement with the Securities and Exchange Commission relating to a proposed initial public offering of its common stock. Banc of America Securities LLC will act as the lead underwriter of the offering. Other managing underwriters of the offering include U.S. Bancorp Piper Jaffray, Wit SoundView and Pacific Crest Securities.

    Classroom Connect Inc., Foster City, CA ("Classroom Connect")
    Initial Investment Date:                     September 1998
    Total Investment:                            $8.0 million
    Investment Carrying Value:                   $9.8 million

     Classroom Connect is a provider of educational Internet products to students in the kindergarten to eighth grade market. The company offers products and services, including proprietary instruction guides, teaching plans, seminars and unique Internet content via electronic commerce and direct mail, to teachers and school districts wishing to incorporate the Internet into the classroom.

    ePod Corporation, New York, NY ("ePod")
    Initial Investment Date:                     December 1999
    Total Investment:                            $2.1 million
    Investment Carrying Value:                   $3.2 million

     ePod provides distributed e-commerce, content syndication and media advertising services to manufacturers, retailers, Web publishers and content providers in the entertainment, retail and advertising industries. The ePod.com commerce network uses a common merchandising infrastructure through which companies can promote and sell products by packaging and distributing content and merchandise through commerce-enabled showcases called ePods.

    firstsource Corporation, Santa Ana, CA ("firstsource")
    Initial Investment Date:                     February 2000
    Total Investment:                            $10.0 million
    Investment Value:                            $10.0 million

     firstsource is a provider of business products, services and online business procurement solutions for small and medium-sized businesses. With approximately 250,000 SKUs (Store Keeping Units) and numerous different service providers, the firstsource.com web site allows customers to search, compare, price and buy products and services directly from multiple distributors' inventories.

    KillerBiz, Inc., Fremont, CA ("KillerBiz")
    Initial Investment Date:                     December 1999
    Total Investment:                            $0.8 million
    Investment Carrying Value:                   $0.8 million

     KillerBiz is an online business-to-business marketplace and software solution connecting small businesses to suppliers of goods and services. The company is dedicated to lowering the time and costs associated with procurement, while providing sellers with a cost effective means to access and respond to qualified sales leads. The KillerBiz web site offers a business-to-business marketplace that leverages both Extensible Mark-up Language and patent-pending Intelligent Trained Agent technology.

    LogicVision, Inc., San Jose, CA ("LogicVision")
    Initial Investment Date:                     May 1997
    Total Investment:                            $1.5 million
    Total Investment Value:                      $1.7 million

     LogicVision is a developer of built-in self testing technologies used in semiconductor design, testing and manufacture. As semiconductors become more complex (i.e. large systems reduced to a customized chip), the need to adopt new testing technology has become critical. LogicVision's customers include Sun Microsystems, Cisco Systems, NCR Corp., Hitachi and Hughes. On August 11, 2000, Logicvision filed a registration statement with the Securities and Exchange Commission relating to a proposed initial public offering of its common stock. Chase H&Q will act as the lead underwriter of the offering. Other managing underwriters of the offering include Robertson Stephens and SG Cowen.

    MarketFirst Software, Inc., Mountain View, CA ("MarketFirst")
    Initial Investment Date:                     August 1999
    Total Investment:                            $6.8 million
    Investment Carrying Value:                   $6.8 million

     MarketFirst is a developer and marketer of hosted e-marketing software and services targeting middle-market corporations. The company's solution is focused on enabling and managing interactive marketing campaigns through the Internet. The company's customers are motivated by the prospect of increasing customer revenue, improving customer relationships and reducing costs by automating key marketing functions with the MarketFirst solution.

    MySeasons.com, Inc., New York, NY ("MySeasons")
    Initial Investment Date:                     February 2000
    Total Investment:                            $2.0 million
    Investment Value:                            $2.0 million

     MySeasons is a business-to-consumer and business-to-business Internet commerce site aimed at selling gardening and related horticultural products, as well as providing associated content to the gardening community. MySeasons is a newly capitalized entity and represents the internet initiative of Foster & Gallagher, a direct mail company and the largest horticulture direct marketing retailer in the United States.

    PowerSmart, Inc., Shelton, CT ("PowerSmart")
    Initial Investment Date:                     January 1998
    Total Investment:                            $9.9 million
    Investment carrying Value:                   $18.9 million

     PowerSmart is a provider of "smart" battery management products designed to maximize battery run-times and safety in laptop computers, cellular telephones and camcorders as well as a variety of hand-held industrial devices. PowerSmart recently introduced two new lines of Application Specific Integrated Circuits and electronic modules that offer performance and flexibility at competitive prices. PowerSmart was formed as a spin-off of technology and related assets from Duracell.

    Protogene Laboratories, Inc., Menlo Park, CA ("Protogene")
    Initial Investment Date:                     December 1999
    Total Investment:                            $5.7 million
    Investment Carrying Value:                   $5.7 million

     Protogene is a developer and manufacturer of DNA gene chip technology used in molecular biology and genetic research. The company's products allow for flexible, short-run testing of genetic expression that has broad applications in genetic research and pharmaceutical development.

    ReleaseNow.com Corp., Menlo Park, CA ("ReleaseNow")
    Initial Investment Date:                     June 1998
    Total Investment:                            $6.8 million
    Investment Carrying Value:                   $9.5 million

     ReleaseNow is an outsourced provider of e-commerce services for vendors and resellers of software and other digital goods. The company builds and manages e-commerce solutions that enable customers to market, sell and deliver software online. ReleaseNow provides software publishers, software resellers and content-driven web sites with technology and services to establish an Internet-based sales and distribution channel.

    SurVivaLink Corporation, Minnetonka, MN ("SurVivaLink")
    Initial Investment Date:                     August 1998
    Total Investment:                            $7.6 million
    Investment Carrying Value:                   $7.6 million

     SurVivaLink designs, develops and markets automated external defibrillators ("AEDs"), which are portable, emergency medical devices that deliver electrical shocks to resuscitate victims of cardiac arrest. SurVivaLink's AEDs are small, lightweight and easy to use, making them suitable for law enforcement personnel, firefighters and paramedics. To date, SurVivaLink estimates that its AEDs have been responsible for saving over 250 lives.

    Zeus Wireless, Inc., Columbia, MD ("Zeus")
    Initial Investment Date:                     December 1999
    Total Investment:                            $5.0 million
    Investment Carrying Value:                   $5.0 million

     Zeus builds and markets long-range frequency hopping radios for commercial and industrial facilities. The company utilizes radio frequency technology as a substitute for wire with comparable range, reliability and security at an equivalent price.

INVESTMENTS WRITTEN-OFF

    AbTox, Inc., Mundelein, IL ("AbTox")
    Initial Investment Date:                     March 1997
    Total Investment:                            $2.8 million
    Total Investment Value:                      $0

     AbTox, a manufacturer of gas plasma sterilizers, has filed for bankruptcy due to operating problems arising from regulatory issues related to one of its products.

    Cardiopulmonary Corporation, Milford, CT
    Initial Investment Date:                     November 1996
    Total Investment:                            $2.2 million
    Total Investment Value:                      $0

     Cardiopulmonary Corporation is a manufacturer of a smart ventilator used in the acute and sub-acute hospital market that adapts to patients' changing breathing patterns. Fund I's position has been written down pursuant to a recent recapitalization of the company.

    Constellar Corporation, Redwood Shores, CA ("Constellar")
    Initial Investment Date:                     April 1998
    Total Investment:                            $7.0 million
    Total Investment Value:                      $0

     Constellar, a provider of enterprise application integration software and services to large organizations in North America, Europe and Australia, was sold in an asset purchase transaction to the Data Mirror Group. The purchase price was $15 million, which was used to satisfy the company's debt. Although the transaction calls for certain contingency payments to shareholders, the investment has been fully written down.

    Managemark, Inc., Sunnyvale, CA ("Managemark")
    Initial Investment Date:                     June 1999
    Total Investment:                            $5.5 million
    Total Investment Value:                      $0

     Managemark, an Internet application software company focused on developing finance and administration software and services for small and middle-market firms, has been unsuccessful in raising additional capital. The value of the Managemark investment has been written down to $0 to reflect the potential for realizing little, if any, proceeds from a quick sale of the business or the prospects of a bankruptcy filing. Consequently, it is not likely that Fund II will receive any proceeds from this investment and will realize a loss of $5.5 million.

    P2 Holdings Corp. (formerly known as Plynetics Express), San Leandro, CA ("P2 Holdings")
    Initial Investment Date:                     June 1997
    Total Investment:                            $2.8 million
    Total Investment Value:                      $0

     P2 Holdings was a provider of rapid prototyping and rapid tooling services. Fund I wrote off its investment as the company filed for bankruptcy in 1998.

    Party Stores Holdings, Inc., Melville, NY ("Party Stores")
    Initial Investment Date:                     May 1997
    Total Investment:                            $2.1 million
    Total Investment Value:                      $0

     Party Stores operated the Party Experience, the Paperama and Paper Cutter retail stores. The company filed for bankruptcy in 1998 and Fund I's $2.1 million investment was written off.

PRIVATE FUNDS

    Advanced Technology Ventures V, LP ("ATV V")
    Fund Size:                                   $175 million
    Investment commitment:                       $3.0 million

     ATV V is an early-stage focused fund targeting information technology and health care markets. Since 1979, ATV V has invested in and worked with over 100 emerging companies, including Actel, Berkeley Networks, Cadence Design Systems, DataSage, Epigram and VLSI Technology.

    Allegra Capital Partners III, LP ("Allegra III")
    Fund Size:                                   $40 million
    Investment commitment:                       $2.0 million

     Allegra III is a later-stage focused venture fund based in New York City. Allegra III invests primarily in companies in the telecommunications, software and service industries with "Internet-driven" strategies. Allegra III's principals have been investors in Autotote, Axent Technologies, Business Evolution and Viasoft.

    Brand Equity Ventures I, LP ("BEV")
    Fund Size:                                   $95 million
    Investment commitment:                       $2.5 million

     BEV is focused on investing broadly across the consumer sector, particularly in branded opportunities within e-commerce, retailing, direct response and other consumer services. To date, the fund has made distributions resulting from investments in Alloy Online and Outpost.com.

    Brentwood Associates Buyout Fund II, LP ("Brentwood II")
    Fund Size:                                   $240 million
    Investment commitment:                       $2.0 million

     Brentwood II is focused on middle-market buyouts and consolidations. Brentwood II's strategy is to identify industries with consolidation characteristics, develop a strategy for implementation and recruit management to execute that strategy. Brentwood II was an investor in Rental Services and is an investor in Classroom Connect, companies in which Fund I and Fund II, respectively, have invested.

    Brentwood Associates III, LP
    Fund Size:                                   $360 million
    Investment commitment:                       $5.0 million

See Brentwood II above.

    Broadview Capital II, LP ("Broadview")
    Fund Size:                                   $220 million
    Investment commitment:                       $5.0 million

     Broadview is focused on buyouts and other recapitalizations within the technology sector. The fund is sponsored by Broadview International LLC, a leading technology mergers and acquisitions focused investment banking firm. To date, Broadview International has advised on mergers and acquisitions for companies such as Nokia, Fore Systems, Lycos and BMC Software and will be able to provide Broadview with substantial resources to make its investments.

    Bruckmann, Rosser, Sherrill & Co., LP ("BRS")
    Fund Size:                                   $375 million
    Investment commitment:                       $2.0 million

     BRS is a leveraged buyout fund based in New York. The firm's portfolio contains investments such as restaurant operators California Pizza Kitchen and Restaurant Associates and Doane Pet Care Enterprises, a manufacturer and distributor of pet food.

    Commonwealth Capital Ventures II, LP ("Commonwealth II")
    Fund Size:                                   $80 million
    Investment commitment:                       $4.0 million

     Commonwealth II makes investments in early to later-stage information technology companies in the New England region. Commonwealth II maintains a particular focus on communications technology, Internet software and services and e-commerce companies. Commonwealth II has been an investor in Altiga Networks, Direct Hit Technologies and Smarterkids.com.

    Communications Ventures III, LP ("Communications Ventures III")
    Fund Size:                                   $125 million
    Investment commitment:                       $5.0 million

     Communications Ventures III invests exclusively in the communications sector, targeting early-stage companies. As investors, the principals of Communications Ventures III have played roles in the formation of many companies in the communications industry, including Advanced Fibre Communications, Ascend, Broadcom, Ciena, Copper Mountain, Digital Microwave, Digital Island, Intecom, MCI, Newbridge, Octel, PairGain, Paradyne, Tellabs, Tut Systems and 3COM. Communications Ventures III has made investments in Universal Access, Cosine Communications, Sitesmith and Entera.

    Friedman, Fleischer & Lowe, LP ("Friedman, Fleischer & Lowe")
    Fund Size:                                   $325 million
    Investment commitment:                       $5.0 million

     Friedman, Fleischer & Lowe is a first-time fund focused exclusively on participation in middle-market buyouts. The principals of Friedman, Fleischer & Lowe have been involved in a number of buyout transactions including Young & Rubicam, Levi-Strauss, Hoyts and Western Wireless.

    Mayfield Fund X, LP ("Mayfield X")
    Fund Size:                                   $450 million
    Investment commitment:                       $5.0 million

     Mayfield X is focused on early-stage information technology and healthcare investments, primarily located in Silicon Valley, CA. Founded in 1969, Mayfield X has raised over $1 billion in nine venture funds and invested in over 340 high-growth companies. Among their investments are 3COM, Compaq, Immunex, Silicon Graphics, Citrix Systems and Legato.

    Mid-Atlantic Venture Fund III, LP ("MAVF III")
    Fund Size:                                   $60 million
    Investment commitment:                       $5.0 million

     MAVF III invests in early and expansion-stage technology companies in the Mid-Atlantic region. The principals of MAVF III have significant investment experience and have established over the years a presence within the investment community in the Mid-Atlantic region. The principals of MAVF III have been investors in Visual Networks and Net2000 Communications.

    Morgenthaler Venture Partners IV, LP ("MVP IV")
    Fund Size:                                   $135 million
    Investment commitment:                       $2.0 million

     MVP IV is an early-stage venture fund, investing primarily in information technology and healthcare companies as well as buyouts of basic businesses. The fund's principals have been involved with successful venture capital investments in Apple Computer, Synopsys, Atria Software, Premysis Software and CardioThoracic. To date, Fund I has received from MVP IV shares of CheckFree Holdings, Inktomi, Nortel, Microsoft and Guidant, as well as several cash distributions.

    Morgenthaler Venture Partners V, LP
    Fund Size:                                   $300 million
    Investment commitment:                       $8.0 million

See MVP IV above.

    Quad-C Partners V, LP ("Quad-C")
    Fund Size:                                   $300 million
    Investment commitment:                       $5.0 million

     Quad-C is focused on taking control positions in leveraged acquisitions and recapitalizations of middle-market companies. Quad-C's principals have significant operating and financial experience and have made investments across industries such as restaurants, banking, automotive logistics and media.

    Sevin Rosen Fund V, LP ("Sevin Rosen V")
    Fund Size:                                   $160 million
    Investment commitment:                       $2.0 million

     Sevin Rosen V invests in early-stage technology companies, focusing specifically on companies in communications and eBusiness infrastructure and solutions, as well as those companies with Internet-enabled business models. The principals at Sevin Rosen V have a track record that includes being early investors in Compaq, Lotus, Cyrix, Citrix and Ciena. To date, this fund holds investments in Capstone, Turbine and Metawave Communications and has made distributions of stock including Ciena, Pure Atria Software and Cisco Systems.

    Sevin Rosen Fund VI, LP
    Fund Size:                                   $165 million
    Investment commitment:                       $2.5 million

See Sevin Rosen V above.

    Trinity Ventures VI, LP ("Trinity VI")
    Fund Size:                                   $140 million
    Investment commitment:                       $3.0 million

     Trinity VI is focused on investing in early to late-stage companies in the software, communications and electronic commerce sectors. The principals of Trinity VI have been involved with numerous successful investments, including Extreme Networks, Kiva Software, NextCard, Quokka Sports and Starbucks.

    Vanguard Venture Partners V, LP ("Vanguard V")
    Fund Size:                                   $55 million
    Investment commitment:                       $2.0 million

     Vanguard V is an early-stage fund investing in information technology and healthcare. Among the principals' previous successful investments are Ciena, Advanced Fibre Communications and Network Appliances. The fund has distributed shares of Cobalt Networks and Cisco Systems and currently holds shares of Digital Island.

     THE FOREGOING INFORMATION WITH RESPECT TO FUND I AND FUND II IS PRESENTED TO ILLUSTRATE THE TYPES OF INVESTMENTS THAT THE INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER HAVE EXPERIENCE WITH IN THE BDC CONTEXT AND TO SHOW THE POTENTIAL ECONOMIC BENEFITS AND RISKS INHERENT IN MAKING SUCH INVESTMENTS. THE INFORMATION SHOWN SHOULD NOT BE CONSIDERED TO BE REPRESENTATIVE OF THE GAINS OR LOSSES THAT THE PORTFOLIO WILL EXPERIENCE ON ITS INVESTMENTS. IN ADDITION, THE PORTFOLIO MAY MAKE INVESTMENTS IN A WIDE RANGE OF BUSINESSES AND ENTITIES AND THE FOREGOING INFORMATION SHOULD NOT BE VIEWED AS REPRESENTATIVE OF THE PORTFOLIO'S ACTUAL PORTFOLIO. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. THE INFORMATION SET FORTH ABOVE REPRESENTS ACTUAL COST AND REALIZED AND UNREALIZED GAIN AND LOSS FOR EACH INDIVIDUAL INVESTMENT MADE BY FUND I AND FUND II, OTHER THAN SHORT-TERM INVESTMENTS. FUND I AND FUND II EXPERIENCED COSTS AND EXPENSES IN MAKING SUCH INVESTMENTS, MONITORING SUCH INVESTMENTS AND, WHERE APPLICABLE, DISPOSING OF SUCH INVESTMENTS. ADDITIONAL COSTS WILL BE EXPERIENCED ON THE DISPOSITION OF INVESTMENTS NOT YET DISPOSED OF. UNREALIZED GAIN AND LOSS AMOUNTS ARE BASED ON UNITED STATES TRUST COMPANY OF NEW YORK'S DETERMINATION OF THE CURRENT VALUE OF THE INVESTMENTS, WHICH DETERMINATION ORDINARILY INVOLVES A HIGH DEGREE OF JUDGMENT AND SUBJECTIVITY (SEE "VALUATION OF PORTFOLIO SECURITIES"). UPON DISPOSITION, FUND I AND FUND II MAY REALIZE MORE OR LESS THAN THE ASSIGNED VALUATION. IN ADDITION, FUND I AND FUND II ARE SUBJECT TO INVESTMENT MANAGEMENT FEES, INCENTIVE FEES AND ONGOING OPERATING EXPENSES, NONE OF WHICH ARE REFLECTED IN THE FOREGOING INFORMATION. FUND I AND FUND II ALSO MAINTAINED SUBSTANTIAL HOLDINGS OF SHORT-TERM INVESTMENTS PENDING INVESTMENT IN THE ABOVE LISTED INVESTMENTS. ACCORDINGLY, THE FOREGOING INFORMATION IS NOT INDICATIVE OF THE ACTUAL RETURNS EXPERIENCED BY INVESTORS IN FUND I AND FUND II.

     Set forth below are the performance figures for Fund I and Fund II for the periods shown, through the funds' most recent fiscal quarter ended October 31, 2000 calculated in conformity with the standardized performance methodology required by the Securities and Exchange Commission. This required methodology, which takes into account the return on cash and short-term securities held pending investment in Direct Investments and Private Funds as well as all fees and expenses of the funds, is substantially different than the internal rate of return and other methodologies ordinarily used to measure performance in the private equity and venture capital arena. The Investment Adviser and Investment Sub-Adviser believe that it would be inappropriate to compare the standardized return information for Fund I and Fund II to the internal rate of return information provided by other private equity and venture capital managers.

                                                                                  SINCE
                                                            1-YEAR    3-YEAR    INCEPTION
                                                            ------    ------    ---------
UST Private Equity Investors Fund, Inc.                     38.72%     7.63%       8.54%
Excelsior Private Equity Fund II, Inc.                      35.66%      N/A       20.75%

CODE OF ETHICS

     The Fund, the Portfolio, the Distributor, the Fund's Adviser, the Investment Adviser and the Investment Sub-Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act that restrict the personal securities transactions of certain associated persons of the Fund, the Portfolio, the Distributor, the Fund's Adviser, the Investment Adviser and the Investment Sub-Adviser. The primary purpose of such codes is to ensure that personal trading by their respective employees does not disadvantage the Fund or the Portfolio. U.S. Trust portfolio managers and other investment personnel who comply with the code of ethic's pre-clearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be purchased or sold by or are held in the fund(s) they advise. The codes of ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov or may be obtained after paying a duplicate fee, by electronic request to the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

BOARD OF MANAGERS, OFFICERS AND INVESTMENT PROFESSIONALS

     Pursuant to the Fund's Operating Agreement, the business and affairs of the Fund will be managed under the direction of its Board of Managers. Pursuant to the Portfolio's operating agreement, the business and affairs of the Portfolio will be managed under the direction of its board of managers. The Board of Managers of the Fund consists of the same persons as the board of managers of the Portfolio. The following are descriptions of the members of the boards of managers and the officers of the Fund and the Portfolio, as well as of key employees of the investment advisers, including the members of the Company's Investment Committee. Unless otherwise noted, each member of the Company's Investment Committee has been an employee of United States Trust Company of New York for at least the previous five years and the business address of each individual listed below is 114 West 47th Street, New York, New York 10036. Mr. Hover may be deemed an "interested person" of the Fund and the Portfolio, as defined in the Investment Company Act, on the basis of his affiliation with U.S. Trust.

  Board of Managers

     Gene M. Bernstein (53). As of September 1, 2000, Mr. Bernstein is the Dean of the Skodneck Business Development Center at Hofstra University in Hempstead, New York. Prior to that, he worked at (and remains a principal of) Northville Industries Corp., a third generation privately held petroleum marketing, trading, storage and distribution company since 1994. While at Northville he held positions ranging from Vice President to President to Vice-Chairman. Prior to working at Northville Industries, he taught at the University of Notre Dame. He is Chairman of the Board of Trustees at his alma mater, Alfred University, from which he holds a B.A. degree in English Literature. He also has a M.A. degree in English Literature from the University of Wisconsin and a Ph.D. in English Literature from the University of Massachusetts.

Mr. Bernstein serves as a director/manager of Fund I, Fund II, the Excelsior Hedge Fund of Funds I, LLC and the Portfolio.

     John C. Hover II (57).* Mr. Hover retired as Executive Vice President of the United States Trust Company of New York in 1998 after 22 years of service. He was responsible for the Personal Asset Management and Private Banking Group and served as Chairman of U.S. Trust International. Prior to joining United States Trust Company of New York, he was a commercial banker with Chemical Bank. Mr. Hover received his B.A. degree in English Literature from the University of Pennsylvania and a M.B.A. degree in Marketing from The Wharton School. He is a trustee of the University of Pennsylvania, and is Chairman of the Board of Overseers of the University's Museum of Archaeology and Anthropology. He is a trustee and Vice President of the Penn Club of New York. Mr. Hover serves as chairman of the board of directors/managers of Fund I, Fund II and the Portfolio.

     Stephen V. Murphy (54). Since 1991, Mr. Murphy has been President of S.V. Murphy & Co., Inc., an investment banking firm that specializes in mergers and acquisitions, divestitures and strategic and capital-related advisory services for financial and other institutions. From 1988 until 1990, he was Managing Director of Merrill Lynch Capital Markets in charge of the Financial Institutions Mergers and Acquisitions Department. Prior to 1988, Mr. Murphy was Managing Director of The First Boston Corporation where he headed up its Investment Banking Department's Commercial Bank Group. Mr. Murphy holds a B.S.B.A. degree from Georgetown University and a M.B.A. degree from Columbia University. Mr. Murphy serves as a director/manager of Fund I, Fund II, the Excelsior Hedge Fund of Funds I, LLC and the Portfolio.

     Victor F. Imbimbo, Jr. (47). Victor Imbimbo was the founder in 1996 of Bedrock Communications, Inc., a consulting company addressing the merger of traditional and digital communications solutions. He was also the founder of the Hadley Group, a promotional marketing company, in 1985, which he ran until 1996. Mr. Imbimbo serves as a director/manager of Fund I, Fund II, the Excelsior Hedge Fund of Funds I, LLC and the Portfolio.

  Officers

     David I. Fann (36) is Co-Chief Executive Officer and President of the Fund and the Portfolio and Managing Director of United States Trust Company of New York. Mr. Fann serves as President and Chief Executive Officer of Fund I and Fund II. He is focused on Direct Investments in information services and life sciences. Prior to joining United States Trust Company of New York in April 1994, Mr. Fann served in various capacities for Citibank from 1986 through 1994, including, as a Vice President of Citibank and its small business investment company subsidiary, Citicorp Venture Capital Ltd. from 1991 until 1994. While at Citicorp Venture Capital Ltd., Mr. Fann invested in buyout and venture capital transactions and venture capital funds and served on the board of directors of several of its portfolio companies. Mr. Fann holds a B.A.S. degree in Industrial Engineering and Economics from Stanford University. Mr. Fann serves on the United States Trust Company of New York Portfolio Policy Committee, Strategy Review Committee and Special Fiduciary Committee. Mr. Fann is on the boards of Classroom Connect, Inc., Curon Medical, Inc., SurVivaLink Corp. and Protogene Laboratories, Inc.

     Douglas A. Lindgren (38) is Co-Chief Executive Officer and Chief Investment Officer of the Fund and the Portfolio and Managing Director of United States Trust Company of New York. Mr. Lindgren is Chief Investment Officer of Fund II and Executive Vice President of Fund I. He is focused on Direct Investments in information technology, information services and communications. Prior to joining United States Trust Company of New York in April 1995, Mr. Lindgren served in various capacities for Inco Venture Capital Management ("IVCM") from January 1988 through March 1995, including President and Managing Principal from January 1993 through March 1995. While at IVCM, Mr. Lindgren invested in venture capital and buyout transactions and served on the board of directors of several of its portfolio companies. Before joining IVCM, Mr. Lindgren was employed by Salomon Brothers Inc and Smith Barney, Harris Upham & Co., Inc. He is an Adjunct Professor of Finance at Columbia University's Graduate School of Business, where

---------------

* Interested person of the Fund and the Portfolio.

he has taught courses on venture capital since 1993. Mr. Lindgren holds a M.B.A. and B.A. from Columbia University. He serves on the United States Trust Company of New York Portfolio Policy Committee. Mr. Lindgren is on the boards of PowerSmart, Inc., MarketFirst Software, Inc., ReleaseNow.com, Corp., LifeMinders, Inc., Zeus Wireless, Inc. and firstsource Corporation.

     Alan M. Braverman (39) is Executive Vice President of the Fund and the Portfolio and a Managing Director of United States Trust Company of New York. He is focused on Direct Investments in information technology, information services and communications. Prior to joining United States Trust Company of New York in September 2000, Mr. Braverman served as President, Business-to-Business at NBCi since November 1999. Previously, Mr. Braverman was Head of Internet Research at several top-level Wall Street firms. Mr. Braverman was also ranked by Institutional Investor and the Wall Street Journal as one of the top Internet research analysts on Wall Street. Mr. Braverman worked at Banc of America Securities and held the position of Senior Managing Director and Head of Internet Research there until November 1999. Mr. Braverman was Managing Director and Head of Internet Research at Deutsche Bank Securities, the investment banking arm of Deutsche Bank Group. From July 1996 to July 1998, he was the senior Internet analyst at Credit Suisse First Boston. From 1995 to July 1996, Mr. Braverman was Vice President, Internet Analysis at Hanifen Imhoff. From 1991 to 1995, Mr. Braverman served as a senior executive at U.S. West as well as General Manager for CityKey Online, where he oversaw the national roll-out for the company's online business. Mr. Braverman earned a B.B.A. in Finance and Strategy from The Wharton School of the University of Pennsylvania and a M.B.A. in Finance, Strategy and Marketing from Northwestern University's Kellogg Graduate School of Management.

     Lee A. Gardella (33), Vice President of the Fund and the Portfolio and Vice President of United States Trust Company of New York, joined United States Trust Company of New York in September 1997. He is focused on Direct Investments in information technology companies and on fund investments. Mr. Gardella currently has monitoring responsibilities for several Portfolio Companies including Captura Software, Inc. and LogicVision, Inc. From July 1994 to September 1997, Mr. Gardella held several positions with the Edison Venture Fund, an expansion-stage venture capital firm in Lawrenceville, N.J. In addition, Mr. Gardella has worked at Wilshire Associates and National Steel Corporation. Mr. Gardella has served as a director of the Greater Philadelphia Venture Group. He received a M.B.A. from the University of Notre Dam and a B.S.B.A. in Finance from Shippensburg University. Mr. Gardella is a Chartered Financial Analyst. Mr. Gardella is on the board of BPA Systems.

     James F. Rorer (30) is Vice President of the Fund and the Portfolio and United States Trust Company of New York. Mr. Rorer is focused on Direct Investments in information services and life sciences. Prior to joining United States Trust Company of New York in May 1999, he worked at Bain & Company ("Bain"), a leading global strategic consulting firm, from September 1996 until April 1999. He was a consultant in the Private Equity Practice, providing strategic due diligence services to large private equity firms. In addition, Mr. Rorer also spent time in Bain's standard consulting practice, working with companies on a variety of strategic issues in a number of different industries including automotive, electric power, telecommunications, consumer products and financial services. Mr. Rorer was an investment banking analyst at CS First Boston from 1992 to 1994, where he worked on mergers and acquisitions and financing for banks and consumer finance companies. Mr. Rorer graduated from Duke University, Phi Beta Kappa, with a degree in Economics and Mathematics. He holds a M.B.A. from Harvard Business School.

     James F. Dorment (27) Chief Administrative Officer and Secretary of the Fund and the Portfolio and Assistant Vice President of United States Trust Company of New York, has been with the Private Equity Division of United States Trust Company of New York since December 1997. Mr. Dorment is involved in all areas of investment analysis and decision-making. From August 1995 through November 1997, he worked in the wealth management division of United States Trust Company of New York. Mr. Dorment graduated from Bates College with a B.A. degree in Economics. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

     Brian F. Schmidt (41) is Chief Financial Officer of the Fund and the Portfolio and Senior Vice President of U.S. Trust Company. Mr. Schmidt is the Chief Financial Officer of Fund I and Fund II. He is the Division

Manager of Mutual Funds with U.S. Trust Company. He is responsible for the operation and administration of the Excelsior Family of Funds and the U.S. Trust Company Common Trust Funds. Mr. Schmidt joined U.S. Trust Company in 1991 from Prudential Insurance Company of America, where he was Director of Accounting. Prior to that he was a senior accounting manager at Dreyfus Corporation. Mr. Schmidt has 20 years of experience in financial services, concentrating in mutual funds. He received his B.S. degree from Marist College. He is on the Accountant's and Treasurer's Committee of the Investment Company Institute.

     Frank D. Bruno (40) is Treasurer of the Fund and the Portfolio and Vice President of U.S. Trust Company. Mr. Bruno is a Vice President in the Mutual Funds Administration Department of an affiliate of U.S. Trust Company. Prior to joining U.S. Trust Company, he worked for the Dreyfus Corporation and PriceWaterhouse. Mr. Bruno received his B.S. degree from The Pennsylvania State University.

  Investment Committee

     Frederick B. Taylor (58) is Chairman of the Investment Committee. Mr. Taylor is Vice Chairman and Chief Investment Officer of United States Trust Company of New York and is a member of the board of directors and Chairman of the Portfolio Policy Committee. He has been with United States Trust Company of New York for over 30 years, and has been responsible for developing and implementing the current investment policy since 1981. Mr. Taylor received his B.A. degree from Wesleyan University, with distinction, and his M.B.A. degree from the University of Pennsylvania, Wharton School. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

     Paul K. Napoli (54) is Co-Chairman of the Investment Committee. Mr. Napoli is an Executive Vice President of United States Trust Company of New York and is responsible for the Personal Wealth Management Group. He is a member of the Management Committee, the Risk Policy Committee, the Trust Committee, the Broker Relations Committee and Derivatives Committee. Mr. Napoli received his undergraduate degree in Economics and Mathematics from Boston College and his M.B.A. in Finance and Economics from Columbia University. He holds the designation of Chartered Financial Analyst and Certified Trust & Financial Adviser. Mr. Napoli is a member of the New York Society of Security Analysts and the Association of Investment Management and Research.

     John J. Apruzzese (42) is Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Apruzzese is a Division Manager in the Wealth Management Group. Previously, Mr. Apruzzese was a staff member of the Labor and Human Resources Committee of the U.S. Senate and worked on federal budget matters. Mr. Apruzzese received his B.A. from Bucknell University and his M.B.A. from New York University. Mr. Apruzzese is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and a member of the Board of Advisers of Outward Bound.

     Richard L. Bayles (56) is Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Bayles manages the Stock Fund for Trusts. Mr. Bayles earned his B.A. from Dartmouth College. He is a warden of St. Bartholomew's Church in the City of New York. Mr. Bayles served with the Peace Corps in Kenya for three years and is President of the Mid Manhattan Performing Arts Foundation.

     Edith A. Cassidy (47) is Managing Director and Division Manager at United States Trust Company of New York. Ms. Cassidy is responsible for managing individual client assets and a division of portfolio managers, administrators and support staff. Ms. Cassidy is a member of United States Trust Company of New York's Operating Committee and Portfolio Policy Committee. Upon joining U.S. Trust in 1989, Ms. Cassidy was appointed Director of the Equity Research Division. Prior to joining U.S. Trust in 1989, Ms. Cassidy was an investment executive at Piper, Jaffray & Hopwood in New York City. From 1976 through 1986, she was with International Business Machines Corporation in New York, where her last position was Marketing Manager. Ms. Cassidy is a member of the New York Society of Security Analysts. She is a member of the board of trustees of The Westmoreland Davis Foundation and Learning Leaders. Ms. Cassidy received her B.A. in 1975 from Goucher College.

     Katherine T. Ellis (36) is Senior Vice President and Senior Portfolio Manager of United States Trust Company of New York. Ms. Ellis is a Division Manager in the Wealth Management Group. She is a member of the Portfolio Policy Committee. She earned her B.A. in Political Science from Wellesley College and her M.B.A. with Distinction in Finance from the Stern School where she was designated a Stern Scholar as well as a member of the Beta Gamma Sigma Honor Society. Ms. Ellis holds the designation of Chartered Financial Analyst and is a member of the New York Society of Security Analysts and the Association of Investment Management and Research.

     William V. Ferdinand (58) is Managing Director and Senior Investment Officer of U.S. Trust Company. Mr. Ferdinand is responsible for managing the investment organization of U.S. Trust Company. With eleven portfolio managers, this group actively manages over $2.6 billion of assets. In addition, Mr. Ferdinand is a member of the Portfolio Policy Committee, headquartered at United States Trust Company of New York. With over 30 years of investment management experience, he comes to U.S. Trust Company from The Penn Mutual Life Insurance Company, where he served as Executive Vice President and Chief Investment Officer as well as President and Chief Executive Officer of the investment management subsidiaries. His background includes over 10 years of senior trust investment experience in Connecticut and Pennsylvania. He is a member of the board of directors of U.S. Trust Company. Mr. Ferdinand is a Chartered Financial Analyst and received a B.S. degree from the University of Pennsylvania Wharton School of Business. He earned his M.B.A. from New York University. He is a member of the New York and International Society of Security Analysts and the Association for Investment Management and Research.

     Joseph A. Gallagher (58) is Senior Vice President of U.S. Trust Company of New Jersey. Prior to joining U.S. Trust Company of New Jersey, Mr. Gallagher was Managing Director of Delafield, Harvey, Tabell, which was acquired by U.S. Trust in 1992. Previously, he held the positions of Senior Portfolio Manager in the Private Banking and Investment Division at Citibank, N.A. and Vice
President -- Investments at United Jersey Bank. Mr. Gallagher received his B.S. degree from Georgetown University. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

     Rosemary Sagar (40) is Managing Director of United States Trust Company of New York. Ms. Sagar is responsible for U.S. Trust Company's Global Investment Division. She is responsible for overseeing U.S. Trust's international investment activities, including portfolio management, research and trading. Prior to joining U.S. Trust, Ms. Sagar was senior vice president for international equities for GE Investments in Stamford, Connecticut. She was also Chairman of GE (UK) Common Investment Fund, GE Company's largest pension fund outside North America, and a member of the board of the GE Netherlands Pension Fund. From 1987 to 1990, Ms. Sagar was associate director of research for Baring Securities. Previously, she held positions as a vice president at Drexel Burnham Lambert and as an analyst with Morgan Stanley. Ms. Sagar is a member of the Advisory Board of the Paris Stock Exchange. She is a Chartered Financial Analyst. She received her M.B.A. from Columbia University, her undergraduate degree from Boston University (summa cum laude) and studied at the Sorbonne in Paris.

     Harvey A. Seline (61) is a Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Seline is a Division Manager in the Personal Wealth Management Group. He has been with United States Trust Company of New York since 1969. Prior to joining U.S. Trust, he was a Trust Investment Officer at The National Bank of Tulsa and a Trust Analyst at First City National Bank in Houston. Mr. Seline received his B.A. from the University of Colorado and his M.B.A. from the Columbia University Graduate School of Business Administration. Mr. Seline is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and a member of The Association for Investment Management and Research.

     Jay B. Springer (41) is Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Springer is a Division Manager in the Personal Wealth Management Group. Previously, he worked as a Financial Analyst at Citibank. Mr. Springer earned his B.A., magna cum laude, from Boston University and his M.B.A. from New York University Graduate School of Business. He is currently a member of The New York State Bankers Association Trust Investment Committee and is a former director of Bank Fiduciary Funds. Mr. Springer serves on the board of directors of Christmas-in-April-USA.

     David A. Tillson (51) is Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Tillson is a Division Manager in the Personal Wealth Management Group. Prior to joining United States Trust Company of New York, he was the President of TDA Capital Management Company, which he formed in 1990. From 1992 until he joined U.S. Trust, he was also a Senior Vice President at Matrix Asset Advisers. Prior to founding TDA Capital management, he was a vice president, portfolio manager and director of research at Management Asset Corporation. He also held positions at W.P. Carey & Company and General Reinsurance Corporation. Mr. Tillson received his B.A. in 1971 from Brown University and his M.B.A. in 1974 from New York University. A Chartered Financial Analyst, Mr. Tillson is a member of the New York Society of Security Analysts and the Association for Investment Management Research.

     Leigh H. Weiss (45) is Managing Director of United States Trust Company of New York and Manager of Institutional Equity and Balanced Portfolios. Mr. Weiss has been with the United States Trust Company of New York since September of 1993. Prior to joining United States Trust Company of New York, he worked for Goldman, Sachs & Co., where he had been since 1981. Mr. Weiss received his B.S. degree in Economics from the Wharton School of the University of Pennsylvania and he earned his M.B.A. from the University of Chicago.

     David J. Williams (58) is Managing Director and Senior Portfolio Manager of United States Trust Company of New York. He is a member of United States Trust Company of New York's Investment Policy Committee and manages the Excelsior Value and Restructuring Fund. Formerly, Mr. Williams was a Senior Vice President and the Senior Investment Officer of Horizon Trust Company in Morristown, New Jersey. He was also a Portfolio Manager with T. Rowe Price Associates, Inc. in Baltimore, Maryland. Mr. Williams received his B.A. from Yale University and his M.B.A. from Harvard University. He is a Chartered Financial Analyst.

     George C. Whiteley III (60) is Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Whiteley is a Division Manager in the Personal Wealth Management Group. He joined the United States Trust Company of New York in 1995. Prior to joining United States Trust Company of New York, he worked for Chase Manhattan Bank where he was Vice President and Chief Investment Executive of U.S. Private Banking. Mr. Whiteley received his B.A. degree from Harvard College and was awarded his J.D. from New York University School of Law.

BOARD OF MANAGER COMPENSATION

     Each member of the Board of Managers will receive $750 annually and $500 per Fund meeting attended, paid by the Fund. Members of the Board of Managers are also entitled to reimbursement of their actual out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Managers. Neither the Fund nor the Portfolio has a stock option plan, other long-term incentive plan, retirement plan or other retirement benefits.

                          ESTIMATED COMPENSATION TABLE

                                           AGGREGATE     PENSION OR RETIREMENT
                           AGGREGATE     COMPENSATION     BENEFITS ACCRUED AS    ESTIMATED ANNUAL   TOTAL COMPENSATION
NAME OF PERSON,          COMPENSATION        FROM            PART OF FUND         BENEFITS UPON     FROM PORTFOLIO AND
POSITION                 FROM THE FUND   THE PORTFOLIO         EXPENSES             RETIREMENT       FUND COMPLEX(1)
---------------          -------------   -------------   ---------------------   ----------------   ------------------
John C. Hover II*......     $1,750          $9,750                 0                    0            $53,500 (4 Funds)
  Manager
Gene M. Bernstein......     $1,750          $9,750                 0                    0            $59,750 (5 Funds)
  Manager
Steven V. Murphy.......     $1,750          $9,750                 0                    0            $59,750 (5 Funds)
  Manager
Victor F. Imbimbo,
  Jr...................     $1,750          $9,750                 0                    0            $55,250 (5 Funds)
  Manager

---------------
(1) The total compensation paid to such persons by the Fund, the Portfolio and the Fund Complex is estimated for the fiscal year ending October 31, 2000. The parenthetical number represents the number of investment companies (including the Fund and the Portfolio) from which such person receives compensation that are considered part of the same Fund Complex as the Fund.

 *  Interested person of the Fund and the Portfolio.

CONTROL PERSONS

     Upon completion of the offering, no person is expected to have voting control over the Fund except as set forth under "The Offering."

CUSTODIAN AND TRANSFER AGENT

     PFPC Trust Company ("PFPC Trust") will serve as the Fund's and the Portfolio's custodian in accordance with the provisions of the Investment Company Act and the rules and regulations thereunder. As such, PFPC Trust will be responsible for holding the Fund's and the Portfolio's cash and portfolio securities. PFPC Trust will also serve as the transfer agent and distribution paying agent for the Fund's Units. For its custodian, transfer agency and paying agency services, PFPC Trust will receive customary fees from the Fund and the Portfolio. PFPC Trust's address is: PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19153.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Subject to policies established by the Board of Managers, the Fund's Adviser will arrange for the execution of the Fund's portfolio transactions and the allocation of brokerage. Subject to policies established by the Portfolio's board of managers, the Investment Adviser or Investment Sub-Adviser will arrange for the execution of the Portfolio's portfolio transactions and the allocation of brokerage. For purposes of this discussion, the Fund's Adviser, the Investment Adviser and the Investment Sub-Adviser are referred to collectively as the Advisers. In executing portfolio transactions, the Advisers will seek to obtain the most favorable execution of portfolio transactions that is the best combination of net price and prompt reliable execution. In the Advisers' opinions, it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of a constantly changing market, order execution involves judgments as to the price, volume, trend and breadth of the market, possibility of a block transaction and the broker's activity in the security, as well as its general record for prompt, competent and reliable service in all aspects of order processing, execution and settlement as well as anticipated commission rates.

     A portion of the securities in which the Portfolio or the Fund will invest may be traded in the over-the-counter markets, and the Portfolio and Fund intend to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are otherwise available.

Under the Investment Company Act, persons affiliated with the Portfolio or the Fund generally are prohibited from dealing with them as principal in the purchase and sale of securities. Transactions in the over-the-counter markets usually involve transactions with dealers acting as principal for their own account. The Portfolio and Fund will not deal with affiliated persons as principal in such transactions; however, affiliated persons of the Portfolio or the Fund may serve as broker in over-the-counter markets and other transactions conducted on an agency basis in accordance with the Investment Company Act. If an affiliated person of the Portfolio or the Fund is a market maker in the securities of a company, the affiliated person will not serve as the Portfolio's or the Fund's broker in the purchase of such securities.

     The Advisers have no obligation to deal with any broker or group of brokers in the execution of transactions. With respect to certain securities, portfolio transactions may be effected through affiliates of the Advisers, provided it is consistent with the policy of obtaining the most favorable execution. The Fund's and the Portfolio's boards of managers have adopted procedures to ensure compliance with applicable regulations relating to trading of portfolio securities.

     In allocating brokerage among other brokers who are believed to be capable of providing equally favorable execution, the Fund and the Portfolio may also take into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Fund, the Portfolio or the Advisers and their affiliates, such as research and statistical information. Research services so received are in addition to and not in lieu of services required to be performed by the Advisers and do not reduce the investment advisory fees payable by the Portfolio or the Fund. Such services may be useful to the Advisers in serving the Fund and the Portfolio and other clients and, conversely, research services obtained by the placement of brokerage business of other clients may be useful to the Advisers in carrying out their obligations to the Fund and the Portfolio. The Advisers might incur significant expense were they to purchase such research services.

PORTFOLIO TURNOVER

     Because the investments of the Portfolio generally require relatively long periods of time to reach maturity, it is expected that the Portfolio's investment turnover will be low. There is, however, no policy limitation on the ability of the Portfolio to sell an investment after a short period of time. Any short-term securities in which the Portfolio or the Fund invest will have a high rate of turnover.

     Portfolio turnover will generally involve some expense, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and, where permitted, reinvestment in other securities. The portfolio turnover rate will be computed by dividing the lesser of the amount of the securities purchased or securities sold during the year by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

                                   REGULATION

     The Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), generally prohibits an investment adviser from entering into an investment advisory contract with an investment company that provides for compensation to the investment adviser on the basis of a share of capital gains upon or capital appreciation of the funds or any portion of the funds of the investment company. In 1980, Congress enacted the Small Business Investment Incentive Act of 1980 which added provisions to the Investment Advisers Act which permit the payment of compensation to an investment adviser to a BDC based on capital gains.

     In addition, the Small Business Investment Incentive Act of 1980 modified the provisions of the Investment Company Act that are applicable to BDCs. The BDC is considered to be a closed-end investment company as those terms are defined in the Investment Company Act. The following is a brief description of certain provisions of the Investment Company Act, as modified by the Small Business Investment Incentive Act of 1980, and is qualified in its entirety by reference to the full text of the Investment Company Act and the rules thereunder.

     Generally, to be eligible to elect BDC status, a company must engage in the business of furnishing capital and offering significant managerial assistance to companies that do not have ready access to capital through conventional financial channels. A BDC must be operated for the purpose of making investments in securities of the types required by the Investment Company Act, which types include certain present and former "eligible portfolio companies" and certain bankrupt or insolvent companies. A BDC need not invest in all of the possible types of securities approved for investment by BDCs. Business development companies must also make available significant managerial assistance to portfolio companies. An eligible portfolio company generally is a United States company that is not an investment company (except for wholly-owned Small Business Investment Companies licensed by the Small Business Administration) and that (i) does not have a class of securities registered on a national securities exchange or included in the Federal Reserve Board's over-the-counter margin list, (ii) is actively controlled by the BDC, either alone or as part of a group acting together, and an affiliate of the BDC is a member of the portfolio company's board of directors or (iii) meets such other criteria as may be established by the Commission. Control, under the Investment Company Act, is presumed to exist where the BDC owns 25% of the outstanding voting securities of the portfolio company.

     The Investment Company Act limits the type of assets that the Portfolio may acquire to "qualifying assets" and certain assets necessary for its operations (such as office furniture, equipment, and facilities) unless, at the time of the acquisition, at least 70% of the value of the Portfolio's investment assets consists of qualifying assets. Qualifying assets include: (i) securities of companies that were eligible portfolio companies at the time the Portfolio acquired their securities; (ii) securities of bankrupt or insolvent companies that are not otherwise eligible portfolio companies; (iii) securities acquired as follow-on investments in companies that were eligible at the time of the Portfolio's initial acquisition of their securities but are no longer eligible, provided that the Portfolio has maintained a substantial portion of its initial investment in those companies; (iv) securities received in exchange for or distributed on or with respect to any of the foregoing; and (v) cash items, government securities, and high-quality, short-term debt. The Investment Company Act also places restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased in order for the securities to be considered qualifying assets. In addition, certain provisions of the federal banking laws, including the Bank Holding Company Act of 1956, as amended, would prohibit or restrict investments by the Portfolio in securities of commercial banking organizations.

     The Portfolio is permitted by the Investment Company Act, under specified conditions, to issue multiple classes of senior debt and a single class of equity senior to the Portfolio Units if its asset coverage, as defined in the Investment Company Act, is at least 200% after the issuance of the debt or equity. In addition, provision must be made to prohibit any distribution to members or the repurchase of any Portfolio Units unless the asset coverage ratio is at least 200% at the time of the distribution or repurchase.

     After this offering, the Portfolio may sell its securities at a price that is below the prevailing net asset value per Unit only upon the approval by the holders of a majority of its voting securities, including the Fund.

     Under the Investment Company Act as amended by the Small Business Investment Incentive Act of 1980, certain of the transactions involving the Portfolio and its affiliates (as well as affiliates of those affiliates) that would previously have been prohibited without the prior approval of the Commission require the prior approval of a majority of the disinterested members of the Portfolio's board of managers having no financial interest in the transactions. Certain transactions involving certain closely affiliated persons of the Portfolio, including the Investment Adviser, the Investment Sub-Adviser and their officers and employees, still require the prior approval of the Commission. In general, (i) any person who owns, controls, or holds with power to vote, more than 5% of the outstanding Units (including the Fund), (ii) any director, executive officer, or general partner of that person, and (iii) any person who directly or indirectly controls, is controlled by, or is under common control with, that person, must obtain the prior approval of a majority of the disinterested members of the Portfolio's board of managers and, in some situations, the prior approval of the Commission, before engaging in certain transactions involving the Portfolio or any company controlled by the Portfolio. The Investment Company Act and applicable rules thereunder generally do not restrict transactions between the Portfolio and its Portfolio Companies. In accordance with the Investment Company Act, a majority of the members of the Fund's and the Portfolio's boards of managers are not interested persons as defined in the Investment Company Act. See "Management."

                       VALUATION OF PORTFOLIO SECURITIES

     The valuation of the Fund's assets is dependent on the valuation of the Portfolio's portfolio securities. Because the Fund invests its assets in interests in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities). Under the supervision of and in accordance with procedures adopted by the Portfolio's board of managers, the Investment Adviser or Investment Sub-Adviser or a committee of the Portfolio's board of managers will value the securities in the Portfolio's portfolio quarterly and at such other time as, in the Portfolio's board of manager's view, circumstances warrant. In the event of a sale by the Portfolio of its units, the Portfolio must determine the net asset value (the "NAV") of a Portfolio Unit as of a date within 48 hours before such sale (excluding Sundays and holidays) to comply with the requirement of the Investment Company Act that securities not be sold below NAV without member approval.

     In order to determine the NAV per Portfolio Unit, (i) the value of the assets of the Portfolio, including its portfolio securities, will be determined by the Investment Adviser or Investment Sub-Adviser or a committee of the Portfolio's board of managers under the supervision of the Portfolio's board of managers, (ii) the Portfolio's liabilities will be subtracted therefrom and
(iii) the difference will be divided by the number of outstanding Portfolio Units. For purposes of this calculation, any amount of the Incentive Carried Interest, calculated as if all gains on investments were realized gains, that the Investment Adviser would be entitled to distribution of if the Portfolio had cash available for distribution will be treated as a liability of the Portfolio.

     Securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices. Securities for which market quotations are not readily available and other assets will be valued at fair value as determined in good faith by the Investment Adviser or Investment Sub-Adviser or a committee of the Portfolio's board of managers under the supervision of the Portfolio's board of managers and pursuant to procedures established and periodically reviewed by the Portfolio's board of managers. Securities having remaining maturities of 60 days or less are valued at amortized cost.

     The value for restricted stock investments for which no public market exists is difficult to determine. Generally, such investments will be valued on a "going concern" basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. In the early stages of development, venture capital investments shall be valued based upon their original cost to the Portfolio, until developments positively or negatively affecting the Portfolio Company provide a sufficient basis for use of a valuation other than cost (such as changes in the Portfolio Company's prospects or reliable private sales of a Portfolio Company's securities at prices different from the value initially used by management). Such developments may occur shortly after the Portfolio's original investment, or after a longer period. Upon the occurrence of developments providing a sufficient basis for a change in valuation, venture capital investments will be valued by the private market or appraisal methods of valuation. The Portfolio shall use reliable third party transactions (actual or proposed) in Portfolio Company securities as a basis of valuation. This private market method shall only be used with respect to actual transactions or actual firm offers by sophisticated, independent investors. The appraisal method shall be based upon such factors affecting the Portfolio Company as earnings, net worth, reliable private sale prices of the Portfolio Company's securities, the market prices for similar securities of comparable companies and an assessment of the Portfolio Company's future prospects. In the case of unsuccessful operations, the appraisal may be based upon liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser or Investment Sub-Adviser or a committee of the Portfolio's board of managers and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Portfolio from the investments.

     The Portfolio anticipates that it may invest in securities for which a public market exists but which are "restricted securities" for purposes of the Securities Act. In evaluating such securities, the Investment Adviser or Investment Sub-Adviser or a committee of the Portfolio's board of managers will take into consideration various factors, including the price at which the securities in question were acquired relative to the market price for unrestricted shares of the same securities at the time of such acquisition, modified as appropriate to reflect the nature of the market in which the securities are traded, if any, the amount of the public float, the existence and terms of any securities registration rights, the proportion of the Portfolio Company's securities held by the Portfolio, changes in the financial condition and prospects of such Portfolio Company and other factors which may affect their fair value, all in accordance with the Investment Company Act. Restricted securities for which an established trading market exists will typically be valued at a discount of 10% to 40% from the public market price with the amount of the discount decreasing as the restriction period decreases. If an established trading market does not exist, valuations will be made consistent with the "going concern" method described above.

     The Portfolio's investments in Private Funds generally will be valued based upon the Portfolio's pro rata share of the value of the assets of a Private Fund as determined by such Private Fund in accordance with its by-laws and constitutional or other documents governing such valuation, on the valuation date. If such valuation with respect to investments in Private Funds is not available by reason of timing or other event on the valuation date or are deemed to be unreliable by the Investment Adviser or Investment Sub-Adviser, the Investment Adviser or Investment Sub-Adviser, under supervision of the Portfolio's board of managers, will determine such value based on the Investment Adviser's or Investment Sub-Adviser's judgment of fair value on the appropriate date, less applicable charges, if any.

     To the extent that the Fund holds any assets directly, it will value such assets consistent with the valuation procedures of the Portfolio described above.

                CAPITAL ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS

     Investors in the Fund will become members in the Fund, which will establish a capital account for each member. Your capital contributions and your share of items of income and gain will be credited to your capital account, and your distributions and your share of items of loss, deduction and expense will be debited from your capital account. All allocations and distributions made by the Fund will generally be made pro rata in proportion to each member's interest in the Fund. The Fund will in turn become a member of the Portfolio, which will maintain capital accounts and make allocations and distributions as discussed below.

     CAPITAL ACCOUNTS. The Portfolio will establish a capital account for each investor who becomes a member of the Portfolio, including the Fund. Capital contributions and the member's share of items of income and gain will be credited to the member's capital account, and distributions and the member's share of items of loss, deduction and expense will be debited from the member's capital account. The Portfolio will establish a capital account for the Investment Adviser to which allocations in respect of the Incentive Carried Interest will be made.

     ALLOCATIONS. The income, gain, loss, deduction and expense of the Portfolio will be determined and allocated as of the end of each tax year (typically December 31) to reflect the economic interests of the members and the Investment Adviser.

     Each year, Portfolio allocations generally will be made in the following order:

     - gains will be allocated to the Investment Adviser until the cumulative amount of all gains that has been allocated to the Investment Adviser from the commencement of operations equals the Incentive Carried Interest calculated through the end of the period for which the allocation is being made; then

     - all remaining items of income, gain, loss, deduction and expense will be allocated to the members pro rata in accordance with their capital contributions.

     For any given period, the allocation of gain to the Investment Adviser described above will be made out of long-term capital gain and short-term capital gain in proportion to the amount of such gains available for allocation.

     For any given period, the Incentive Carried Interest will be an amount equal to 20% of the excess, if any, of the cumulative amount of all capital gains realized by the Portfolio on Direct Investments from the commencement of operations through the end of such period over the sum of:

     - the cumulative amount of all capital losses realized by the Portfolio on all investments of any type from the commencement of operations through the end of such period;

     - the amount of net unrealized capital depreciation on all investments of any type determined as of the close of such period; and

     - the excess, if any, of the cumulative amount of all expenses of any type incurred by the Company over the cumulative amount of all income of any type earned by the Company, in each case from the commencement of operations through the end of such period.

     To the extent that the Portfolio distributes property in kind, the Portfolio will be deemed to have realized gain or loss on such property based on the value assigned to such property in accordance with the Portfolio's valuation procedures. In the event of the resignation or removal of the Investment Adviser or other termination without reinstatement of the Portfolio's investment advisory agreement with the Investment Adviser or an affiliate, the assets of the Portfolio will be valued in accordance with the Portfolio's operating agreement as of the date of resignation, removal or termination, and the Portfolio will be deemed to have realized gain or loss on such assets based on the valuations so assigned.

     Notwithstanding the foregoing, the Portfolio may, in its sole and absolute discretion, make special allocations of items of Portfolio income, gain, loss, deduction and expense in order to cause the capital account balances of the members and the Investment Adviser to reflect the economic arrangement set forth in the following paragraph.

     DISTRIBUTIONS. The Fund will distribute all cash that the Fund's Adviser does not expect to use in the operation of the Fund and that is available after the payment of all expenses then due and the creation of any reserves. As discussed below, due to the nature of the Portfolio's investments, investors in the Fund should not expect distributions of cash or property during the first several years of the Fund's operations. The Fund will not reinvest income from its investments or the proceeds from the sale of its investments. The Fund does not intend to make any distribution if, after making such distribution, the liabilities of the Fund would exceed the fair value of the Fund's assets.

     The Portfolio will distribute all cash that the Investment Adviser does not expect to use in the operation of the Portfolio and that is available after the payment of all expenses then due and the creation of any reserves. The Portfolio will consider such distributions at least annually but, as described below, does not expect to make distributions of cash or property during the first several years of operations. Each year, the Investment Adviser generally will be entitled to a distribution equal to the Incentive Carried Interest. The members, including the Fund, generally will be entitled to all amounts remaining for distribution pro rata in accordance with their capital contributions. Upon liquidation of the Portfolio, any cash or other property available for distribution will be distributed to the members, including the Fund, and to the Investment Adviser pro rata in accordance with their respective capital account balances. The Investment Adviser's capital account balance generally will reflect the allocations that have been made to the Investment Adviser in respect of the Incentive Carried Interest but that have not been previously distributed to the Investment Adviser.

     Due to the nature of the Portfolio's investments, investors should not expect to receive distributions of cash or property during the first several years of the Portfolio's and the Fund's operations. The Portfolio will not reinvest income from its investments or the proceeds from the sale of its investments, in each case other than in Short-Term Investments, except to make follow-on investments. The Portfolio may make distributions in kind of its property, which generally would be treated for purposes of the Portfolio's distribution policies as distributions of cash in an amount equal to the current market value or fair value of such property determined in accordance with the Portfolio's valuation procedures. The Portfolio does not intend to make any distributions if after making such distribution the liabilities of the Portfolio would exceed the fair value of the Portfolio's assets.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The following is a summary of certain U.S. federal income tax consequences to the initial members who are U.S. persons. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular member or to members subject to special treatment under federal income tax laws (e.g., banks and certain other financial institutions, insurance companies, tax-exempt organizations and non-U.S. persons). This discussion is limited to members who hold their Units as capital assets. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Except as expressed in "Tax Status of the Fund and the Portfolio" below, counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or the Portfolio or an investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. PROSPECTIVE INVESTORS MUST CONSULT THEIR OWN TAX ADVISERS AS TO THE FEDERAL INCOME TAX CONSEQUENCES OF ACQUIRING, HOLDING AND DISPOSING OF UNITS AS WELL AS THE EFFECTS OF STATE, LOCAL AND NON-U.S. TAX LAWS.

     TAX STATUS OF THE FUND AND THE PORTFOLIO. At the first subscription closing, the Fund will receive an opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, to the effect that, under current law and based on certain assumptions and representations, the Fund will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for federal income tax purposes. The Portfolio will receive a similar opinion from counsel on or before the first subscription closing for the Portfolio. An opinion of counsel is not binding on the IRS or any court.

     A limited liability company that is registered as an investment company under the Investment Company Act (in the case of the Fund) or that has elected to be treated as a business development company under the Investment Company Act (in the case of the Portfolio) would be treated as a corporation for federal income tax purposes if it were to become a publicly traded partnership. A publicly traded partnership is a partnership (or limited liability company intended to be treated as a partnership) the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof). Each of the Fund and the Fund's Adviser has represented to counsel for the Fund that, among other things, neither it, nor any affiliate thereof, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose. Similarly, each of the Portfolio, the Investment Adviser and the Investment Sub-Adviser has represented to counsel for the Portfolio that, among other things, neither it, nor any affiliate thereof, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose.

     In addition, the operating agreements for the Fund and the Portfolio impose significant restrictions on transfer of interests of the respective entities in order to address this point. By subscribing for Units, each member agrees to indemnify and hold harmless the Fund, the Fund's Adviser, the Distributor, each other member and any successor or assign of any of the foregoing, from and against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that member in violation of the Operating Agreement or any misrepresentation made by that member in connection with any purported transfer. A similar indemnification is required to be made by a permitted transferee of Units. Members of the Portfolio (including the Fund) and permitted transferees of Portfolio interests will similarly indemnify the Portfolio, the Investment Adviser, the Investment Sub-Adviser, each other member of the Portfolio and any successor or assign of any of the foregoing.

     Ultimately, counsel's opinion as to the treatment of the Fund and Portfolio as partnerships for federal income tax purposes will be based on, among other things, the maintenance of factual conditions (including those underlying the representations made to counsel), the continuation of which cannot be assured. Counsel to the Fund and the Portfolio will not render a tax status opinion or review such factual environment after the first subscription closings.

     If either the Fund or the Portfolio were treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes, material adverse consequences for the members would result. The entity would be subject to tax on its income at corporate tax rates without a deduction for any distribution to the members of such entity, thereby materially reducing the amount of any cash available for distribution to the members. In addition, the members of the entity would be treated as shareholders for federal income tax purposes. Thus, capital gains and losses and other income and deductions of the entity would not be passed through to the members of the entity, and all distributions by the entity to the members would be treated as dividends, return of capital and/or gains.

     The following discussion assumes that each of the Fund and the Portfolio will continue to be treated as a partnership for federal income tax purposes.

     TAXATION OF MEMBERS OF THE FUND. By reason of the treatment of the Fund and the Portfolio as partnerships for federal income tax purposes, neither entity will be subject to federal income tax. Rather, with respect to the Fund, each member in computing its federal income tax will include his, her or its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the ending within or with the taxable year of the member. Each member's allocable share of Fund items will include his, her or its share of the Fund's allocable share of Portfolio items of income, gain, loss, deduction and expense.

     Nonliquidating cash distributions made by the Fund to a member generally will not be taxable to the member, except to the extent that the amount of such cash distributions exceeds the distributee's adjusted tax basis in his, her or its Units. Nonliquidating distributions of property other than cash are also generally not taxable. If the Fund distributes both cash and other property to a member, the member's adjusted tax basis in his, her or its Units will be reduced first by the cash and then by the Fund's tax basis in the other property distributed. The member will have a tax basis in non-liquidating, non-cash distributions of property equal to the Fund's tax basis in such property (but in no event in excess of the member's adjusted tax basis in his, her or its Units reduced by the amount of any cash distributed in the same transaction).

     For federal income tax purposes, a member's allocable share of Fund tax items will be determined by the provisions of the Operating Agreement if such allocations have or are deemed to have "substantial economic effect" or are determined to be in accordance with the members' interests in the Fund. The allocations under the Operating Agreement are intended to satisfy such requirements. If, however, the IRS successfully challenged the Fund's allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular member for federal income tax purposes may be less favorable than the allocations set forth in the Operating Agreement. Similar rules apply with respect to the Fund's allocable share of Portfolio tax items.

     The Fund may derive taxable income from a Portfolio investment that is not matched by a corresponding receipt of cash. This could occur, for example, if the Portfolio makes an investment in certain non-U.S. corporations. See "Phantom Income from Portfolio Investments in Non-U.S. Corporations" below. This could also occur if the Portfolio invests in an entity that is classified as a partnership and such entity allocates income or gain to the Portfolio without making a corresponding distribution of cash. Moreover, the Portfolio is not required to make current distributions of its entire earnings. In addition, a reduction of Portfolio nonrecourse borrowings (as defined for federal income tax purposes) would be treated as a constructive distribution of cash to a member to the extent of his, her or its allocable share of such reduction, even though an actual cash distribution is not made. Accordingly, it is possible that a member's federal income tax liability with respect to his, her or its allocable share of Fund earnings in a particular taxable year could exceed the cash distributions to the member for the year, thus giving rise to an out-of-pocket payment by the member.

     TAX BASIS RULES. Fund distributions generally will not be taxable to a member to the extent of such member's adjusted tax basis in his, her or its Units. In addition, a member is allowed to deduct his, her or its allocable share of Fund losses (if any) only to the extent of such member's adjusted tax basis in his, her, or its Units at the end of the taxable year in which the losses occur. A member's adjusted tax basis is equal to the member's capital contributions to the Fund as adjusted by certain items. Basis is generally increased by the member's allocable share of Fund profits (and items of income and gain) and nonrecourse borrowings (as defined for federal income tax purposes). Basis is generally decreased by the member's allocable share of Fund losses (and items of loss, deduction and expense), the amount of cash distributed by the Fund to the member, the Fund's tax basis of property (other than cash) distributed by the Fund to the member and any reduction in the member's allocable share of nonrecourse borrowings (as defined for federal income tax purposes).

     To the extent that a member's allocable share of Fund losses are not allowed because the member has insufficient adjusted tax basis in his, her or its Units, such disallowed losses may be carried over by the member to subsequent taxable years and will be allowed if and to the extent of the member's adjusted tax basis in subsequent years.

     AT RISK RULES. Individuals and certain closely held C corporations are allowed to deduct their allocable share of Fund losses (if any) only to the extent of each such member's "at risk" amount in the Fund at the end of the taxable year in which the losses occur. A member's at risk amount generally is equal to the member's aggregate capital contributions to the Fund. To the extent that a member's allocable share of Fund losses are not allowed because the member has an insufficient amount at risk in the Fund, such disallowed losses may be carried over by the member to subsequent taxable years and will be allowed if and to the extent of the member's at risk amount in subsequent years.

     PASSIVE ACTIVITY LOSS RULES. Individuals, estates, trusts, closely held C corporations and personal service corporations are not allowed to deduct "passive activity losses" (as defined for federal income tax purposes) against certain other income, such as salary or other compensation for personal services, interest, dividends, annuities or royalties not derived in the ordinary course of a trade or business and gain attributable to the disposition of property that either produces such nonbusiness income or is held for investment. The Fund's investment activities generally will not constitute a passive activity for purposes of the passive activity loss rules. Therefore, a member will not be allowed to offset his, her or its allocable share of Fund items of income or gain with the member's passive activity losses from other sources.

     INVESTMENT INTEREST LIMITATION. Individuals and other noncorporate taxpayers are allowed to deduct their allocable shares of interest paid or accrued by the Portfolio on its indebtedness (so-called investment interest) only to the extent of each such member's net investment income for the taxable year. A member's net investment income generally is the excess, if any, of the member's investment income from all sources (which is gross income from property held for investment) over investment expenses from all sources (which are deductions allowed that are directly connected with the production of investment income). Investment income excludes net capital gain attributable to the disposition of property held for investment (and thus would not include any gains realized by the Portfolio on the sale of its investments), unless the member elects to pay tax on such gain at ordinary income rates.

     To the extent that a member's allocable share of Portfolio investment interest is not allowed because the member has insufficient net investment income, such disallowed investment interest may be carried over by the member to subsequent taxable years and will be allowed if and to the extent of the member's net investment income in subsequent years. If a member borrows to finance the purchase of Units, any interest paid or accrued on the borrowing will be investment interest that is subject to these limitations. Since the amount of a member's allocable share of Portfolio investment interest that is subject to this limitation will depend on the member's aggregate investment interest and net investment income from all sources for any taxable year, the extent, if any, to which Portfolio investment interest will be disallowed under this rule will depend on each member's particular circumstances each year.

     OTHER LIMITATIONS ON DEDUCTIONS AND SPECIAL CODE PROVISIONS. Prospective investors should be aware that they could be subject to various other limitations on their ability to deduct their allocable share of Fund losses (or items of loss and deduction thereof, including the Fund's allocable share of Portfolio items of loss and deduction). An individual, estate or trust may deduct so-called miscellaneous itemized deductions (which include the Portfolio management fee and certain other fees and expenses of the Fund, the Portfolio and the Private Funds) only to the extent that such deductions exceed 2% of the adjusted gross income of the taxpayer. Since the amount of a member's allocable share of such expenses that is subject to this disallowance rule will depend on the member's aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year, the extent, if any, to which such expenses will be subject to disallowance will depend on each member's particular circumstances each year. Other limitations are imposed on itemized deductions of high-income individuals.

     For federal income tax purposes, if a member of a limited liability company performs services for the company and there is a related direct or indirect allocation and distribution by the company to such a member, the allocation and distribution may be recharacterized as a fee. It is intended that the Investment Adviser's Incentive Carried Interest constitute an allocable share of Portfolio earnings and not a fee. No assurance can be given, however, that the IRS could not successfully assert that the Incentive Carried Interest be recharacterized as a fee under these rules. If the Incentive Carried Interest were characterized as a fee, members could be subject to the limitations on deductibility relating to miscellaneous itemized deductions and certain other itemized deductions of high-income individuals described in the preceding paragraph.

     In addition, prospective investors should be aware that certain of the activities of the Fund and the Portfolio may be subject to various special provisions of the Code that, among other things, defer or disallow the deductibility of certain expenses. Organizational expenses of the Fund and the Portfolio are not currently deductible, but may, at the election of the Fund and the Portfolio (as the case may be) be amortized ratably over a period of not less than 60 months. Syndication expenses of the Fund and the Portfolio (i.e., expenditures made in connection with the marketing and issuance of interests therein, including placement fees) are neither deductible nor amortizable.

     NON-U.S. CURRENCY GAINS OR LOSSES. If the Portfolio makes an investment or obtains financing denominated in a currency other than the U.S. dollar, then the Portfolio (and thus the Fund) may recognize gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. The Portfolio may also recognize gain or loss on such fluctuations occurring between the time it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the time it accrues and pays liabilities denominated in a non-U.S. currency. Such gains or losses generally will be treated as ordinary income or loss.

     PHANTOM INCOME FROM PORTFOLIO INVESTMENTS IN NON-U.S. CORPORATIONS. It is possible that the Portfolio may invest in non-U.S. corporations that could be classified as "passive foreign investment companies," "controlled foreign corporations" and "foreign personal holding companies" (each as defined for federal income tax purposes). For federal income tax purposes, these investments may, among other things, cause a member to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains.

     NON-U.S. TAXES. Certain dividends and interest received by the Portfolio from sources outside of the U.S. may be subject to withholding taxes imposed by other countries. The Portfolio may also be subject to capital gains taxes in certain other countries where it purchases and sells stocks and securities. Tax treaties between the United States and other countries may reduce or eliminate such taxes.

     The Fund will inform members as to their proportionate share of non-U.S. taxes paid by the Portfolio and members will be required to include such taxes in their income. Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their federal income taxes.

     SALE OF PORTFOLIO INVESTMENTS. The Portfolio (and thus the Fund) will generally recognize capital gain or loss on the sale of its investments.

     LIMITATION ON DEDUCTIBILITY OF CAPITAL LOSSES. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).

     SALE OF UNITS. Members will not be able or allowed to freely sell or otherwise transfer their Units. In addition, neither the Fund, nor the Fund's Adviser (or any affiliate thereof) will repurchase any Units, except that the Fund will repurchase Units upon its termination. The Portfolio has similar transfer restrictions with respect to its Units. By subscribing for Units, each member agrees to indemnify and hold harmless the Fund, the Fund's Adviser, the Distributor, each other member, and any successor or assign of any of the foregoing, from and against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that member in violation of the Operating Agreement or any misrepresentation made by that member in connection with any purported transfer. A similar indemnification is required to be made by a permitted transferee. The Portfolio has similar indemnities with respect to transfers of its units. See "Risk Factors -- No Public or Other Market for Units."

     A member that is allowed to sell his, her, or its Units will recognize gain or loss measured by the difference between the amount realized on the sale and the member's adjusted tax basis in the Units sold (as described in "Tax Basis Rules" above). Such gain or loss generally will be long-term capital gain or loss if the member held the sold Units for more than one year. The amount realized will include the member's allocable share of Portfolio nonrecourse borrowings (as defined for federal income tax purposes), if any, as well as any proceeds from the sale. Thus, a member's tax liability upon the sale of Units may exceed the member's cash proceeds from the sale.

     ALTERNATIVE MINIMUM TAX. In certain circumstances, individuals, corporations and other taxpayers may be subject to an alternative minimum tax in addition to regular tax. A member's potential alternative minimum tax liability may be affected by reason of an investment in the Fund. The extent, if any, to which the alternative minimum tax applies will depend on each member's particular circumstances for each taxable year.

     TAX ELECTIONS. Under Section 754 of the Code, a limited liability company treated as a partnership may make a generally irrevocable election to adjust the tax basis of its assets in the event of a distribution of company property to a member or in the event of a transfer of company interests (in which latter case basis will be adjusted with respect to the transferee member only). Neither the Fund nor the Portfolio currently intends to make a Section 754 election. The board of managers for each of the Fund and the Portfolio has sole and absolute discretion to make all tax elections for its respective entity.

     REPORTS TO MEMBERS. The Fund has the calendar year as its taxable year. The Fund will furnish annually to each member a report containing a Schedule K-1, which indicates each member's distributive share for each calendar year of Fund income, gain, loss, deduction and expense for use in the preparation of the member's income tax return. The Fund will endeavor to deliver Schedules K-1 to members prior to April 15 of each year, but may not be able to do so because, among other things, the Portfolio may not receive, prior to April 15, a Schedule K-1 from a Private Fund that is classified as a partnership for federal income tax purposes in which the Portfolio has invested. Accordingly, members may be required to obtain extensions for filing their federal, state and local income tax returns each year. The Fund will provide members with estimated annual federal income tax information prior to April 15, assuming the Fund is able to obtain such information.

     TAX AUDITS. Although not required to pay any federal income tax, the Portfolio must file a federal income tax information return each taxable year. The IRS may audit Portfolio returns in a unified entity proceeding at the Portfolio level. The Investment Adviser, who would represent the Portfolio at such an audit as the so-called tax matters partner, has considerable authority to make decisions affecting the tax treatment and procedural rights of the Portfolio. The Investment Adviser may also generally enter into settlement agreements with the IRS that bind the Portfolio and consent on behalf of the Portfolio to extend the statute of limitations for assessing a deficiency with respect to a Portfolio item. Rules similar to those described above also apply with respect to the Fund. Successful adjustments by the IRS of Fund or Portfolio items of income, gain, loss, deduction or expense could change a member's federal, state and local income tax liabilities.

     BACKUP WITHHOLDING. The Fund may be required to withhold federal income tax at a rate of 31% on a member's allocable share of interest and dividends if the member fails to provide the Fund with his, her or its taxpayer identification number or a certificate that he, she or it is exempt from backup withholding, or the IRS notifies the Fund that the member is subject to backup withholding. The member may be entitled to a federal income tax credit for the amount of any backup withholding if the required information is furnished to the IRS.

     CERTAIN CONSIDERATIONS FOR TAX-EXEMPT INVESTORS. The Portfolio may from time to time borrow funds for operating purposes in an amount up to 25% of the value of its total assets (after giving effect to the borrowing) in order to make additional investments in existing Portfolio Companies, to maintain various regulatory qualifications, to pay contingencies and expenses or in anticipation of the receipt of funds from capital contributions or the disposition of investments. To the extent that the Portfolio borrows funds, the Fund's allocable share of income attributable to such borrowing will generate unrelated business taxable income ("UBTI") for federal income tax purposes for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax-exempt investors (and may have other adverse tax consequences for certain tax exempt investors, e.g., the receipt of any UBTI by a charitable remainder trust would cause all income from all sources to be taxable to such a trust). Accordingly, such prospective investors are urged to consult their own tax advisers concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Fund.

     CERTAIN CONSIDERATIONS FOR NON-U.S. INVESTORS. The discussion under this heading applies to certain members who are not "U.S. persons" as determined for U.S. federal income tax purposes ("non-U.S. members"). The term "U.S. person" means:

     - a citizen or individual resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any political subdivision thereof or therein;

     - an estate the income of which is subject to U.S. federal income taxation regardless of source; or

     - a trust if (a) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons has the authority to control all substantial decisions of the trust or (b) the trust was in existence on August 20, 1996 and properly elected to continue to be treated as a U.S. person.

     Given the nature of the investment activities of the Fund and the Portfolio (the activities of which would be attributed to the Fund), the Fund believes that a non-U.S. member generally should not be subject to regular U.S. federal income taxation on his, her or its allocable share of Fund income where such member's nexus with the U.S. is solely as a result of an investment in Units. No prohibition exists on the nature of investment activities of Private Funds in which the Portfolio invests, and thus no assurances can be given in this regard. Fund allocations of dividends and certain interest income to non-U.S. members will be subject to U.S. withholding tax of 30% (unless reduced or eliminated by an applicable treaty).

     If, contrary to expectations, the Portfolio and thus the Fund, were treated as being engaged in a U.S. trade or business, then each non-U.S. member generally would be subject to regular U.S. federal income taxation on his, her or its allocable share of Fund income. In such case, each non-U.S. member would be required to file a U.S. federal income tax return reporting his, her or its allocable share of Fund income attributable to the conduct of a U.S. trade or business and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, the Fund would be required to withhold and pay over to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the non-U.S. member's ultimate U.S. federal income tax liability, and the non-U.S. member would be entitled to a refund to the extent that the amount withheld exceeded such member's U.S. federal income tax liability for the taxable year. Finally, a corporate non-U.S. member's allocable share of Fund income may be subject to a 30% U.S. branch profits tax.

     Different rules from those described above apply in the case of non-U.S. members subject to special treatment under U.S. federal income tax law, including a non-U.S. member:

     - who has an office or fixed place of business in the U.S. or is otherwise carrying on a U.S. trade or business;

     - who is an individual present in the U.S. for 183 or more days or has a "tax home" in the U.S. for U.S. federal income tax purposes;

     - who is a former citizen or resident of the U.S.; or

     - that is a controlled foreign corporation, a foreign insurance company that holds Units in connection with a U.S. trade or business, a foreign personal holding company or a corporation that accumulates earnings to avoid U.S. federal income tax.

     NON-U.S. MEMBERS ARE URGED TO CONSULT THEIR U.S. TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF INVESTING IN THE FUND.

     STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES. In addition to the federal income tax consequences described above, the members, the Fund, the Portfolio and the entities in which the Portfolio invests, may be subject to various state, local and non-U.S. taxes. A member's allocable share of Fund income, gain, loss, deduction and expense may be required to be included in determining such member's reportable income for state, local and non-U.S. tax purposes. In addition, state, local and non-U.S. taxation of Fund and Portfolio tax items may differ from the treatment of such items for federal income tax purposes.

     The Fund's Adviser has sole and absolute discretion to file or not to file composite, group or similar state, local and non-U.S. tax returns on behalf of the members (where and to the extent permissible under applicable law). If the Fund's Adviser decides to make any such composite, group or similar filing, such a filing would eliminate a member's filing requirement in such a jurisdiction arising by reason of an investment in the Fund. Each member will be required to execute any relevant documents (including a power of attorney authorizing such a filing), to furnish any relevant information and otherwise to do anything necessary in order to facilitate any such composite, group or similar filing. Any taxes paid by the Fund in connection with any such composite, group or similar filing will be treated as an advance to the relevant members (with interest being charged thereon) and will be recouped by the Fund out of any distributions subsequently made to the relevant members. Such advances may be funded by the Fund's Adviser or an affiliate thereof (with interest thereon). Both the deduction for interest payable by the Fund to the Fund's Adviser (or an affiliate thereof) with respect to such advances, and the corresponding income from interest received by the Fund from relevant members will be specially allocated to such members, and such interest expense may be subject to limitations on deductibility (see "Investment Interest Limitation" above). Such taxes may be higher or lower than what a member's state, local or non-U.S. tax liability would be in the absence of such a composite, group or similar filing. The Portfolio's Investment Adviser has similar discretion to file composite, group or similar state, local and non-U.S. tax returns on behalf of its members.

     PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR TAX ADVISERS WITH RESPECT TO THE STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF ACQUIRING, HOLDING AND DISPOSING OF UNITS.

                              ERISA CONSIDERATIONS

GENERAL

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), impose certain restrictions on (a) employee benefit plans (as defined in Section 3(3) of ERISA) that are subject to Title I of ERISA, (b) plans (as defined in
Section 4975(e)(1) of the Code) that are subject to Section 4975 of the Code, including individual retirement accounts or Keogh plans, (c) any entities whose underlying assets include plan assets by reason of a plan's investment in such entities (each of (a), (b) and (c), a "Plan") and (d) persons who have certain specified relationships to Plans ("Parties in Interest" under ERISA and "Disqualified Persons" under the

Code). Moreover, based on the reasoning of the United States Supreme Court in John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 114 S. Ct. 517 (1993), an insurance company's general account may be deemed to include assets of the Plans investing in the general account (e.g., through the purchase of an annuity contract), and such insurance company might be treated as a Party in Interest with respect to a Plan by virtue of such investment. ERISA also imposes certain duties on persons who are fiduciaries of Plans subject to ERISA, and ERISA and
Section 4975 of the Code prohibit certain transactions between a Plan and Parties in Interest or Disqualified Persons with respect to such Plan. Violations of these rules may result in the imposition of excise taxes and other penalties and liabilities under ERISA and the Code.

     Prior to making an investment in the Units, prospective Plan investors should consult with their legal advisers concerning the impact of ERISA and the Code and the potential consequences of such investment with respect to their specific circumstances. Moreover, each Plan fiduciary should take into account, among other considerations, whether the fiduciary has the authority to make the investment; whether the investment constitutes a direct or indirect transaction with a Party in Interest or Disqualified Person; the composition of the Plan's portfolio with respect to diversification by type of asset; the Plan's funding objectives; the tax effects of the investment; and whether under the general fiduciary standards of investment prudence and diversification an investment in the Units is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio. Governmental plans, foreign pension plans and certain church plans are not generally subject to the fiduciary responsibility provisions of ERISA or the provisions of Section 4975 of the Code.

     The sale of any Units to a Plan is in no respect a representation by the Fund that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that such an investment is appropriate for Plans generally or any particular Plan.

                              DESCRIPTION OF UNITS

     The Fund has been formed as a Delaware limited liability company and as such is governed by Delaware law and an operating agreement (the "Operating Agreement") that defines many of the rights and responsibilities of the Board of Managers and members. A copy of the form of Operating Agreement is attached hereto as Appendix B. Investors will become members of the Fund, which will establish a capital account for each member. Your capital contribution and your share of items of income and gain will be credited to your capital account and your distributions and your share of items of loss, deduction and expense will be debited from your capital account. See "Capital Accounts, Allocations and Distributions." The fiscal year of the Fund ends on October 31.

SUMMARY OF LIMITED LIABILITY COMPANY OPERATING AGREEMENT

     The Operating Agreement governs the relationships, rights and obligations of the investors in the Fund. The following is intended only as a summary of certain provisions of the Operating Agreement not discussed elsewhere in this prospectus. The Operating Agreement is subject to the provisions of the Investment Company Act. The statements made herein do not purport to be complete and are qualified by reference to the Operating Agreement. Prospective investors should study the entire Operating Agreement before signing the Subscription Agreement.

     Fund Capital. Except as specifically provided in the Operating Agreement, no investor is entitled to interest on any capital contribution to the Fund or on such investor's capital account. Except as otherwise provided in the Operating Agreement, no investor has the right to withdraw, or to receive any return of, such investor's capital contribution. No investor is required to make any additional capital contributions to the Fund beyond the amount of the investor's subscription. See "Liability of Members" below.

     Voting Rights of Investors. Investors cannot participate in the management or control of the Fund. However, the Operating Agreement provides that, subject to certain conditions described below, the investors may vote on or approve certain Fund matters. Upon notification to the Fund, investors may obtain a list of the names and addresses (if known) of all of the investors for a purpose reasonably related to such investor's interest as an investor in the Fund.

     Subject to the provisions described below, the investors may: (i) approve and elect and for cause disapprove and remove the members of the Board of Managers; (ii) to the extent required by the Investment Company Act, approve or disapprove any proposed investment advisory contract or disapprove and terminate any such existing contract; provided, however, that such contracts are also approved by a majority of the members of the Board of Managers who are not parties to such contract or "interested persons" of any such party as such term is defined in the Investment Company Act; (iii) to the extent required by the Investment Company Act, ratify or reject the appointment of the independent accountants of the Fund; (iv) to the extent required by the Investment Company Act, terminate the Fund's independent accountants; (v) to the extent required by the Investment Company Act, consent to the dissolution of the Fund; (vi) select a liquidator in certain limited circumstances; (vii) approve certain limited amendments to the Operating Agreement; and (viii) approve any other matters related to the business of the Fund that the Investment Company Act requires to be approved by the investors so long as the Fund is subject to the provisions of the Investment Company Act; provided, however, that, prior to the exercise of any such right of approval, the Board of Managers amend the Operating Agreement to reflect such additional voting right.

     Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of Fund Members and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from the Unitholders. The Fund shall vote Units for which it receives no voting instructions in the same proportion as the Units for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio.

     Restrictions. The Operating Agreement may limit or restrict Members and their affiliates from owning securities in, holding certain positions with or performing certain services for media or common carrier companies in which the Fund has acquired or is proposing to acquire any direct or indirect interest, if such activities would result in a violation of the Communications Act of 1934 or of the regulations of the Federal Communications Commission. Such restrictions could prohibit Members from obtaining employment with, or for, a media or common carrier company. Prospective investors are urged to carefully read these restrictions in the Operating Agreement.

     Transferability of Units. A member may transfer Units only by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of the member or otherwise, or with the written consent of the Fund (which it may withhold in its sole and absolute discretion and will grant, if at all, only in extenuating circumstances) or in connection with a transfer to a family trust or another entity that does not result in a change of beneficial ownership. Any permitted transferees will not, however, be allowed to become substituted members in the Fund without the consent of the Fund, which consent may be withheld in its sole and absolute discretion. No member will have the right to require the Fund to redeem his, her or its Units. In addition, neither the Fund nor the Fund's Adviser, nor any of their respective affiliates, will make offers to repurchase Units, and Units will not be traded on any securities exchange or other market.

     The issuance of Units is not subject to any preemptive rights, redemption rights or sinking fund and Units are not convertible into any other security of the Fund.

     The Portfolio's operating agreement contains substantially equivalent provisions.

OUTSTANDING SECURITIES AS OF NOVEMBER 8, 2000

            (1)                      (2)                                       (4)
                                                         (3)                 AMOUNT
                                                    AMOUNT HELD BY         OUTSTANDING
                                                      REGISTRANT       EXCLUSIVE OF AMOUNT
       TITLE OF CLASS         AMOUNT AUTHORIZED   OR FOR ITS ACCOUNT     SHOWN UNDER(3)
       --------------         -----------------   ------------------   -------------------
Units of Membership Interest      Unlimited               0                    220

LIABILITY OF MEMBERS

     You will not be liable for any obligations of the Fund in excess of your capital account balance, plus your share of undistributed profits. If, however, you receive a distribution from the Fund and after such distribution the liabilities of the Fund exceed the fair value of the Fund's assets (and you had knowledge of this fact at the time of the distribution) you may be required to return such distribution to the Fund. The Fund has no intention of making such a distribution. You will not have the right to a return of your capital contribution except in accordance with the distribution provisions of the Operating Agreement.

     The Portfolio's operating agreement contains substantially equivalent provisions.

DUTY OF CARE

     The Operating Agreement provides that the members of the Board of Managers shall not be personally liable to the Fund for the debts, obligations or liabilities of the Fund; obligated to cure any deficit in any capital account; required to return all or any portion of any capital contribution; or required to lend any funds to the Fund. The Operating Agreement also provides that no member of the Board of Managers, appropriate officer, member, investment adviser, distributor or selling agent of or for the Units of the Fund, or any of their respective affiliates, shareholders, partners, officers, directors, members, employees, agents and representatives shall have any liability, responsibility, or accountability in damages or otherwise to any member or the Fund for any action or inaction on the part of the Fund or otherwise in connection with the business or affairs of the Fund or any Portfolio Company. The Operating Agreement contains provision for the indemnification, to the extent permitted by law, of the Board of Managers, appropriate officers, members, investment advisers, distributor or selling agent and any of their respective affiliates, shareholders, partners, officers, directors, members, employees, agents and representatives by the Fund, but not by the members individually, against any liability and expense to which any of them may become liable which arises out of or in connection with the performance of their activities on behalf of the Fund. The rights of indemnification and exculpation provided under the Operating Agreement do not provide for indemnification against any liability to which the indemnified person would otherwise be subject to as a result of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Operating Agreement.

     The Portfolio's operating agreement contains substantially equivalent provisions.

AMENDMENT OF THE OPERATING AGREEMENT

     Subject to the requirements of the Investment Company Act, the Board of Managers may adopt amendments without a vote of the members provided such amendments do not impair the limited liability of the members, adversely affect the tax status of the Fund as a partnership or increase the amounts distributed to the investment adviser while decreasing the amounts distributed to other members.

     Amendments to the Operating Agreement may be proposed by any manager, the Fund's Adviser or by members owning in the aggregate, at least 10% of the outstanding Units. The person or persons proposing such amendments must submit to the Board of Managers (i) the text of the amendment, (ii) the purpose of the amendment, and in the case of proposals by members, (iii) an opinion of counsel reasonably acceptable to the Board of Managers that the proposed amendment is permitted by the Investment Company Act, the Delaware Limited Liability Company Act, applicable state and federal laws, and that the proposed amendment will not impair the limited liability of the members or adversely affect the classification of the Fund as a partnership for federal income tax purposes.

     To the extent required by the Investment Company Act, the Board of Managers shall submit all proposals validly presented to the Board of Managers to the members for a vote. Proposals approved by the Board of Managers will be adopted with the affirmative vote of a majority of the members, proposals which do not have the approval of the Board of Managers require the vote of more than 67% of the members for adoption.

     The Portfolio's operating agreement contains substantially equivalent provisions.

POWER OF ATTORNEY

     By purchasing an interest in the Fund, each member will appoint each member of the Board of Managers and appropriate officers of the Fund his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuation of the Fund as a limited liability company under Delaware law or signing instruments effecting authorized changes in the Fund or the Operating Agreement or conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

     The power-of-attorney is a special power-of-attorney coupled with an interest and as such is irrevocable and continues in effect until expressly withdrawn or the investor ceases to be a member subject to and in accordance with the Operating Agreement.

     The Portfolio's operating agreement contains substantially equivalent provisions.

TERM, DISSOLUTION AND LIQUIDATION

     The Fund will be dissolved:

     - on the final distribution of its assets as provided in the Operating Agreement;

     - upon election by the Board of Managers and subject, to the extent required by the Investment Company Act, to the consent of the members;

     - upon voluntary bankruptcy, liquidation or other dissolution of the Fund;

     - on the sale or other disposition at any one time of all or substantially all of the assets of the Fund; or

     - as required by operation of law.

     Upon the occurrence of any event of dissolution, the Fund's Adviser, or a liquidator appointed by the Board of Managers, will be charged with winding up the affairs of the Fund and liquidating its assets. Items of income, gain, loss, deduction and expense during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts, Allocations and Distributions."

     Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to members including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to members and (3) finally to members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Fund's Adviser or a liquidator determines that such a distribution would be in the interests of the members in facilitating an orderly liquidation.

     The Portfolio will be dissolved:

     - on the tenth anniversary of the Termination Date, provided that the Board of Managers may extend termination for up to two additional periods of up to two years each; provided further, that termination may be extended to any later date with the approval of members holding at least two-thirds of the total number of votes eligible to be cast;

     - upon election by the Board of Managers and subject, to the extent required by the Investment Company Act, to the consent of the members;

     - upon the voluntary bankruptcy, liquidation or other dissolution of the Portfolio;

     - on the sale or other disposition at any one time of all or substantially all of the assets of the Portfolio; or

     - as required by operation of law.

     Upon the occurrence of any event of dissolution, the Investment Adviser, or a liquidator appointed by the Board of Managers, will be charged with winding up the affairs of the Portfolio and liquidating its assets. Items of income, gain, loss, deduction and expense during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts, Allocations and Distributions."

     Upon the dissolution of the Portfolio, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Portfolio, other than debts to members including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to members and (3) finally to members and the Investment Adviser proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Investment Adviser or liquidator determines that such a distribution would be in the interests of the members in facilitating an orderly liquidation.

                              SELLING ARRANGEMENTS

DISTRIBUTOR

     Units are offered for sale by Charles Schwab & Co., Inc. (the "Distributor"), a registered broker-dealer and the Fund and the Portfolio's distributor. Charles Schwab & Co., Inc. is a member of the Securities Investor Protector Corporation and New York Stock Exchange. The Distributor is an indirect, wholly owned subsidiary of The Charles Schwab Corporation, the parent company of U.S. Trust Corporation and an affiliate of the Investment Adviser and Investment Sub-Adviser. The Distributor has entered into a Distribution Agreement with the Fund pursuant to which the Distributor has agreed to act as the principal distributor for the Units. This agreement is an agency agreement only and places the Distributor under no obligation to use its best efforts to sell the Units or otherwise solicit or promote transactions in such Units. The Distributor will not at any time purchase any Units for its own account and its sole function is to promote the sale of the Units. The Distributor is located at 101 Montgomery Street, San Francisco, California 94101.

     The Fund's Adviser or an affiliate will pay the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in this offering. Pursuant to the Distribution Agreement, the Distributor may enter into agreements with one or more financial intermediaries ("Selling Agents") relating to the purchase of Units through such Selling Agents acting as brokers or agents for their customers. To the extent that the Distributor introduces investors to the Fund, the Fund's Adviser or an affiliate will pay the Distributor an on-going fee for the sale of Units and the provision of ongoing investor services in an amount equal to the annual rate through the fifth anniversary of the final subscription closing date of 0.45% of the average quarterly net asset value of all outstanding Units held by investors introduced to the Fund by the Distributor and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Fund from this offering.

     The Fund has agreed to indemnify the Distributor and each Selling Agent who enters into a selling agent agreement against certain civil liabilities, including liabilities under the federal securities laws. However, such indemnification is subject to the provisions of Section 17(i) of the Investment Company Act which provides, in part, that no agreement shall contain a provision which protects or purports to protect any principal underwriter against any liability to the Fund or its security holders to which such principal underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such agreement.

                                 LEGAL MATTERS

     The validity of the Units offered hereby will be passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts.

                              INDEPENDENT AUDITORS

     The Statement of Assets and Liabilities of the Fund and the Portfolio included in this prospectus has been audited by Ernst & Young, LLP, independent certified public accountants, as stated in their report included herein, and is included herein in reliance upon such report given on their authority as experts in auditing and accounting. Ernst & Young, LLP is located at 787 Seventh Avenue, New York, New York 10019.

                             AVAILABLE INFORMATION

     The Fund and the Portfolio are required to file reports with the Securities and Exchange Commission. Information about the Fund and the Portfolio can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You may obtain a prospectus and statement of additional information relating to the Portfolio by contacting the Fund or the Portfolio at 212-852-3125.

     Investors should rely only on the information contained in this prospectus. Neither the Fund nor the Distributor has authorized any other person to provide investors with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the Distributor, nor any selling agent, is, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Investors should assume that the information appearing in this prospectus is accurate as of the date on the front cover of this prospectus only. The Fund's business, financial condition, results of operations and prospectus may have changed since that date.

                               REPORTS TO MEMBERS

     The Fund will furnish to its members annual reports containing audited financial statements and such other periodic reports as it may determine to furnish or as may be required by law. Neither the Fund nor the Portfolio intends to hold annual meetings of their Unitholders.

                              FINANCIAL STATEMENTS

     The following comprise the financial statements of the Fund:

     - Report of Independent Auditors;

     - Statement of Assets and Liabilities; and

     - Notes to Financial Statements.

     The following comprise the financial statements of the Portfolio:

     - Report of Independent Auditors

     - Statement of Assets and Liabilities; and

     - Notes to Financial Statements.

                         REPORT OF INDEPENDENT AUDITORS

To the Members and Board of Directors
Excelsior Venture Investors III, LLC

     We have audited the accompanying statement of assets and liabilities of Excelsior Venture Investors III, LLC (the "Fund") as of October 6, 2000. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Excelsior Venture Investors III, LLC at October 6, 2000, in conformity with accounting principles generally accepted in the United States.

                                          ERNST & YOUNG LLP

New York, New York
October 9, 2000

                      EXCELSIOR VENTURE INVESTORS III, LLC

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 6, 2000

ASSETS:
  Cash......................................................  $110,000
  Deferred offering costs...................................   297,800
                                                              --------
     TOTAL ASSETS...........................................   407,800
                                                              ========
LIABILITIES:
  Offering costs payable....................................   297,800
                                                              --------
     TOTAL LIABILITIES......................................   297,800
                                                              --------
NET ASSETS..................................................  $110,000
                                                              ========
MEMBERSHIP INTERESTS OUTSTANDING............................       220
                                                              ========
NET ASSET VALUE PER UNIT....................................  $    500
                                                              --------
NET ASSETS CONSISTED OF THE FOLLOWING AT OCTOBER 6, 2000:
  Paid-in capital...........................................  $110,000
                                                              --------
     NET ASSETS.............................................  $110,000
                                                              ========

     Notes to Financial Statements are an integral part of this Statement.

                      EXCELSIOR VENTURE INVESTORS III, LLC

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

     Excelsior Venture Investors III, LLC (the "Fund") is a non-diversified, closed-end management investment company which has registered under the Investment Company Act of 1940, as amended, and has registered its securities for sale under the Securities Act of 1933. The Fund was established as a Delaware limited liability company on June 1, 2000. The Fund is authorized to offer 400,000 of units of membership interests ("units") with no par value. The minimum subscription is $25,000. The Fund intends to achieve its investment objective of long-term capital appreciation by investing its assets in Excelsior Venture Partners III, LLC (the "Portfolio"), a separate, closed-end non-diversified investment company that has elected to be treated as a business development company, or "BDC," under the Investment Company Act.

     Certain costs incurred and to be incurred in connection with the organization and initial offering of shares of the Fund are estimated at $297,800 Each member's share of these costs will be deducted from his or her capital contribution on or shortly after the final subscription closing. The Fund has no operations to date, other than the sale to David Fann, President and Co-CEO of the Fund, Douglas Lindgren, Co-CEO and CIO of the Fund, and Alan Braverman, Executive Vice President of the Fund, of 74, 73, and 73 Units, respectively, on October 6, 2000.

NOTE 2 -- OFFERING COSTS

     The Fund estimates incurring offering expenses of $297,800, comprised of $165,000 for legal and consulting fees, $30,000 for printing, $30,000 for advertising and marketing, $52,800 in registration, and $20,000 in other offering costs.

NOTE 3 -- CONTINGENT LIABILITIES

     The Company has entered into an agreement with Charles Schwab & Co., Inc. ("Schwab" or the "Distributor") whereby Schwab will pay the organization expenses of the Fund if the Fund receives less than $75,000,000 in subscriptions from its initial public offering of units. In the event the Fund does receive subscriptions totaling $75,000,000 or more, the Fund will pay its own organization expenses, and each member's share of these costs will be deducted from his or her capital contribution on or shortly after the final subscription closing. The Fund estimates organization expenses to be $10,000 for legal fees.

NOTE 4 -- AGREEMENTS

     U.S. Trust Company serves as investment adviser to both the Fund (the "Fund's Adviser") and to the Portfolio (the "Investment Adviser"). The Fund's Adviser will be responsible for investing assets not invested in the Portfolio. In return for its services and expenses which the Fund's Adviser assumes under the Investment Advisory Agreement, the Fund will pay the Fund's Adviser, on a quarterly basis, an advisory fee at an annual rate equal to 0.1% of the Fund's net assets that are not represented by the Fund's investment in the Portfolio. Any Fund assets invested in the Portfolio will not be subject to an advisory fee paid by the Fund, however the Fund will be allocated its pro rata share of the management fee expense paid by the Portfolio. The Portfolio will pay the Investment Adviser, on a quarterly basis, a management fee at an annual rate equal to 2.00% of the Portfolio's average quarterly net assets through the fifth anniversary of the final subscription closing date and 1.00% of net assets thereafter. In addition to the management fee, the Investment Adviser is entitled to allocations and distributions equal to the Incentive Carried Interest. The Incentive Carried Interest is an amount equal to 20% of the Portfolio's cumulative realized capital gains on all direct investments determined net of cumulative realized and unrealized losses on all investments of any type and of cumulative net expenses of the Portfolio. The Incentive Carried Interest will be determined annually as of the end of each fiscal year. U.S. Trust Company is a Connecticut state bank and trust company and is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of Schwab.

                      EXCELSIOR VENTURE INVESTORS III, LLC

     Pursuant to an Administration, Accounting and Investor Services agreement, the Fund retains PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of PNC Financial Services Group Inc. f/k/a PNC Bank Corp., as Administrator, Accounting and Investor Servicing Agent. In addition, PFPC serves as transfer agent and PFPC Trust Company serves as the Fund's custodian.

     The Fund's Adviser or an affiliate will pay the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received from this offering. Pursuant to the Distribution Agreement, the Distributor may enter into agreements with one or more financial intermediaries ("Selling Agents") relating to the purchase of units through such Selling Agents acting as brokers or agents for their customers. The Fund's Adviser or an affiliate will pay the Distributor an on-going fee for the sale of units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all outstanding units held by investors introduced to the Fund by the Distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Company from this offering.

                         REPORT OF INDEPENDENT AUDITORS

To the Members and Board of Directors
Excelsior Venture Partners III, LLC

     We have audited the accompanying statement of assets and liabilities of Excelsior Venture Partners III, LLC (the "Fund") as of July 28, 2000. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Excelsior Venture Partners III, LLC at July 28, 2000, in conformity with accounting principles generally accepted in the United States.

                                          ERNST & YOUNG, LLP

New York, New York
July 31, 2000

                      EXCELSIOR VENTURE PARTNERS III, LLC

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JULY 28, 2000

ASSETS:
  Cash......................................................  $      500
  Deferred offering costs...................................   1,356,200
                                                              ----------
     TOTAL ASSETS...........................................   1,356,700
                                                              ==========
LIABILITIES:
  Offering costs payable....................................   1,356,200
                                                              ----------
     TOTAL LIABILITIES......................................   1,356,200
                                                              ----------
NET ASSETS..................................................  $      500
                                                              ==========
MEMBERSHIP INTERESTS OUTSTANDING............................           1
                                                              ==========
NET ASSET VALUE PER UNIT....................................  $      500
                                                              ----------
NET ASSETS CONSISTED OF THE FOLLOWING AT JULY 28, 2000:
  Paid-in capital...........................................  $      500
                                                              ----------
     NET ASSETS.............................................  $      500
                                                              ==========

     Notes to Financial Statements are an integral part of this Statement.

                      EXCELSIOR VENTURE PARTNERS III, LLC

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

     Excelsior Venture Partners III, LLC (the "Company") is a non-diversified, closed-end management investment company which has elected to be treated as a business development company under the Investment Company Act, and which has registered its securities for sale under the Securities Act of 1933. The Company was established as a Delaware limited liability company on February 18, 2000 and maintains a fiscal year end of October 31. The Company is authorized to offer an unlimited number of units of membership interests ("units") with no par value. The minimum subscription is $100,000.

     Certain costs incurred and to be incurred in connection with the initial offering of shares of the Company are estimated at $1,356,200. Each member's share of these costs will be deducted from his or her capital contribution on or shortly after the final subscription closing. The Company has no operations to date, other than the sale to David Fann, President and Co-CEO of the Company, of one unit on July 7, 2000.

NOTE 2 -- OFFERING COSTS

     The Company estimates incurring offering expenses of $1,356,200, comprised of $1,025,000 for legal and consulting, $30,000 for printing, $50,000 for advertising and marketing, $231,200 in registration, and $20,000 in other offering costs.

NOTE 3 -- CONTINGENT LIABILITIES

     The Company has entered into an agreement with Charles Schwab & Co., Inc. ("Schwab" or the "Distributor") whereby Schwab will pay the organization expenses of the Company if the Company receives less than $300,000,000 in subscriptions from its initial public offering of units. In the event the Company does receive subscriptions totaling $300,000,000 or more, the Company will pay its own organization expenses, and each member's share of these costs will be deducted from his or her initial capital contribution on or shortly after the final subscription closing. The Company estimates organization expenses to be $50,000, comprised of $10,000 for audit fees and $40,000 for legal and consulting fees.

NOTE 4 -- AGREEMENTS

     In return for its services and expenses which the Investment Adviser assumes under the Investment Advisory Agreement, the Company will pay the Investment Adviser, on a quarterly basis, a management fee at an annual rate equal to 2.00% of the Company's average quarterly net assets through the fifth anniversary of the final closing date and 1.00% of net assets thereafter. In addition to the management fee, the Investment Adviser is entitled to allocations and distributions equal to the Incentive Carried Interest. The Incentive Carried Interest is an amount equal to 20% of the Company's cumulative realized capital gains on all direct investments determined net of cumulative realized and unrealized losses on all investments of any type and of cumulative net expenses of the Company. The Incentive Carried Interest will be determined annually as of the end of each calendar year.

     Pursuant to an Administrative, Accounting and Investor Services Agreement, the Company retains PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of PNC Financial Services Group Inc. f/k/a PNC Bank Corp. as Administrator. In addition, PFPC Trust Company serves as the Fund's custodian, and PFPC serves as transfer agent.

     The Investment Adviser or an affiliate will pay the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in this offering. Pursuant to the Distribution Agreement, the Distributor may enter into agreements with one or more financial intermediaries ("Selling Agents") relating to the purchase of units through such Selling Agents acting as brokers or agents for their customers. The Investment Adviser or an affiliate will pay the Distributor an on-going fee for the sale of units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly

                      EXCELSIOR VENTURE PARTNERS III, LLC
net asset value of all outstanding units held by investors introduced to the Company by the Distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Company from this offering.

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
Investment Restrictions.....................................  B-2

                                                                      APPENDIX A

                RESIDENTS OF THE FOLLOWING STATES MUST MEET THE
                    SUITABILITY STANDARDS AS SET FORTH BELOW

ARIZONA

     Arizona residents must represent in writing that their investment in Units of the Fund does not represent more than ten percent of their net worth less the value of their investments in limited partnership interests and must have one of the following: (a) an annual gross income of at least $75,000 and a net worth of at least $75,000 exclusive of home, car and home furnishings; (b) a net worth of at least $225,000 exclusive of home, car and home furnishings; or (c) in the case of sales to qualified pension or profit sharing plans or trusts, Keogh plans or individual retirement accounts, that the net worth and income requirements set forth in items (a) or (b) of this paragraph are met by the fiduciary account or by the donor who directly or indirectly supplies the monies for the purchase of the securities.

MINNESOTA

     To invest in Units of the Fund, Minnesota residents must qualify as an accredited investor as that term is defined pursuant to Rule 501 of the Securities Act of 1933, as amended.

NEBRASKA

     To invest in Units of the Fund, Nebraska residents must meet one of the following: (a) individual annual taxable income of at least $200,000 in each of the two most recent years or joint income with spouse in excess of $300,000 in each of the two most recent years and a reasonable expectation of reaching the same income level in the current year; or (b) individual or joint net worth with spouse of at least $1,000,000.

NEW HAMPSHIRE

     To invest in Units of the Fund, New Hampshire residents must meet one of the following: (a) annual taxable income of at least $50,000 and a net worth exclusive of home, car and home furnishings of at least $125,000; or (b) a net worth exclusive of home, car and home furnishings of at least $250,000.

OKLAHOMA

     To invest in Units of the Fund, Oklahoma residents must qualify as an accredited investor as that term is defined pursuant to Rule 501 of the Securities Act of 1933, as amended.

TEXAS

     To invest in Units of the Fund, Texas residents must qualify as an accredited investor as that term is defined pursuant to Rule 501 of the Securities Act of 1933, as amended.

WEST VIRGINIA

     To invest in Units of the Fund, West Virginia residents must meet one of the following: (a) individual annual taxable income of at least $200,000 in each of the two most recent years or joint income with spouse in excess of $300,000 in each of the two most recent years and a reasonable expectation of reaching the same income level in the current year; or (b) individual or joint net worth with spouse of at least $1,000,000.

                                                                      APPENDIX B

                 LIMITED LIABILITY COMPANY OPERATING AGREEMENT
                                       OF
                      EXCELSIOR VENTURE INVESTORS III, LLC

     This LIMITED LIABILITY COMPANY OPERATING AGREEMENT (the "Agreement") of Excelsior Venture Investors III, LLC, a Delaware limited liability company (the
"Company"), is made as of the      day of           , 2000, by and among the
initial member and the other parties who shall hereafter be admitted as members and whose names and addresses are listed from time to time as members on Schedule A hereto as members (each, a "Member" and collectively, the "Members") and has been executed for the purpose of providing for the operation of the Company pursuant to the provisions of the Delaware Limited Liability Company Act.

     Accordingly, in consideration of the mutual covenants contained herein, the Members agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     As used herein, the following terms shall have the following meanings and all such terms which relate to accounting matters shall be interpreted in accordance with generally accepted accounting principles in effect from time to time except as otherwise specifically provided herein:

     "Act" means the Delaware Limited Liability Company Act, as at any time now existing or in the future.

     "Adjusted Capital Account Deficit" shall mean, with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant Fiscal Period, after giving effect to the following adjustments:

          (i) Credit to such Capital Account any amounts which such Member is obligated to restore or is deemed to be obligated to restore pursuant to Treasury Regulations under Section 704 of the Code; and

          (ii) Debit to such Capital Account the items described in Treasury Regulations Sections 1.704-l(b)(2)(ii)(d)(4), (5) and (6).

     The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations Section 1.704-l(b)(2)(ii)(d) and shall be interpreted consistently therewith.

     "Affiliate" shall mean an affiliated person, as that term is defined in the Investment Company Act, of an Investment Adviser or any officer, director, employee or member of an investment committee of such affiliated person.

     "Agreement" means this Limited Liability Company Operating Agreement as originally executed and as amended, modified, supplemented or restated from time to time.

     "Applicable Rate" shall mean a rate per annum equal, at the time of determination, to the sum of (i) the highest "prime rate" then published in the "Money Rates" section of The Wall Street Journal or in such successor publication as shall be acceptable to the Board of Managers and (ii) two percent (2%).

     "Appropriate Officer" means an officer of the Company appointed in accordance with Section 4.7(d), who has not resigned, been removed or become incapacitated.

     "Attribution Rules" shall have the meaning specified in Section 3.21.

     "Board of Managers" shall mean those natural persons who at any given time are serving as Managers of the Company in accordance with this Agreement.

     "Capital Accounts" shall have the meaning specified in Section 7.2.

     "Capital Commitment" shall mean, for any Member, the amount set forth opposite his, her or its name on Schedule A hereto, as amended from time to time
(i) to take account of Capital Contributions made by Members and (ii) as otherwise provided in this Agreement.

     "Capital Contribution" shall mean with respect to any Member, the amount contributed by such Member to the capital of the Company pursuant to this Agreement.

     "Capital Investment" shall mean, with respect to any Member, the Capital Contribution of such Member net of the return to such Member by the Company of any portion thereof.

     "Closing" shall have the meaning specified in Section 7.1(a).

     "Closing Date" shall have the meaning specified in Section 7.1(a).

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provision of succeeding law).

     "Communications Act" shall mean the Communications Act of 1934, as amended.

     "Company" means Excelsior Venture Investors III, LLC, a Delaware limited liability company.

     "Company Expenses" means any expenses incurred by the Company during a Fiscal Period including, but not limited to: fees and expenses of the Board of Managers; fees and expenses of the Investment Adviser; expenses of registering the Units for sale under federal and state securities laws and other expenses in connection with the offering of the Units; interest; taxes; fees and expenses of the Company's legal counsel and independent accountants; fees and expenses of the Company's administrator, transfer agent and custodian; expenses of printing and mailing Unit certificates (if any), reports to Members, notices to Members, proxy statements; reports to regulatory bodies; brokerage and other expenses in connection with the execution, recording and settlement of portfolio security transactions; expenses in connection with the acquisition or disposition of portfolio securities or the registration of privately issued portfolio securities; costs of third party evaluations or appraisals of the Company (or its assets) or its investments; expenses of membership in investment company and other trade associations; expenses of fidelity bonding and other insurance premiums; expenses of Members' meetings; fees payable to the National Association of Securities Dealers, Inc. (the "NASD"), if any, in connection with the offering of its Units; indemnification costs and expenses; fees and expenses of counsel to the members of the Board of Managers that are not interested persons of the Company (within the meaning of the Investment Company Act); and all of the Company's other business and operating expenses.

     "Disinterested Manager" shall mean any member of the Board of Managers that is not an "interested person" of the Company as such term is defined in the Investment Company Act, as the same may be amended from time to time.

     "FCC" shall have the meaning specified in Section 3.21.

     "Final Subscription Closing Date" shall mean the date of the final closing of the offering of the Company's Units not later than December 31, 2000 or such later date, not later than May 11, 2000, as determined by the Board of Managers.

     "Fiscal Period" means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

          (i) December 31 of such period; and

          (ii) any other day as determined in the sole and absolute discretion of the Board of Managers.

     "Fiscal Year" means the period commencing on February 18, 2000 and ending on the first October 31st following the Closing Date (or such earlier October 31st as the Appropriate Officers may determine), and thereafter each period commencing on November 1st of each year and ending on October 31st of each year (or on the date of a final distribution pursuant to Section 13.2), unless the Board of Managers shall designate another fiscal year for the Company.

     "40 Act Majority of Members" means the lesser of (a) the holders of 67% or more of the outstanding Units present at a meeting of Members at which the holders of more than 50% of the outstanding Units are present in person or by proxy or (b) more than 50% of the outstanding Units.

     "Government Security" shall have the meaning specified in Section 2(a)(16) of the Investment Company Act of 1940, as amended, and with a remaining maturity of one year or less.

     "Indemnified Liabilities" shall have the meaning specified in Section 11.2(a).

     "Indemnified Person" shall have the meaning specified in Section 11.2(a).

     "Incapacity" shall mean as to any Person, the entry of an order for relief in a bankruptcy proceeding ("bankruptcy"), entry of an order of incompetence or insanity or the death, dissolution or termination (other than by merger or consolidation), as the case may be, of such Person.

     "Interest" shall mean a Member's rights and interest in the Company.

     "Interested Manager" shall mean any member of the Board of Managers that is an "interested person" of the Company as such term is defined in the Investment Company Act, as the same may be amended from time to time.

     "Investment Adviser" means any Person who is party to an Investment Advisory Agreement with the Company.

     "Investment Advisory Agreement" means any agreement between or among the Company and any Person or Persons that provides for the provision of investment advisory services by such Person to the Company and the payment therefor as in effect from time to time.

     "Investment Company Act" shall mean the Investment Company Act of 1940, as amended.

     "Investment Proceeds" shall have the meaning specified in Section 8.2.

     "Majority in Interest of the Members" means Members who in the aggregate own more than 50% of the outstanding Units.

     "Manager" shall mean a member of the Board of Managers of the Company. Each Manager shall be a manager within the meaning of the Act, afforded the limitation of liability accorded to managers thereunder.

     "Media or Common Carrier Company" shall have the meaning specified in
Section 3.21.

     "Member" means any Person admitted to the Company as a member of the Company pursuant to the provisions of this Agreement and named as a member of the Company in the books and records of the Company, including any Person admitted as a Substituted Member, in such Person's capacity as a member of the Company. "Members" means two or more Persons acting in their capacity as members of the Company.

     "Net Loss" shall mean the net loss of the Company with respect to a Fiscal Period, as determined for federal income tax purposes, provided that such loss shall be decreased by the amount of all income during such period that is exempt from federal income tax and increased by the amount of all expenditures made by the Company during such period that are not deductible for federal income tax purposes and that do not constitute capital expenditures.

     "Net Profit" shall mean the net income of the Company with respect to a Fiscal Period, as determined for federal income tax purposes, provided that such income shall be increased by the amount of all income during such period that is exempt from federal income tax and decreased by the amount of all expenditures made by the Company during such period that are not deductible for federal income tax purposes and that do not constitute capital expenditures.

     "Nonrecourse Deductions" shall have the meaning set forth in Treasury Regulations Section 1.704-2(b)(1).

     "Nonrecourse Liability" shall have the meaning set forth in Treasury Regulations Section 1.752-l(a)(2).

     "Ownership Rules" shall have the meaning specified in Section 3.21.

     "Partner Nonrecourse Debt" shall have the meaning set forth in Treasury Regulations Section 1.704-2(b)(4).

     "Partner Nonrecourse Debt Minimum Gain" shall have the meaning set forth in Treasury Regulations Section 1.704-2(i)(2).

     "Partner Nonrecourse Deductions" shall have the meaning set forth in Treasury Regulations Section 1.704-2(i).

     "Partnership Minimum Gain" shall have the meaning set forth in Treasury Regulations Section 1.704-2(b)(2).

     "Pass-Through Member" shall have the meaning set forth in Section 10.5.

     "Permitted Transfer" shall have the meaning specified in Section 9.2(a).

     "Person" means any natural person, individual, corporation, partnership, trust, estate, limited liability company, custodian, unincorporated organization or association or any other entity.

     "Portfolio" means Excelsior Venture Partners III, LLC.

     "Prospectus" shall mean the prospectus of the Company as included in the most recent effective registration statement of the Company under the Securities Act of 1933, as amended, and the Investment Company Act as such prospectus may be amended, supplemented or modified from time to time.

     "Regulatory Allocations" shall have the meaning set forth in Section
7.3(c).

     "Short-Term Investments" means liquid investments in interest-bearing bank accounts, money market mutual funds, U.S. treasury securities and/or certificates of deposit, commercial paper and other short-term securities.

     "Subscription Agreement" means a contract for the purchase of Units.

     "Substituted Member" means any Person admitted to the Company as a Member pursuant to the provisions of Section 9.5 and shown as a Member in the books and records of the Company.

     "Supermajority of Members" means Members who in the aggregate own more than 67% of the outstanding Units.

     "Tax Matters Member" shall have the meaning set forth in Section 10.5.

     "Transfer" shall have the meaning specified in Section 9.2(a).

     "Treasury Regulations" shall mean the income tax regulations, including temporary regulations, promulgated under the Code, as the same may be amended hereafter from time to time (including corresponding provisions of succeeding income tax regulations).

     "Units" means the unlimited number of common equity interests of the Company and are the increment by which Interests of Members are measured; and include fractions of Units as well as whole Units. Units may be subdivided into such number of equal, indivisible shares as the Appropriate Officers may determine.

                                   ARTICLE II

                               GENERAL PROVISIONS

     2.1 Formation. Excelsior Venture Partners Fund III, LLC was formed as a limited liability company under the laws of the State of Delaware by the filing of the Certificate of Formation on the 1st day of June, 2000 pursuant to the Act. The Company filed an Amended Certificate on the 30th day of August, 2000 changing the name of the Company to Excelsior Venture Investors III, LLC. Except as expressly provided herein to the contrary, the rights and obligations of the Members and the administration and termination of the Company shall be governed by the Act.

     2.2 Name. The name of the Company is "Excelsior Venture Investors III, LLC." The name of the Company may be changed from time to time by the Board of Managers.

     2.3 Purpose. The Company has been formed initially, primarily for the purpose of acting as a vehicle for collective investment, and may engage in any legal activity whatsoever, without limitation.

     2.4 Principal Place of Business. The Company shall maintain its office and principal place of business at, and its business shall be conducted from, 114 West 47th Street, New York, New York 10036, or such place or places inside or outside the United States as the Board of Managers may determine.

     2.5 Registered Office and Registered Agent. The address of the Company's registered office and registered agent for service of process in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The address of the Company's registered office and registered agent for service of process in the State of Delaware of the Company may be changed from time to time by the Board of Managers.

     2.6 Term. The Company will terminate and dissolve as set forth herein on the final distribution of its assets as provided in Article XIII, or the dissolution prior thereto pursuant to the provisions hereof.

     2.7 Title to Company Property. All property owned by the Company, whether real or personal, tangible or intangible, shall be owned by the Company as an entity, and no Member or Manager, individually, shall have title to or any interest in such property.

     2.8 No State Law Partnership. The Members intend that the Company not be a partnership (including a limited partnership) or joint venture and that no Member or Manager be a partner or joint venturer of any other Member or Manager for any purposes other than applicable tax laws. This Agreement may not be construed to suggest otherwise. Notwithstanding the foregoing, the Members intend that the Company shall be treated as a partnership for tax purposes.

     2.9 No Liability of Members. All debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member or Manager shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member or Manager.

                                  ARTICLE III

                    MEMBERS; CAPITAL STRUCTURE; AND MEETINGS

     3.1 Members. The name, address and Capital Commitment of each initial Member is as set forth on Schedule A hereto. From time to time, the books and records of the Company shall, and Schedule A hereto shall, be amended to reflect the name, address and Capital Commitment of each Member (including, as permitted by this Agreement, adding the name, address and Capital Contribution of each additional Member who is admitted or becomes a Substituted Member pursuant to the transfer of Interests and deleting the name, address and Capital Commitment of Persons ceasing to be Members). The Members shall have the management and voting rights set forth in this Agreement and provided under the Act and the Investment Company Act and shall have all rights to any allocations and to any distributions as may be authorized and set forth under this Agreement and under the Act.

     3.2 Capital Structure.

     (a) Subject to the terms of this Agreement, the Company is authorized to issue common equity interests in the Company designated as "Units," which shall constitute an unlimited number of limited liability company interests under the Act. Other than as set forth in this Agreement, each Unit shall be identical in all respects with each other Unit. Units may be subdivided into such number of equal, indivisible shares as the Appropriate Officers may determine. The relative rights, powers, preferences, duties, liabilities and obligations of Members shall be as set forth herein.

     (b) The Company is authorized to issue Units to any Person at such prices per Unit as may be determined by the Board of Managers or a duly authorized committee thereof and in exchange for either capital contributions or the provision of property, services or otherwise, as may be determined by the Board of Managers. The number of Units issued to Members shall be listed in the membership records of the Company, which shall be amended from time to time by the Company as required to reflect issuances of Units to new Members, changes in the number of Units held by Members and to reflect the addition or cessation of Members. The number of Units held by each Member shall not be affected by any
(i) issuance by the Company of Units to other Members or (ii) change in the Capital Account of such Member (other than such changes to reflect additional Capital Contributions from such Member in exchange for new Units). Subject to the requirements of the Investment Company Act, the Company is authorized to issue options or warrants to purchase Units, restricted Units, Unit appreciation rights, phantom Units and other securities convertible, exchangeable or exercisable for Units, on such terms as may be determined by the Board of Managers or a duly authorized committee thereof.

     (c) In the sole discretion of the Board of Managers, the issued and outstanding Units may be represented by certificates. In addition to any other legend required with respect to a particular class, group or series of Units, each such certificate shall bear the following legend:

        THE UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHOUT COMPLYING WITH THE PROVISIONS OF THE LIMITED LIABILITY COMPANY OPERATING AGREEMENT BY AND AMONG THE MEMBERS OF EXCELSIOR VENTURE INVESTORS III, LLC (THE "COMPANY"), AS IT MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE WITH THE COMPANY. IN ADDITION TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SUCH AGREEMENT, NO TRANSFER OF THE INTERESTS REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER (THE "1933 ACT"), AND ALL APPLICABLE STATE SECURITIES LAWS OR ALL APPLICABLE NON-U.S. SECURITIES LAWS OR (B) IF SUCH TRANSFER IS PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND PURSUANT TO SUCH EXEMPTION UNDER APPLICABLE STATE OR NON-U.S. SECURITIES LAWS, THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE AFORESAID AGREEMENT.

     3.3 Changes to Capital Structure. Additional Persons may be admitted as Members, and additional Units or other equity interests may be created and issued from time to time; the terms of admission or issuance may provide for the creation of different classes, groups or series of membership interests having different rights, powers and duties, which rights, powers and duties may be senior, pari passu or junior to the rights, powers and duties of the Units, as determined by the Board of Managers. Any creation of any new class, group or series of units or other equity interests shall be reflected in a supplemental exhibit to this Agreement indicating such rights, powers and duties.

     3.4 No Management Responsibility. No Member, in such capacity, shall participate in the management or control of the business of or transact any business for the Company, but may exercise the voting rights and powers of a Member set forth in this Agreement. All management responsibility is vested in the Board of

Managers. The Members hereby consent to the taking of any action by the Board of Managers, Appropriate Officers and Investment Adviser contemplated under this Agreement or otherwise permitted under the Act.

     3.5 No Authority to Act. No Member, in such capacity, shall have the power to represent, act for, sign for, or bind the Company. All authority to act on behalf of the Company is vested in the Board of Managers, Appropriate Officers and the Investment Adviser. The Members consent to the exercise by the Board of Managers, Appropriate Officers and the Investment Adviser of the powers conferred on them under this Agreement or otherwise permitted under the Act.

     3.6 No Preemptive Rights. Holders of Units will have no preemptive rights with respect to the issuance of any membership or other equity interest in the Company or any other securities of the Company convertible into, or carrying rights or options to purchase any such membership or other equity interest.

     3.7 Redemption or Repurchase Rights. Except as otherwise provided in this Agreement, the Company shall not redeem or repurchase any Member's Units and no Member shall have the right to withdraw from the Company or to receive any return of any Capital Commitment.

     3.8 Member Meetings. Unless required by the Act or other applicable law, the Company is not required to hold annual or other regular meetings of Members. Special meetings of the Members may be called to consider any matter requiring the consent of all or any of the Members pursuant to this Agreement and as otherwise determined by the Board of Managers. Special meetings of the Members may be called by the Board of Managers or by Members who are the holders of not less than 66 2/3% of the outstanding Units.

     3.9 Place of Meetings. The Board of Managers may designate any place, either within or outside of the State of Delaware, as the place of meeting for any annual meeting or for any special meeting called by the Managers. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal executive offices of the Company. Members may participate in a meeting in person, by proxy or by means of a conference telephone or similar communications equipment by which all persons participating in the meeting can hear and speak to each other at the same time, and any such participation in a meeting shall constitute presence in person of such Member at such meeting.

     3.10 Notice of Members' Meetings.

     (a) Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose for which the meeting is called shall be delivered not less than ten days nor more than ninety days before the date of the meeting, either personally, by facsimile, electronic mail or by postal mail, by or at the direction of the Board of Managers or Members calling the meeting to each Member of record entitled to vote at such meeting.

     (b) Notice to Members, if mailed by post, shall be deemed delivered as to any Member when deposited in the United States mail, addressed to the Member, with postage prepaid, but, if two successive letters mailed to the last-known address of any Member are returned as undeliverable, no further notices to such Member shall be necessary until another address for such Member is made known to the Company. Notice to Members, if by facsimile or by electronic mail, shall be deemed delivered upon receipt of a confirmation of transmission.

     (c) At an adjourned meeting, the Company may transact any business which might have been transacted at the original meeting without additional notice.

     3.11 Waiver of Notice.

     (a) When any notice is required to be given to any Member of the Company under the provisions of this Agreement, a waiver thereof in writing signed by the Person entitled to such notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of such notice.

     (b) By attending a meeting, a Member:

          (i) Waives objection to lack of notice or defective notice of such meeting unless the Member, at the beginning of the meeting, objects to the holding of the meeting or the transacting of business at the meeting; and

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

          (ii) Waives objection to consideration at such meeting of a particular matter not within the purpose or purposes described in the meeting notice unless the Member objects to considering the matter when it is presented.

     3.12 Record Dates. For the purpose of determining the Members who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any distribution, or for the purpose of any other action, the Managers may fix a date and time not more than ninety (90) days prior to the date of any meeting of Members or other action as the date and time of record for the determination of Members entitled to vote at such meeting or any adjournment thereof or to be treated as Members of record for purposes of such other action, and any Member who was a Member at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a Member of record for purposes of such other action, even though he has since that date and time disposed of his Units, and no Member becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Member of record for purposes of such other action.

     3.13 Voting Record. The Person having charge of the membership records of the Company shall make, at least two days before such meeting of Members, a complete record of the Members entitled to vote at each meeting of Members or any adjournment thereof, with the address of each. The record, for a period of two days prior to such meeting, shall be kept on file at the principal executive offices of the Company, and shall be subject to inspection by any Member for any proper purpose germane to the meeting at any time during usual business hours; provided, however, that such Member shall have made a demand to view such records not less than 5 business days after receipt of notice of such meeting, properly delivered to the Company and setting forth in reasonable detail the purpose for which such Member desires to view such information. The original membership records shall be the prima facie evidence as to who are the Members entitled to examine the record or transfer books or to vote at any meeting of Members.

     3.14 Voting; Quorum of Members; Vote Required. Except as otherwise set forth herein, each Member shall be entitled to one vote per Unit and a proportionate fractional vote for each fractional Unit upon all matters upon which Members have the right to vote based upon the Units of the Company as set forth in the membership records of the Company as of the applicable record date. The presence, in person or by proxy, of Members owning more than 50% of the Units at the applicable record date for the action to be taken constitutes a quorum for the transaction of business. If a quorum is present, the affirmative vote, in person or by proxy, of the owners of more than 50% of the Units then outstanding and represented in person or by proxy at the meeting and entitled to vote on the subject matter shall be the act of the Members, unless the vote of a greater proportion or number or voting by classes is required by the Act, the Investment Company Act or this Agreement. If a quorum is not represented at any meeting of the Members, such meeting may be adjourned by an Appropriate Officer.

     The Members shall have the following voting rights:

          (a) to the extent required by the Investment Company Act or as otherwise provided for herein, the right to elect Managers by the affirmative vote of a plurality of votes cast;

          (b) as provided herein, the right to remove Managers for cause by the affirmative vote of a Supermajority of Members at a meeting of Members duly called for such purpose;

          (c) whenever the Company as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio, the Company shall call a meeting of the Members for the purpose of voting on such matters, and the Company shall vote for or against such matters proportionately to the instructions to vote for or against such matters received from the Members, with Units for which the Company receives no voting instructions voted in the same proportion as the Units for which the Company receives voting instructions;

          (d) to the extent required by the Investment Company Act, the right to approve any proposed investment advisory agreement or to disapprove and terminate any such existing agreement by the affirmative vote of a 40 Act Majority of Members; provided, however, in the case of approval that such agreement is also approved by a majority of Managers who are not parties to such contract or "interested persons" of any such party as such term is defined in the Investment Company Act, as the same may be amended from time to time;

          (e) to the extent required by the Investment Company Act, the right to ratify the appointment of the independent accountants of the Company by the affirmative vote of more than 50% of the Units then outstanding and represented in person or by proxy at the meeting and entitled to vote; provided, however, that such appointment is approved by a majority of the Disinterested Managers;

          (f) to the extent required by the Investment Company Act, the right to terminate the Company's independent accountants by the affirmative vote of a 40 Act Majority of Members;

          (g) to the extent required by the Investment Company Act, the right to consent to the dissolution of the Company pursuant to Section 13.1 by the affirmative vote of a 40 Act Majority of Members;

          (h) to the extent required by Section 13.2, the selection of a liquidator by the affirmative vote of a Majority in Interest of the Members;

          (i) to the extent required by Section 14.1 or 14.3, the right to approve certain amendments to this Agreement by the affirmative vote of a Majority in Interest of the Members; and

          (j) so long as the Company is subject to the provisions of the Investment Company Act, the right to approve any other matters that the Investment Company Act requires to be approved by the Members by the affirmative vote of Members as specified in the Investment Company Act.

     3.15 No Consent Required. Notwithstanding the foregoing, no vote, approvals, or other consent shall be required of the Members to amend this Agreement in any of the following respects: (i) to reflect any change in the amount or character of the Capital Contribution of any Member; (ii) to admit an additional Member or a Substituted Member or withdraw a Member in accordance with the terms of this Agreement; (iii) to correct any false or erroneous statement, or to make a change in any statement in order that such statement shall accurately represent the agreement among the Members in this Agreement;
(iv) to reflect any change that is necessary to qualify the Company as a limited liability company under the laws of any state or that is necessary or advisable in the opinion of the Board of Managers to assure that the Company will not be treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes; (v) to reflect any change in the name or principal place of business of the Company; (vi) to make any other change or amendment that does not require the vote, approval or consent of Members under the Investment Company Act, the Act or expressly hereunder, provided that such change or Amendment has been approved by a majority of the Board of Managers and a majority of the Disinterested Managers.

     3.16 Limitations on Requirements for Consents. Notwithstanding any other provisions of this Agreement, but subject to the requirements of the Investment Company Act, in the event that counsel for the Company or counsel designated by Members holding not less than 10% of the Units owned by all Members shall have delivered to the Company an opinion to the effect that either the existence of a particular consent right or particular consent rights, or the exercise thereof, will violate the provisions of the Act or the laws of the other jurisdictions in which the Company is then formed or qualified, will adversely affect the limited liability of the Members, or will adversely affect the classification of the Company as a partnership for federal or state income tax purposes, then notwithstanding the other provisions of this agreement, the Members shall no longer have such right, or shall not be entitled to exercise such right in the instant case, as the case may be.

     3.17 Informal Action by Members. Any action that may be taken by Members at a meeting of Members may be taken without a meeting without prior notice and without a vote if consent in writing setting forth the action to be taken is signed by the Members holding not less than the minimum percentage of Units that would be necessary to authorize or take such action at a meeting at which all the Members were present and voted, with prompt written notice thereof delivered to all Members. Written consent by the Members has the same force and effect as a vote of such Members held at a duly held meeting of the Members and may be stated as such in any document.

     3.18 Voting by Ballot. Voting on any question or in any election may be by voice vote unless the presiding officer shall order or any Member shall demand that voting be by ballot.

     3.19 No Cumulative Voting. No Members shall be entitled to cumulative voting in any circumstance.

     3.20 Representations and Warranties of Members; Indemnification.

     (a) Each Member hereby represents and warrants to the Company and each other Member as follows:

          (i) In each case to the extent applicable, such Member is duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. All requisite actions necessary for the due authorization, execution, delivery and performance of this Agreement by such Member have been duly taken.

          (ii) Such Member has duly executed and delivered this Agreement. This Agreement constitutes a valid and binding obligation of such Member enforceable against such Member in accordance with its terms (except as may be limited by bankruptcy, insolvency, or similar laws of general application and by the effect of general principles of equity, regardless of whether considered at law or in equity).

          (iii) Such Member's authorization, execution, delivery and performance of this Agreement does not and will not (i) conflict with, or result in a breach, default or violation of (A) to the extent applicable, the certificate or articles of incorporation, by-laws or other organizational documents of such Member, (B) any material contract or agreement to which that Member is a party or is otherwise subject, or (C) any law, order, judgment, decree, writ, injunction or arbitration award to which that Member is subject; or (ii) require any consent, approval, or authorization from filing, or registration with or notice to, any governmental authority or other Person, other than those that have already been obtained.

          (iv) Such Member is familiar with the proposed business, financial condition, properties, operations and prospects of the Company, and has asked such questions and conducted such due diligence concerning such matters and concerning its acquisition of any membership interests as it has desired to ask and conduct, and all such questions have been answered to its full satisfaction. Such Member has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company. Such Member understands that owning membership interests involves various risks, including the restrictions on transferability set forth in this Agreement, lack of any public market for such membership interests, the risk of owning its membership interests for an indefinite period of time and the risk of losing its entire investment in the Company. Such Member is able to bear the economic risk of such investment; is acquiring its membership interests for investment and solely for its own beneficial account and not with a view to or any present intention of directly or indirectly selling, transferring, offering to sell or transfer, participating in any distribution or otherwise disposing of all or a portion of its membership interests.

     (b) Each Member hereby indemnifies the Company from and against and agrees to hold the Company free and harmless from any and all claims, losses, damages, liabilities, judgments, fines, settlements, compromises, awards, costs, expenses or other amounts (including without limitation any attorney fees, expert witness fees or related costs) arising out of or otherwise related to a breach of any of the representations and warranties of such Member as set forth in this Section 3.20.

     (c) such Member shall not transfer, sell, or offer to sell such Member's Units without compliance with the conditions and provisions of this Agreement;

     (d) if such Member assigns all or any part of such Member's Units, then until such time as one or more assignees thereof are admitted to the Company as a Substituted Member with respect to the entire Interest so assigned, the matters to which any holder thereof would covenant and agree if such holder were to execute this Agreement as a Member shall be and remain true;

     (e) such Member shall notify the Managers immediately if any representations or warranties made herein or in any Subscription Agreement should be or become untrue; and

     (f) such Member shall not take any action that would have the effect of causing the Company (i) to be treated as a publicly traded partnership for purposes of Section 7704(b) of the Code or (ii) otherwise to be treated as a corporation for federal income tax purposes.

     3.21 Media and Common Carrier Restrictions. A "Media or Common Carrier Company" shall mean any Person in whom the Company has acquired or is proposing to acquire any direct or indirect interest that directly or indirectly owns, controls or operates a broadcast radio or television station, a cable television system, a "daily newspaper" (as such term is defined in the Attribution Rules and/or the Ownership Rules), a multipoint multichannel distribution system, a local multipoint distribution system, an open video system, a commercial mobile radio service or any other communications facility the ownership of which is subject to regulation by the Federal Communications Commission ("FCC") under (i) the Communications Act; (ii) the Attribution Rules; or (iii) the Ownership Rules. For purposes of this Section 3.21, "Attribution Rules" shall mean the ownership attribution rules of the FCC, including, but not limited to, 47 C.F.R. sec.sec. 20.6(d); 21.912, Note 1; 73.3555, Note 2(g); 76.501, Note 2(g);
76.15000(g); 101.10333(e); Attribution Reconsideration Order, 58 Rad. Reg. 2d (P & F) 604 (1985); Further Attribution Reconsideration Order, 1 FCC Rcd. 802
(1986); and "Ownership Rules" shall mean the multiple and cross-ownership rules of the FCC including, but not limited to, 47 C.F.R. sec.sec. 20.6(a); 21.912; 73.3555; 74.931(h); 76.1501 and 101.1003(a) and any other regulations or written policies of the FCC which limit or restrict ownership in Media or Common Carrier Companies, all as the same may be amended or supplemented from time to time.

     (a) If the Company acquires an interest in a Media Company and if as a result of the Attribution Rules, a Member or a Media Company would, but for the last clause of this Section 3.21(a) be in violation of:

          (i) the Ownership Rules, or

          (ii) the restrictions on ownership or participation in broadcast licenses by aliens imposed by Section 310(b) of the Communications Act or the policies and decisions of the FCC thereunder, or

          (iii) the FCC's policy preventing persons from having "meaningful" cross-interests in certain broadcast station combinations, newspaper/broadcast station combinations, or cable system/television station combinations serving the same market in situations where such combinations would violate the Ownership Rules if all such interests were attributable under the Attribution Rules, then:

no Member nor any officer, director, member or partner of any Member nor any person who owns more than 5% of any class of equity securities of any Member shall, without the consent of the Investment Adviser: be an employee of the Company whose functions directly or indirectly relate to the media or common carrier business of any Media or Common Carrier Company; serve in any material capacity as an independent contractor or agent with respect to the media or common carrier business of such Media or Common Carrier Company; communicate on matters pertaining to the day-to-day operations of any Media or Common Carrier Company with (A) an officer, director, partner, agent, representative or employee of such Media or Common Carrier Company, or (B) the Investment Adviser; perform any services for the Company that materially relate to any Media or Common Carrier Company; become actively involved in the management or operation of any Media or Common Carrier Company; or become actively involved in the management or operation of the media businesses.

                                   ARTICLE IV

                             MANAGEMENT OF COMPANY

     4.1 Board of Managers. The governing body of the Company shall be the Board of Managers, which shall have the power to control the management and policies of the Company. The maximum number of managers shall initially be set at four (4), and may be increased or decreased by action of the Board of Managers provided that at no time shall the number of Managers be set at less than three (3) nor more than ten (10). The Managers shall be set forth in Schedule B hereto or in the official records of the Company. The Managers shall hold office until their successors are approved and elected, unless they are sooner removed pursuant to Section 4.4, or sooner resign pursuant to Section 4.3 or sooner are incapacitated pursuant to Section 4.5, as the case may be. Managers may succeed themselves in office. No reduction in the number of Managers shall have the effect of removing any Manager from office unless specially removed pursuant to

Section 4.4 at the time of such decrease. Subject to the requirements of the Investment Company Act, the Board of Managers may designate successors to fill vacancies created by an authorized increase in the number of Managers, the resignation of a Manager pursuant to Section 4.3, the removal of a member of the Board of Managers pursuant to Section 4.4 or the incapacity of a Manager pursuant to Section 4.5. In the event that no Managers remain, the Appropriate Officers shall continue the business of the Company and shall perform all duties of the Managers under this Agreement and shall as soon as practicable call a special meeting of Members for the purpose of approving and electing Managers. When Managers are subject to election by Members, Managers are elected by a plurality of the Units voting at the meeting. Managers may, but need not be, admitted to the Company as Members to act in their capacity as Managers.

     4.2 Disinterested Managers. Subject to the requirements of the Investment Company Act, at least a majority of the members of the Board of Managers shall be Disinterested Managers. If at any time the number of Disinterested Managers is less than a majority, action shall be taken pursuant to Section 4.1 or
Section 4.4 to restore the number of Disinterested Managers to at least a majority.

     4.3 Resignation by a Manager. A Manager may voluntarily resign from the Board of Managers upon the giving of notice thereof to the Company, such resignation to take effect upon receipt of such notice by the Company or such later date as set forth in such notice.

     4.4 Removal of a Manager; Designation of a Successor Manager.

     (a) Any Manager may be removed either: (i) for cause by the action of at least two-thirds of the remaining Managers, including in the case of a Disinterested Manager a majority of the remaining Disinterested Managers; (ii) by failure to be re-elected by the Members at a meeting of Members duly called by the Managers for such purpose; or (iii) for cause by the affirmative vote of a Supermajority of Members. The removal of a Manager shall in no way derogate from any rights or powers of such Manager, or the exercise thereof, or the validity of any actions taken pursuant thereto, prior to the date of such removal.

     (b) Subject to Section 4.2, the remaining Managers shall designate a successor Manager to fill any vacancy existing in the number of Managers fixed pursuant to Section 4.2 resulting from removal of a Manager. Any such successor Manager shall hold office until his or her successor has been approved and elected.

     (c) Any removal of a Manager shall not affect any rights or liabilities of the removed Manager that matured prior to such removal.

     4.5 Incapacity of a Manager.

     (a) In the event of the Incapacity of a Manager, the business of the Company shall be continued with the Company property by the remaining Managers. The remaining Managers shall, within 90 days, call a meeting of the Board of Managers for the purpose of designating a successor Manager. Any such successor Manager shall hold such office until his or her successor has been approved and elected. The Managers shall make such amendments to the certificate of formation and execute and file for recordation such amendments or other documents or instruments as are necessary and required by the Act or this Agreement to reflect the fact that such Incapacitated Manager has ceased to be a Manager and the appointment of such successor Manager.

     (b) In the event of the Incapacity of all Managers, an Appropriate Officer shall as promptly as practicable convene a meeting of Members for the purpose of electing new Managers nominated by the Investment Adviser. Upon the Incapacity of a Manager, the Manager shall immediately cease to be a Manager.

     (c) Any such termination of a Manager shall not affect any rights or liabilities of the Incapacitated Manager that matured prior to such Incapacity.

     4.6 Continuation. In the event of the withdrawal, removal or retirement of a Manager, the Company shall not be dissolved and the business of the Company shall be continued by the remaining Managers.

     4.7 Board of Managers Powers. Subject to the terms hereof, the Board of Managers shall have full and complete discretion in the management and control of the affairs of the Company, shall make all decisions affecting Company affairs and shall have all of the rights, powers and obligations of a managing member of a limited liability company under the Act and otherwise as provided by law. The Board of Managers shall provide overall guidance and supervision with respect to the operations of the Company, shall perform all duties imposed on directors by the Investment Company Act, and shall monitor the activities of the Appropriate Officers, Investment Advisers and any administrator to the Company and distributor of the Company's securities. Except as otherwise expressly provided in this Agreement, the Board of Managers is hereby granted the right, power and authority to do on behalf of the Company all things which, in its sole judgment, are necessary or appropriate to manage the Company's affairs and fulfill the purposes of the Company. Any determination as to what is in the interests of the Company made by the Managers in good faith shall be conclusive. In construing the provisions of this Agreement, the presumption shall be in the favor of a grant of power to the Managers. The powers of the Managers include, by way of illustration and not by way of limitation, the power and authority from time to time to do the following:

          (a) invest the assets of the Company in such investments as are consistent with the Company's purpose and employ one or more Investment Advisers to do the same;

          (b) incur all expenses permitted by this Agreement;

          (c) to the extent that funds are available, cause to be paid all expenses, debts and obligations of the Company;

          (d) appoint and dismiss such Persons to serve as officers of the Company ("Appropriate Officers") with such powers and authority as may be provided to such Persons by the Board of Managers or by this Agreement;

          (e) employ and dismiss from employment such agents, employees, managers, accountants, attorneys, consultants and other Persons necessary or appropriate to carry out the business and affairs of the Company, whether or not any such Persons so employed are affiliated persons of any Manager, and to pay such compensation to such Persons as is competitive with the compensation paid to unaffiliated Persons in the area for similar services;

          (f) subject to the indemnification provisions in this Agreement, pay, extend, renew, modify, adjust, submit to arbitration, prosecute, defend or settle, upon such terms it deems sufficient, any obligation, suit, liability, cause of action or claim, including tax audits, either in favor of or against the Company;

          (g) enter into any sales, distribution, agency, or dealer agreements, and escrow agreements, with respect to the sale of Units and provide for the distribution of such Units by the Company through one or more Persons (which may be affiliated persons of a Manager or Managers), or otherwise; borrow money and issue multiple classes of senior indebtedness or a single class of Interests senior to the Units to the extent permitted by the Investment Company Act and repay, in whole or in part, any such borrowing or indebtedness and repurchase or retire, in whole or in part, any such Interests senior to the Units; and in connection with such loans or senior instruments to mortgage, pledge, assign or otherwise encumber any or all properties or assets owned by the Company, including any income therefrom, to secure such borrowing or provide repayment thereof;

          (h) establish and maintain accounts with financial institutions, including federal or state banks, brokerage firms, trust companies, savings and loan institutions or money market funds;

          (i) make temporary investments of Company capital in Government Securities;

          (j) to the extent permitted by the Investment Company Act, form or cause to be formed one or more small business investment companies under the Small Business Investment Fund Act of 1958, as amended;

          (k) establish valuation principles and periodically apply such principles to the Company's investment portfolio;

          (l) to the extent permitted by the Investment Company Act, designate and appoint one or more agents for the Company who shall have such authority as may be conferred upon them by the Board of Managers and who may perform any of the duties of, and exercise any of the powers and authority conferred upon, the Board of Managers hereunder including, but not limited to, designation of one or more agents as authorized signatories on any bank accounts maintained by the Company;

          (m) prosecute, protect, defend, or cause to be protected and defended, or abandon, any patents, patent rights, copyrights, trade names, trademarks and service marks, and any applications with respect thereto, that may be held by the Company;

          (n) take all reasonable and necessary actions to protect the secrecy of and the proprietary rights with respect to any know-how, trade secrets, secret processes or other proprietary information and to prosecute and defend all rights of the Company in connection therewith;

          (o) subject to the other provisions of this Agreement, to enter into, make and perform such contracts, agreements and other undertakings, and to do such other acts, as it may deem necessary or advisable for, or as may be incidental to, the conduct of the business contemplated by this Agreement, including, without in any manner limiting the generality of the foregoing, contracts, agreements, undertakings, and transactions with any Member, Manager, Appropriate Officer or Investment Adviser or with any other person, firm, or corporation having any business, financial, or other relationship with any Member, Manager, Appropriate Officer or Investment Adviser, provided, however, such transactions with such Persons and entities (i) shall only be entered into to the extent permitted under the Investment Company Act and (ii) shall be on terms no less favorable to the Company than are generally afforded to unrelated third parties in comparable transactions;

          (p) purchase, rent or lease equipment for Company purposes;

          (q) purchase and maintain, at the Company's expense, liability and other insurance to protect the Company's assets from third party claims; and cause the Company to purchase or bear the cost of any insurance covering any potential liabilities of the Members, Managers, Appropriate Officers, Investment Adviser or agents of the Company, or officers, employees, directors, members or partners of the Investment Adviser or any agent of the Company as well as the potential liabilities of any Person serving at the request of the Investment Adviser as a director of or adviser to any company in which the Portfolio makes an investment, other than Government Securities;

          (r) cause to be paid any and all taxes, charges and assessments that may be levied, assessed or imposed upon any of the assets of the Company;

          (s) make or caused to be made any election on behalf of the Company under the Code and other tax laws and supervise the preparation and filing of all tax and information returns that the Company may be required to file;

          (t) take any action that may be necessary or appropriate for the continuation of the Company's valid existence as a limited liability company under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Members or to enable the Company to conduct the business in which it is engaged;

          (u) admit Members to the Company in accordance with Section 7.1; admit an assignee of a Member's Interest to be a Substituted Member in the Company, pursuant to and subject to the terms of Section 9.5, without the consent of any Member; admit additional Persons as members by creating and issuing Units or other equity interests from time to time with terms of admission or issuance providing for the creation of different classes, groups or series of membership interests having different rights, powers and duties, which rights, powers and duties may be senior, pari passu or junior to the rights, powers and duties of the Units, as determined by the Board of Managers without the consent of Members;

          (v) value the assets of the Company from time to time pursuant to and consistent with the policies of the Company with respect thereto as in effect from time to time;

          (w) borrow money or otherwise incur indebtedness to fund loans and other investments subject to the provision of applicable law and this Agreement; each Member expressly agrees that any such borrowing may be secured by the assets of the Company and that its Capital Account may be pledged by the Company to secure any such borrowing or indebtedness;

          (x) delegate all or any portion of its rights, powers and authority to any committee or subset of the Board of Managers, or to any Investment Adviser, Appropriate Officer or agent of the Company, subject to the control and supervision of the Managers; and

          (y) perform all normal business functions, and otherwise operate and manage the business and affairs of the Company, in accordance with and as limited by this Agreement.

     4.8 Annual and other Regular Meetings of the Board of Managers. An annual meeting of the Board of Managers shall be held without notice other than this provision. The Board of Managers may provide, by resolution, the time and place, either within or without the State of Delaware, for the holding of the annual meeting and any additional regular meetings without notice other than such resolution.

     4.9 Special Meetings of the Board of Managers. Special meetings of the Board of Managers may be called by an Appropriate Officer or the Chairman of the Board of Managers, or, if no such Chairman exists, at the request of any two Managers. The person or persons authorized to call special meetings of the Board of Managers may fix any place, either within or without the State of Delaware, as the place for holding any special meeting of the Board of Managers called by them.

     4.10 Notice of Meetings of the Board of Managers. Written notice of any special meeting of the Board of Managers shall be given as follows:

          (a) By mail to each Manager at the Manager's mailing address at least five business days prior to the meeting; or

          (b) By personal delivery, e-mail or facsimile transmission at least three business days prior to the meeting to each Manager.

          If mailed by post, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, with postage thereon prepaid. If notice be given by e-mail or facsimile transmission such notice shall be deemed to be delivered when the e-mail or facsimile transmission is transmitted by the sender.

          (c) Any Manager may waive notice of any meeting. The attendance of a Manager at any meeting shall constitute a waiver of notice of such meeting, except where a Manager attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Managers need be specified in the notice or waiver of notice of such meeting.

     4.11 Quorum for Board of Managers Meetings. A majority of the number of Managers shall constitute a quorum for the transaction of business at any meeting of the Board of Managers, but if less than such majority is present at a meeting, a majority of the Managers present may adjourn the meeting from time to time without further notice.

     4.12 Manner of Acting for Board of Managers. Except as otherwise required by the Act, the Investment Company Act or this Agreement the act of the majority of the Managers present at a meeting at which a quorum is present shall be the act of the Board of Managers. Each Manager shall be entitled to one vote upon all matters submitted to the Board of Managers.

     4.13 Written Consent by Board of Managers. Unless otherwise required by the Investment Company Act, any action required or permitted to be taken at any meeting of the Board of Managers or by a committee thereof may be taken without a meeting, without prior notice and without a vote if the members of the Board of Managers or such committee that would be required to approve such action at a meeting consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Managers or such committee.

     4.14 Participation by Electronic Means by Board of Managers. Any Manager may participate in a meeting of the Board of Managers or any committee thereof in person or by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear and speak to each other at the same time. Except for purposes of the Investment Company Act, such participation shall constitute presence in person at the meeting.

     4.15 Committees of Managers. By resolution adopted by the Board of Managers, the Board of Managers may designate two or more Managers to constitute a committee, any of which shall have such authority in the management of the Company as the Board of Managers shall designate.

     4.16 Manager Presumption of Assent. A Manager of the Company who is present at a meeting of the Board of Managers at which action on any matter taken shall be presumed to have assented to the action taken unless a dissent shall be entered in the minutes of the meeting or unless the Manager files a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Manager who voted in favor of such action.

     4.17 Manager Power to Bind Company. Unless the Board of Managers consists of one Manager, no Manager (acting in his capacity as such) shall have any authority to bind the Company to any third party with respect to any matter except pursuant to a resolution expressly authorizing such action which resolution is duly adopted by the Board of Managers by the affirmative vote required for such matter pursuant to the terms of this Agreement.

     4.18 Liability of the Managers. No Manager shall be (i) personally liable for the debts, obligations or liabilities of the Company, including any such debts, obligations or liabilities arising under a judgement decree or order of a court; (ii) obligated to cure any deficit in any Capital Account; (iii) required to return all or any portion of any Capital Contribution; or (iv) required to lend any funds to the Company.

     4.19 Reliance by Third Parties. Persons dealing with the Company are entitled to rely conclusively upon the power and authority of the Board of Managers, the Appropriate Officers and the Investment Adviser of the Company herein set forth.

     4.20 Appointment of Auditors. Subject to the approval or ratification of the Members and the Disinterested Managers, if and to the extent required under the Investment Company Act, the Board of Managers, in the name and on behalf of the Company, is authorized to appoint independent certified public accountants for the Company.

     4.21 Contracts with Affiliates. The Board of Managers may, on behalf of the Company subject to approval by a majority of the Managers who do not have an interest in the contract and a majority of the Disinterested Managers and to compliance with the Investment Company Act, enter into contracts for goods or services with any affiliate of a Manager, Member, Appropriate Officer, Investment Adviser or any other person, provided that the charges for such goods or services do not exceed those charged by unaffiliated Persons in the area for similar goods and services.

     4.22 Obligations of the Managers. The Managers shall devote such time and effort to the Company business as, in their judgment, may be necessary or appropriate to oversee the affairs of the Company.

     4.23 Other Business of Managers. Any Manager and any affiliate of any Manager may engage in or possess any interest in other business ventures of any kind, nature or description, independently or with others, whether such ventures are competitive with the Company or otherwise. Neither the Company nor any Member shall have any rights or obligations by virtue of this Agreement or the company relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the business of the Company, shall not be deemed wrongful or improper. Neither the Managers nor any affiliate of any Manager shall be obligated to present any investment opportunity to the Company.

     4.24 Limitations on Board of Managers and Appropriate Officers.

     (a) Notwithstanding anything expressed or implied to the contrary in this Agreement (other than Article IX), the Board of Managers and the Appropriate Officers shall not authorize or otherwise cause or allow the Company to purchase all or any portion of any Member's Interest (or any attributes thereof).

     (b) Notwithstanding anything expressed or implied to the contrary in this Agreement, the Board of Managers and the Appropriate Officers shall not (i) participate in the establishment of a secondary market (or the substantial equivalent thereof) with respect to the Interests for purposes of Treasury Regulation sec.1.7704-1(d)(1) or (ii) take any action that would have the effect of causing the Company (A) to be treated as a publicly traded partnership for purposes of Section 7704(b) of the Code or (B) otherwise to be treated as a corporation for federal income tax purposes.

                                   ARTICLE V

                                    OFFICERS

     5.1 Appropriate Officers. The day-to-day management and operation of the Company and its business shall be the responsibility of the Appropriate Officers of the Company, subject to the supervision and control of the Board of Managers. The Appropriate Officers shall, subject to the supervision and control of the Board of Managers, exercise all powers necessary and convenient for the purposes of the Company, on behalf and in the name of the Company. Notwithstanding anything to the contrary contained herein, the acts of an Appropriate Officer in carrying on the business of the Company as authorized herein shall bind the Company.

     The Appropriate Officers of the Company shall be chosen by the Board of Managers and shall include a President, a Secretary and a Treasurer. The Board of Managers may also choose a Chairman of the Board of Managers (who must be a Manager) and the following additional Appropriate Officers: a Chief Executive Officer, a Chief Financial Officer, a Chief Operating Officer, and one or more Vice Presidents (and, in the case of each Vice President, with such descriptive title, if any, as the Board of Managers shall determine), Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law. The officers of the Company need not be Members of the Company nor, except in the case of the Chairman of the Board, need such officers be Managers of the Company.

     5.2 Election of Officers. The Board of Managers shall elect the officers of the Company who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Managers; and all officers of the Company shall hold office until their successors are chosen and qualified, or until their earlier death, resignation or removal. Any officer elected by the Board of Managers may be removed at any time, with or without cause, by the affirmative vote of the Board of Managers or upon the Incapacity of such officer. Any vacancy occurring in any office of the Company shall be filled by the Board of Managers. The salaries of all officers of the Company shall be fixed by the Board of Managers. The Board of Managers may delegate such duties to any such officers or other employees, agents and consultants of the Company as the Board of Managers deems appropriate, including the power, acting individually or jointly, to represent and bind the Company in all matters, in accordance with the scope of their respective duties.

     5.3 Voting Securities Owned by the Company. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Company may be executed in the name of and on behalf of the Company by the President or any Vice President or any other officer authorized to do so by the Board of Managers and any such officer may, in the name of and on behalf of the Company, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any entity in which the Company may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Company might have exercised and possessed if present. The Board of Managers may, by resolution, from time to time confer like powers upon any other person or persons.

     5.4 Chairman of the Board of Managers. The Chairman of the Board of Managers, if there be one, shall preside at all meetings of the Members and of the Board of Managers. The Chairman of the Board of Managers shall be selected from time to time by the Board of Managers. The Chairman of the Board of Managers shall possess the same power as the President to sign all contracts, certificates and other instruments of the Company which may be authorized by the Board of Managers. During the absence or disability of the President, the Chairman of the Board of Managers shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Managers shall also perform such other duties and may exercise such other powers as may from time to time be assigned by this Agreement or by the Board of Managers.

     5.5 President. The President shall, subject to the control of the Board of Managers and, if there be one, the Chairman of the Board of Managers, have general supervision of the business of the Company and shall see that all orders and resolutions of the Board of Managers are carried into effect. The President or, when authorized by this Agreement, the Board of Managers or the other officers of the Company shall execute all bonds, mortgages, contracts, documents and other instruments of the Company. In the absence or disability of the Chairman of the Board of Managers, or if there be none, the President, shall preside at all meetings of the Members and the Board of Managers. Unless the Board of Managers shall otherwise designate, the President shall be the Chief Executive Officer of the Company. The President shall also perform such other duties and may exercise such other powers as may from time to time be assigned to such officer by this Agreement or by the Board of Managers.

     5.6 Vice Presidents. At the request of the President or in the President's absence or in the event of the President's inability or refusal to act (and if there be no Chairman of the Board of Managers), the Vice President, or the Vice Presidents if there is more than one (in the order designated by the Board of Managers), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers and duties as the Board of Managers, the Chairman of the Board of Managers or the President from time to time may prescribe. The Vice President shall act under the supervision of the President. If there be no Chairman of the Board of Managers and no Vice President, the Board of Managers shall designate the officer of the Company who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

     5.7 Secretary. The Secretary shall attend all meetings of the Board of Managers and all meetings of Members and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for committees of the Board of Managers when required. The Secretary shall give, or cause to be given, notice of all meetings of the Members and special meetings of the Board of Managers, and shall perform such other duties as may be prescribed by the Board of Managers, the Chairman of the Board of Managers or the President, under whose supervision the Secretary shall act. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the Members and special meetings of the Board of Managers, and if there be no Assistant Secretary, then either the Board of Managers or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Company, if any, and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Secretary may give general authority to any other officer to affix the seal of the Company and to attest to the affixing by such officer's signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

     5.8 Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board of Managers. The Treasurer shall disburse the funds of the Company as may be ordered by the Board of Managers, taking proper vouchers for such disbursements, and shall render to the President and the Board of Managers, at its regular meetings, or when the Board of Managers so requires, an account of all transactions as Treasurer and of the financial condition of the Company. If required by the Board of Managers, the Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Managers for the faithful performance of the duties of the office of the Treasurer and for the restoration to the Company, in case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer's possession or under the Treasurer's control belonging to the Company.

     5.9 Assistant Secretaries. Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Managers, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of the Secretary's disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

     5.10 Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Managers, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of the

Treasurer's disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Managers, an Assistant Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Managers for the faithful performance of the duties of the office of Assistant Treasurer and for the restoration to the Company, in case of the Assistant Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Assistant Treasurer's possession or under the Assistant Treasurer's control belonging to the Company.

     5.11 Other Officers. Such other officers as the Board of Managers may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Managers, the Chairman of the Board of Managers or the President. The Board of Managers may delegate to any other officer of the Company the power to choose such other officers and to prescribe their respective duties and powers.

                                   ARTICLE VI

                               INVESTMENT ADVISER

     6.1 Investment Adviser. The Investment Adviser, subject to the control and supervision of the Board of Managers and the terms and conditions of the Investment Advisory Agreement, is hereby granted the power and authority from time to time to do the following: manage and control the investments of the Company, including, but not limited to, the power to make all investment decisions regarding the Company's investments in the Portfolio and Government Securities, and among other things, to find, evaluate, structure, monitor, sell and liquidate, upon dissolution or otherwise, such investments, and to enter into, execute, amend, supplement, acknowledge, and deliver any and all contracts, agreements, or other instruments for the performance of such functions, including the investment and reinvestment of all or part of the Company's assets, execution of Portfolio and Government Securities transactions, and any or all related administrative functions. The grant of power and authority to the Investment Adviser under this Section 6.1 in no way limits the rights, powers or authority of the Board of Managers under this Agreement, the Act or as otherwise provided by law.

     6.2 Investments.

     (a) Subject to the disclosure and reporting requirements contained in
Article X or elsewhere in this Agreement, except as any Member may be entitled to under applicable law, the Investment Adviser may keep confidential from the Members any information known by the Investment Adviser relating to investments made or being considered by the Company.

     (b) Any and all rights, including voting rights, pertaining to the Portfolio shall be vested exclusively in the Company and may be exercised only by the Investment Adviser acting in accordance with the terms of this Agreement and the Investment Advisory Agreement or by the Company pursuant to the act of an Appropriate Officer or the Board of Managers.

     6.3 Covenants of Investment Adviser. The Investment Adviser covenants, warrants and agrees with the Company and each of the Members that the Investment Adviser will not:

          (a) purchase all or any portion of any Member's Interest (or any attributes thereof);

          (b) participate in the establishment of a secondary market (or the substantial equivalent thereof) with respect to the Interests for purposes of Treasury Regulation sec.1.7704-1(d)(1); or

          (c) take any action that would have the effect of causing the Company
     (i) to be treated as a publicly traded partnership for purposes of Section 7704(b) of the Code or (ii) otherwise to be treated as a corporation for federal income tax purposes.

                                  ARTICLE VII

            CAPITAL CONTRIBUTIONS, CAPITAL ACCOUNTS AND ALLOCATIONS

     7.1 Capital Contributions.

     (a) The initial Member or Members are as set forth on Schedule A hereto. Additional Persons making Capital Commitments shall be admitted as Members and added to Schedule A at one or more closings (each a "Closing"), each such Closing to be held on such date as may be determined by the Appropriate Officers (the date of the first such Closing being referred to as the "Closing Date"). Members not making Capital Commitments may be admitted to the Company at any time by the act of the Managers.

     (b) Capital Contributions by the Members shall be made in dollars by wire transfer of federal funds to an account or accounts of the Company as specified by the Company or in such other manner as the Company may direct. No Member shall be entitled to any interest or compensation by reason of his, her or its Capital Contribution or by reason of being a Member. No Member shall be required to lend any funds to the Company.

     (c) At each Closing, Schedule A hereto shall be amended appropriately to reflect the Capital Commitments of the Members, and the Appropriate Officers shall take any appropriate action in connection therewith. Further, the Appropriate Officers shall cause Schedule A hereto to be amended from time to time to reflect the transfer of a Member's Interests, the admission and withdrawal of Members and changes in Capital Commitments, which are accomplished in accordance with the provisions hereof.

     (d) Negative Capital Accounts. Except as may be required by law, no Member shall be required to reimburse the Company for any negative balance in such Member's Capital Account.

     7.2 Capital Accounts. A capital account ("Capital Account") shall be established and maintained on the Company's books with respect to each Member, in accordance with the provisions of Treasury Regulations Section 1.704-1(b), including the following:

          (a) Each Member's Capital Account shall be increased by: (i) the amount of that Member's Capital Contribution; (ii) the amount of Net Profit (or items thereof) allocated to that Member; and (iii) any other increases required by the Treasury Regulations.

          (b) Each Member's Capital Account shall be decreased by: (i) the amount of Net Loss (or items thereof) allocated to that Member; (ii) all cash amounts distributed to that Member pursuant to this Agreement, other than any amount required to be treated as a payment for property or services for federal income tax purposes; (iii) the fair market value of any property distributed in kind to that Member (net of any liabilities secured by such distributed property that such Member is considered to assume or take subject to for federal income tax purposes); and (iv) any other decreases required by the Treasury Regulations.

          (c) All provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with the Code and Treasury Regulations thereunder and shall be interpreted and applied in a manner consistent with such law. The Managers shall make any necessary modifications to this Section 7.2 in the event unanticipated events occur that might otherwise cause this Agreement not to comply with such law or any changes thereto.

     7.3 Allocations to Capital Accounts.

     (a) Member Allocations. Except as provided in this Agreement, all Net Profit (and items thereof) and all Net Loss (and items thereof) shall be allocated to the Members in proportion to their Capital Investments.

     (b) Additional Rule. In furtherance and not in limitation of Section 7.3(a), and except as otherwise provided in this Agreement, the Board of Managers may, in its sole and absolute discretion, allocate Net Profit (and items thereof) and Net Loss (and items thereof) for any Fiscal Period in a manner that the Board of Managers deems necessary or appropriate in order to effectuate the intended economic sharing arrangement of the Members as reflected in Article VIII.

     (c) Regulatory and Related Allocations. Notwithstanding anything expressed or implied to the contrary in this Agreement, the following special allocations shall be made in the following order:

          (i) Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulations Section 1.704-2, if there is a net decrease in Partnership Minimum Gain during any Fiscal Period, each Member shall be specially allocated items of Company income and gain for such Fiscal Period (and, if necessary, subsequent Fiscal Periods) in an amount equal to such Member's share of the net decrease in such Partnership Minimum Gain, as determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to the Members pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations Section 1.704-2. This Section 7.3(c)(i) is intended to comply with the minimum gain chargeback requirements in such Treasury Regulations and shall be interpreted consistently therewith.

          (ii) Partner Minimum Gain Chargeback. Except as otherwise provided in Treasury Regulations Section 1.704-2, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to Partner Nonrecourse Debt during any Fiscal Period, each Member shall be specially allocated items of Company income and gain for such Fiscal Period (and, if necessary, subsequent Fiscal Periods) in an amount equal to such Member's share, if any, of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Member's Partner Nonrecourse Debt, as determined in accordance with Treasury Regulations Section 1.704-2(i). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations Section 1.704-2. This Section 7.3(c)(ii) is intended to comply with the minimum gain chargeback requirements in such Treasury Regulations and shall be interpreted consistently therewith.

          (iii) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6) with respect to such Member's Capital Account, items of Company income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Member as quickly as possible; provided, however, that an allocation pursuant to this Section 7.3(c)(iii) shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 7.3 have been tentatively made as if this
     Section 7.3(c)(iii) were not in this Agreement. This Section 7.3(c)(iii) is intended to constitute a "qualified income offset" within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

          (iv) Gross Income Allocation. In the event any Member has an Adjusted Capital Account Deficit, items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate such Member's Adjusted Capital Account Deficit as quickly as possible; provided, however, that an allocation pursuant to this Section 7.3(c)(iv) shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 7.3 (other than Section 7.3(c)(iii)) have been tentatively made as if this Section 7.3(c)(iv) were not in this Agreement.

          (v) Nonrecourse Deductions. Any Nonrecourse Deductions for any Fiscal Period shall be allocated to the Members in proportion to their respective Capital Contributions.

          (vi) Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any Fiscal Period shall be allocated to the Member who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2.

          (vii) Loss Allocation Limitation. No allocation of Net Loss (or items thereof) shall be made to any Member to the extent that such allocation would create or increase an Adjusted Capital Account Deficit with respect to such Member.

     (d) Curative Allocations. The allocations set forth in Section 7.3(c) (the "Regulatory Allocations") are intended to comply with certain requirements of Treasury Regulations under Section 704 of the Code. Notwithstanding any other provision of this Article VII (other than the Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating other Company items of income, gain, loss, deduction and expense among the Members so that, to the extent possible, the net amount of such allocations of other Company items and the Regulatory Allocations shall be equal to the net amount that would have been allocated to the Members pursuant to this Section 7.3 if the Regulatory Allocations had not occurred.

     (e) Section 754 Adjustments. Pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m), to the extent an adjustment to the adjusted tax basis of any Company asset under Section 734(b) or Section 743(b) of the Code is required to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Treasury Regulations.

     (f) Transfer of or Change in Interests. The Managers are authorized to adopt any convention or combination of conventions likely to be upheld for federal income tax purposes regarding the allocation and/or special allocation of items of Company income, gain, loss, deduction and expense with respect to a newly issued Interest, a transferred Interest and a redeemed Interest. Upon admission as a Substituted Member, a transferee of an Interest shall succeed to the Capital Account of the transferor Member to the extent it relates to the transferred Interest.

     (g) Certain Expenses.  Syndication and organization expenses, as defined in
Section 709 of the Code (and, to the extent necessary as determined in the sole and absolute discretion of the Managers, any other items) shall be allocated to the Capital Accounts of the Members so that, as nearly as possible, the cumulative amount of such syndication and organization expenses (and other items, if relevant) allocated with respect to each dollar of Capital Commitment for each Member is the same amount.

     (h) Allocation Periods and Unrealized Items. Subject to applicable Treasury Regulations and other applicable law and notwithstanding anything expressed or implied to the contrary in this Agreement, the Managers may, in their sole and absolute discretion, determine allocations to Capital Accounts based on an annual, quarterly or other period and/or on realized and unrealized net increases or net decreases (as the case may be) in the fair market value of Company property.

     7.4 Tax Allocations.

     (a) Items of Company income, gain, loss, deduction and expense shall be allocated, for federal, state and local income tax purposes, among the Members in the same manner as the Net Profit (and items thereof) and Net Loss (and items thereof) of which such items are components were allocated pursuant to Section 7.3; provided, however, that tax allocations shall be made in accordance with
Section 704(c) of the Code and the Treasury Regulations promulgated thereunder, to the extent so required thereby.

     (b) Allocations pursuant to this Section 7.4 are solely for federal, state and local income tax purposes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Net Profit (and items thereof) or Net Loss (and items thereof).

     (c) The Members are aware of the tax consequences of the allocations made by this Section 7.4 and hereby agree to be bound by the provisions of this
Section 7.4 in reporting their shares of items of Company income, gain, loss, deduction and expense.

     7.5 Determinations by Managers. All matters concerning the computation of Capital Accounts, the allocation of Net Profit (and items thereof) and Net Loss (and items thereof), the allocation of items of Company income, gain, loss, deduction and expense for tax purposes and the adoption of any accounting procedures not expressly provided for by the terms of this Agreement shall be determined by the Managers in their sole and absolute discretion. Such determination shall be final and conclusive as to all the Members. Notwithstanding anything expressed or implied to the contrary in this Agreement, in the event the Managers shall determine, in their sole and absolute discretion, that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to effectuate the intended economic sharing arrangement of the Members as reflected in Article VIII, the Managers may make such modification without the approval of Members.

                                  ARTICLE VIII

                    WITHDRAWALS AND DISTRIBUTIONS OF CAPITAL

     8.1 Withdrawals and Distributions in General. No Member shall be entitled to withdraw any amount from any Capital Account other than as provided in this Agreement.

     8.2 Distributions. After provision for Company Expenses and establishment of working capital and other reserves as the Appropriate Officers shall deem appropriate, the Managers may cause all cash and other property received by the Company in respect of its investments in any Fiscal Period (collectively, "Investment Proceeds") to be distributed to the Members of record on the record date set by the Managers with respect to such distribution, in proportion to such Member's Capital Investment. A Manager, in its capacity as a Manager, shall not be entitled to any distributions.

     8.3 Restrictions on Distributions. Notwithstanding anything expressed or implied to the contrary in this Agreement, no distribution shall be made if, as determined in the sole and absolute discretion of the Managers, (i) such distribution would violate any contract or agreement to which the Company is then a party or any law, rule, regulation, order or directive of any governmental authority then applicable to the Company or (ii) the amount to be distributed pursuant to this Article VIII would be immaterial.

     8.4 Deemed Sale of Assets. Subject only to the requirements of the Investment Advisers Act of 1940, as amended, for all purposes of this Agreement,
(i) any property (other than United States dollars) that is distributed in kind to one or more Members with respect to a Fiscal Period (including, without limitation, any such in kind property that is distributed upon the dissolution and winding up of the Company) shall be deemed to have been sold for cash equal to its fair market value, (ii) the unrealized gain or loss inherent in such property shall be treated as recognized gain or loss for purposes of determining the Net Profit and Net Loss, (iii) such gain or loss shall be allocated pursuant to Section 7.4 for such Fiscal Period and (iv) such in kind distribution shall be made after giving effect to such allocation.

     8.5 Withholding. Notwithstanding anything expressed or implied to the contrary in this Agreement, the Appropriate Officers are authorized to take any action that they determine to be necessary or appropriate to cause the Company to comply with any withholding requirement with respect to any allocation, payment or distribution by the Company to any Member or other Person. All amounts so withheld, and, in the manner determined by the Appropriate Officers, amounts withheld with respect to any allocation, payment or distribution by any Person to the Company, shall be treated as distributions to the applicable Members under the applicable provision of this Agreement. If any such withholding requirement with respect to any Member exceeds the amount distributable to such Member under this Agreement, or if any such withholding requirement was not satisfied with respect to any amount previously allocated, paid or distributed to such Member, such Member or any successor or assignee with respect to such Member's Interest hereby indemnifies and agrees to hold harmless the other Members and the Company for such excess amount or such withholding requirement, as the case may be (including any interest, additions and penalties).

     8.6 Interest. No interest shall be paid or credited to the Members with respect to their Capital Contributions, their Capital Accounts or upon any undistributed funds left on deposit with the Company.

                                   ARTICLE IX

                 WITHDRAWAL OF MEMBERS; TRANSFER OF INTERESTS;
            ADMISSION OF SUBSTITUTED MEMBERS; EFFECT OF DEATH, ETC.

     9.1 Withdrawal of Members.

     (a) The Managers may (but shall not be required to) terminate the Interest of any Member and cause that Member to withdraw from the Company at any time upon at least five days' prior written notice upon (i) the request of such Member; or (ii) a determination by the Managers that the continued participation of that Member in the Company might adversely affect the Company by jeopardizing the treatment of the

Company as a partnership for federal income tax purposes, involve the Company in any litigation arising out of or relating to the participation of that Member in the Company or subject the Company to restrictions or other adverse consequences as a result of applicable laws or regulations. In the event that the Managers terminate a Member's Interest, that Member shall immediately withdraw from the Company and cease to be a Member of the Company. Such withdrawal shall occur automatically upon termination without the necessity of any further act by the Member or any other Person. The date of termination shall be the effective date of withdrawal of the terminated Member.

     (b) The Company shall pay to the terminated Member 90% of the amount of the terminated Member's Capital Account balance (determined in accordance with the next sentence) within 90 days of termination or as soon thereafter as the Company shall have sufficient funds available and shall pay the remainder upon completion of that year's audit. The amount of the terminated Member's Capital Account shall be determined not more than ten days prior to the date of termination in the case of a termination pursuant to Section 9.1(a)(i) and not more than three days prior to the date of termination in the case of a termination pursuant to Section 9.1(a)(ii). Such amounts paid to a terminated Member shall not be entitled to interest for any period after the date of termination.

     (c) From and after the effective date of withdrawal of a Member, such withdrawn Member shall cease to be a Member of the Company for all purposes and the Units of a withdrawn Member shall not be included in calculating the Units of the Members required to take any action under this Agreement.

     9.2 General Provisions Relating to Transfers of Interests.

     (a) Transfers. A Member may not transfer, assign, sell, pledge, hypothecate or otherwise dispose of any of the attributes of his, her or its Interest (collectively, a "Transfer"), in whole or in part, to any Person except as follows (a "Permitted Transfer"):

          (i) as permitted by the operation of law pursuant to the death, bankruptcy, insolvency or dissolution of the Member;

          (ii) in connection with the transfer to a family trust or other similar entity that does not result in a change in beneficial ownership; or

          (iii) a Transfer meeting the conditions in Section 9.2(b).

     Any attempted transfer of Interests, other than in strict accordance with this Article IX, shall be null and void and of no force or effect whatsoever, and the purported transferee shall have no rights as a Member.

     (b) Conditions to Transfers. A Member shall be entitled to make a Transfer of all or any portion of its Interests pursuant to Section 9.2(a)(iii) only upon the Managers' determination, which determination the Managers shall make in their sole and absolute discretion, that the Transfer meets each of the following conditions:

          (i) such Transfer, itself or together with any other Transfers, would not result in the Company being treated as a publicly traded partnership within the meaning of Section 7704(b) of the Code or otherwise being treated as a corporation for federal income tax purposes;

          (ii) such Transfer does not require the registration or qualification of such Interests pursuant to any applicable federal or state securities or "blue sky" laws;

          (iii) such Transfer does not result in a violation of other laws ordinarily applicable to such transactions;

          (iv) the transferor and purported transferee each shall have represented to the Manager in writing that such Transfer was not effected through a broker-dealer or matching agent that makes a market in Interests or that provides a readily available, regular and ongoing opportunity to Members to sell or exchange their Interests;

          (v) the transferor shall reaffirm, and the purported transferee shall affirm, in writing his, her or its agreement to indemnify as described in
     Section 9.4;

          (vi) such Transfer would not result in employee benefit plans (as defined in Section 3(3) of ERISA or Code Section 4975(e)) and other benefit plan investors (as defined in Section 2510.3-101(f) of the

     Department of Labor Regulations under ERISA), directly or indirectly owning, in the aggregate, 25% or more of the Interests (as determined in accordance with such regulations);

          (vii) no facts are known to the Managers that cause the Managers to conclude that such transfer will have a material adverse effect on the Company; and

          (viii) the transferee has agreed in writing to become a Member to and subject to all of the terms, obligations and limitations of this Agreement.

     (c) The Managers may reasonably interpret, and are hereby authorized to take such action as they deem necessary or desirable to effect, the provisions of this Section 9.2. The Managers may, in their sole and absolute discretion, amend the provisions of this Section 9.2 in such manner as may be necessary or desirable (or eliminate or amend such provisions to the extent they are no longer necessary or desirable) to preserve the status of the Company as a partnership for federal income tax purposes.

     9.3 Effect of Transfers. Upon any Permitted Transfer, the transferee of the transferred Interest shall be entitled to receive the distributions and allocations to which the transferring Member would be entitled with respect to such transferred Interest, but shall not be entitled to exercise any of the other rights of a Member with respect to such transferred Interest, including, without limitation, the right to vote, unless and until such transferee is admitted to the Company as a Substituted Member pursuant to Section 9.5.

     9.4 Transfer Indemnity. Each Member hereby agrees to indemnify and hold harmless the Company, the Investment Adviser, the Managers, each Appropriate Officer and each other Member (and any successor or assign of any of the foregoing) from and against all costs, claims, damages, liabilities, losses and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any Transfer made in contravention of the provisions of this Agreement or any misrepresentation made by such Member in connection with any purported Transfer.

     9.5 Substituted Members. No transferee of a transferred Interest shall be admitted as a Member ("Substituted Member") until each of the following conditions has been satisfied:

          (a) the written consent of the Managers, which may be withheld or granted in the sole and absolute discretion of the Managers;

          (b) the execution and delivery to the Company of a counterpart of this Agreement by the Substituted Member or its agent or attorney-in-fact;

          (c) receipt by the Company of other written instruments that are in form and substance satisfactory to the Managers (as determined in their sole and absolute discretion);

          (d) payment by the Substituted Member to the Company of an amount determined by the Managers to be equal to the costs and expenses incurred in connection with such assignment, including, without limitation, costs incurred in preparing and filing such amendments to this Agreement as may be required;

          (e) the updating of the books and records of the Company and Schedule A hereto to reflect the Person's admission as a Substituted Member;

          (f) if required by the Managers in their sole and absolute discretion, execution and affirmation to an instrument by the terms of which such Person acknowledges that the relevant transfer of Interests have not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws, and covenants, represents and warrants that such Person acquired the relevant Interests for investment only and not with a view to the resale or distribution thereof; and

          (g) any other similar information or documentation as the Managers may request.

     9.6 Effect of Death, Etc. The death, retirement, withdrawal, expulsion, disability, incapacity, incompetency, bankruptcy, insolvency or dissolution of a Member, or the occurrence of any other event under the Act that terminates the continued membership of a Member as a member of the Company, shall not cause the Company to be dissolved and its affairs to be wound up so long as the Company has at least one Member at all times. Upon the occurrence of any such event, the business of the Company shall be continued without dissolution. The legal representatives, if any, of a Member shall succeed as assignee to the Member's Interest upon death, incapacity, incompetency, bankruptcy, insolvency or dissolution of a Member, but shall not be admitted as a Substituted Member except under the provisions of Section 9.5 of this Agreement and with the written consent of the Managers, which written consent the Managers may withhold in their sole and absolute discretion. The Units held by such legal representative of a Member shall not be included in calculating the Units of the Members required to take any action under this Agreement.

                                   ARTICLE X

               BOOKS AND RECORDS; REPORTS TO MEMBERS; TAX MATTERS

     10.1 Books and Records. In compliance with Section 31 of the Investment Company Act, the books and records of the Company, and a list of the names and residences, business or mailing addresses and Interests of all Members, shall be maintained at the principal executive offices of the Company or such other location as the Managers' may approve. The Company shall not be required to provide any documentation or other information to Members except that which it is required to provide under the Investment Company Act, the Act or other applicable law. Each Member shall have the right to obtain from the Company from time to time upon reasonable demand for any proper purpose reasonably related to the Member's interest as a Member of the Company, and upon paying the costs of collection, duplication and mailing, the documents and other information which the Company is required to provide under the Investment Company Act, the Act or other applicable law. Any demand by a Member pursuant to this section shall be in writing and shall state the purpose of such demand. The Company may maintain such other books and records and may provide such financial or other statements as the Managers or the Appropriate Officers in their discretion deem advisable.

     10.2 Annual Reports to Current Members. Within 60 days after the end of each Fiscal Year or as soon thereafter as practicable, the Company shall have prepared and distributed to the Members, at the expense of the Company, an annual report containing a summary of the year's activity and such financial statements and schedules as may be required by law or as the Managers may otherwise determine.

     10.3 Accounting; Tax Year.

     (a) The books and records of the Company shall be kept on the cash basis or the accrual basis, as determined by the Managers in their sole and absolute discretion. The Company shall report its operations for tax purposes on the cash method or the accrual method, as determined by the Managers in their sole and absolute discretion. The taxable year of the Company shall be the calendar year, unless the Managers shall designate another taxable year for the Company that is a permissible taxable year under the Code.

     (b) The books and records of the Company shall be audited by the Company's independent accountants as of the end of each Fiscal Year, commencing with the first partial Fiscal Year, of the Company.

     10.4 Filing of Tax Returns. The Appropriate Officers shall prepare and file, or cause the Company's accountants to prepare and file, a federal information tax return and any required state and local income tax and information returns for each taxable year of the Company. The Managers have sole and absolute discretion as to whether or not to prepare and file (or cause its accountants to prepare and file) composite, group or similar state, local and foreign tax returns on behalf of the Members where and to the extent permissible under applicable law. Each Member hereby agrees to execute any relevant documents (including a power of attorney authorizing such a filing), to furnish any relevant information and otherwise to do anything necessary in order to facilitate any such composite, group or similar filing. Any taxes paid by the Company in connection with any such composite, group or similar filing shall be treated as an advance to the relevant Members (with interest being charged thereon) and shall be recouped by the Company out of any distributions subsequently made to such relevant Members. Such advances may be funded by Company borrowing. Both the deduction for interest payable by the Company with respect to any such borrowing, and the corresponding income from interest received by the Company from the relevant Members, shall be specifically allocated to such Members.

     10.5 Tax Matters Member. The Investment Adviser shall be designated as the tax matters member of the Company (the "Tax Matters Member") as provided in
Section 6231(a)(7) of the Code. Each Person (for purposes of this provision, a "Pass-Through Member") that holds or controls an Interest on behalf of, or for the benefit of another Person or Persons, or which Pass-Through Member is beneficially owned (directly or indirectly) by another Person or Persons shall, within 30 days following receipt from the Tax Matters Member of a notice or document, convey such notice or other document in writing to all holders of beneficial interests in the Company holding such Interest through such Pass-Through Member. In the event the Company becomes the subject of an income tax audit by any federal, state or local authority, to the extent the Company is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Member shall be authorized to act for, and its decision shall be final and binding upon, the Company and each Member. The Company shall bear all expenses incurred in connection with any such audit, investigation, settlement or review.

     10.6 Tax Information for Current and Former Members. Within 90 days after the end of each taxable year of the Company or as soon thereafter as practicable, the Company shall prepare and distribute to each Member (and, to the extent necessary, to each former Member (or such Member's legal representatives)), at the expense of the Company, a report setting forth in sufficient detail such information as shall enable such Member or former Member (or such Member's legal representatives) to prepare its respective federal, state and local income tax returns in accordance with the laws, rules and regulations then prevailing. The Company shall also provide Schedules K-1 to Members as soon as practicable after the end of each taxable year of the Company.

                                   ARTICLE XI

                         LIABILITY AND INDEMNIFICATION

     11.1 Liability of the Members and Managers. Except for the obligations hereunder and under the Subscription Agreements, the liability of the Members shall be limited to the maximum extent permitted by the Act. In no event shall the Members be obligated to make Capital Contributions in excess of their respective Capital Commitments. If a Member is required under the Act to return to the Company or pay, for the benefit of creditors of the Company, amounts previously distributed to such Member, the obligation of such Member to return or pay any such amount to the Company shall be the obligation of such Member and not the obligation of the Managers. The liability of the Managers shall be limited to the maximum extent permitted by the Act.

     11.2 Indemnification.

     (a) No Manager, Appropriate Officer, Member, Investment Adviser to the Company, distributor or selling agent of or for the Units or any of their respective affiliates, shareholders, partners, officers, directors, members, employees, agents and representatives (each an "Indemnified Person") shall have any liability, responsibility or accountability in damages or otherwise to any Member or the Company for, and the Company agrees, to the fullest extent permitted by law, to indemnify, pay, protect and hold harmless each Indemnified Person from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, all reasonable costs and expenses of attorneys, defense, appeal and settlement of any and all suits, actions or proceedings instituted or threatened against the Indemnified Persons or the Company) and all costs of investigation in connection therewith which may be imposed on, incurred by, or asserted against the Indemnified Persons or the Company in any way relating to or arising out of, or alleged to relate to or arise out of, any action or inaction on the part of the Company, on the part of the Indemnified Persons when acting on behalf of the Company or otherwise in connection with the business or affairs of the Company or the Portfolio, or on the part of any brokers or agents when acting on behalf of the Company or the Portfolio (collectively, the "Indemnified Liabilities"); provided that the Company shall not be liable to any Indemnified Person for any portion of any Indemnified Liabilities which results from such Indemnified Person's willful misfeasance, bad faith or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of his, her or its obligations and duties. The indemnification rights provided for in this Section 11.2(a) shall survive the termination of the Company or this Agreement. Any indemnification rights provided for in this Section 11.2(a) shall be retained by any removed, resigned or withdrawn Manager, Member, Appropriate Officer, Investment Adviser, distributor or selling agent and its constituent Indemnified Persons. Any indemnification rights provided for in this Section 11.2(a) shall also be retained by any Person who has acted in the capacity of officer, director, partner, employee, agent, stockholder or affiliate of an Indemnified Person after such Persons shall have ceased to hold such positions.

     (b) The right of any Indemnified Person to the indemnification provided herein shall be cumulative of, and in addition to, any and all rights to which such Indemnified Person may otherwise be entitled by contract or as a matter of law or equity and shall extend to such Indemnified Person's successors, assigns and legal representatives.

     (c) The provision of advances from Company funds to an Indemnified Person for legal expenses and other costs incurred as a result of any legal action or proceeding is permissible if (i) such suit, action or proceeding relates to or arises out of, or is alleged to relate to or arise out of, any action or inaction on the part of the Indemnified Person in the performance of its duties or provision of its services on behalf of the Company or otherwise in connection with the business or affairs of the Company or the Portfolio; and (ii) the Indemnified Person undertakes to repay any funds advanced pursuant to this
Section 11.2(c) in any case in which such Indemnified Person would not be entitled to indemnification under Section 11.2 (a). If advances are permissible under this Section 11.2(c), the Indemnified Person shall furnish the Company with an undertaking as set forth in clause (ii) of this paragraph and shall thereafter have the right to bill the Company for, or otherwise request the Company to pay, at any time and from time to time after such Indemnified Person shall become obligated to make payment therefor, any and all amounts for which such Indemnified Person believes in good faith that such Indemnified Person is entitled to indemnification under Section 11.2(a) with the approval of the Managers who are not seeking such indemnification, or if all Managers are seeking such indemnification, the Investment Adviser, which approval shall not be unreasonably withheld. The person granting such approval may, but shall not be required unless otherwise provided by applicable law, prior to approval require an opinion of counsel to be in effect that such Indemnified Person is likely to be entitled to indemnification. The Company shall pay any and all such bills and honor any and all such requests for payment within sixty (60) days after such bill or request is received by the Company, and the Company's rights to repayment of such amounts shall be secured by the Indemnified Person's Interest in the Company, if any, or by such other security as the Managers, or if all Managers are seeking indemnification, the Investment Adviser may require. In the event that a final judicial (or binding arbitration) determination is made that the Company is not so obligated in respect of any amount paid by it to a particular Indemnified Person, such Indemnified Person will refund such amount within sixty (60) days of such final determination, and in the event that a final determination is made that the Company is so obligated in respect to any amount not paid by the Company to a particular Indemnified Person, the Company will pay such amount to such Indemnified Person within sixty (60) days of such final determination, in either case together with interest (at the lesser of (x) the Applicable Rate and (y) the maximum rate permitted by applicable law) from the date paid by the Company until repaid by the Indemnified Person or the date it was obligated to be paid by the Company until the date actually paid by the Company to the Indemnified Person.

     (d) With respect to the liabilities of the Company, all such liabilities:

          (1) shall be liabilities of the Company as an entity, and shall be paid or otherwise satisfied from the Company's assets; and

          (2) except to the extent otherwise required by law, shall not in any event be payable in whole or in part by any Member, Manager, Appropriate Officer, Investment Adviser, distributor or selling agent, or by any director, officer, trustee, employee, agent, shareholder, beneficiary, member or partner of any of them.

     (e) The Managers may cause the Company, at the Company's expense, to purchase insurance to insure the Indemnified Persons against liability hereunder (including liability arising in connection with the operation of the Company), including, without limitation, for a breach or an alleged breach of their responsibilities hereunder.

                                  ARTICLE XII

                         COMPENSATION AND REIMBURSEMENT

     12.1 Investment Adviser.

     (a) Reimbursement for Company Expenses. The Company shall reimburse any Investment Adviser for Company Expenses incurred by such Investment Adviser and its affiliates in connection with the organization of the Company, the Company's offer and sale of Units and the ongoing operations of the Company, subject to the terms and conditions of the Investment Advisory Agreement between the Company and such Investment Adviser.

     (b) Advisory Fee. The Company may pay any Investment Adviser an investment advisory fee as set forth in, and subject to the terms and conditions of, the Investment Advisory Agreement with such Investment Adviser. The approval of any contract or agreement pursuant to which a Person serves as an Investment Adviser to the Company shall be subject to the applicable requirements of the Investment Company Act.

     12.2 Board of Managers. As compensation for services rendered to the Company, the Company may pay each Manager who is not an officer, director or employee of any Investment Adviser or its affiliates such amounts as may be determined from time to time by the Disinterested Managers. Subject to compliance with the Investment Company Act, the Board of Managers may establish pensions, profit sharing, Unit purchase and other retirement, incentive or benefit plans for Managers.

     12.3 Distributor, Selling Agents, Administrator, Custodian and Other Persons. As compensation for services rendered to the Company or its Members, the Company may pay each distributor, selling agent, administrator, transfer agent, custodian, accountant, attorney and other agent or independent contractor duly engaged by or on behalf of the Company to provide such services. The approval of any contract or agreement pursuant to which a Person serves as a principal underwriter to the Company shall be subject to the applicable requirements of the Investment Company Act.

                                  ARTICLE XIII

                          DISSOLUTION AND TERMINATION

     13.1 Dissolution. The Company shall be dissolved upon the occurrence of any of the following:

          (a) the election by the Managers to dissolve the Company prior to the expiration of its terms, subject, to the extent required by the Investment Company Act, to the consent of the Members;

          (b) voluntary bankruptcy, liquidation or other dissolution of the Company;

          (c) the sale or other disposition at any one time of all or substantially all of the assets of the Company; and

          (d) dissolution required by operation of law.

Except as otherwise determined by the Managers in their sole discretion, the Company shall not be subject to dissolution at the election of Members.

Dissolution of the Company shall be effective on the day on which the event occurs giving rise to the dissolution, but the Company shall not terminate until the assets of the Company have been distributed as provided in Section 13.2 and the certificate of formation of the Company has been canceled.

     13.2 Liquidation. On dissolution of the Company, a liquidator (who shall be selected by the Board of Managers, if still constituted, and otherwise shall be a Person proposed and approved by a Majority in Interest of the Members) and who may be any Investment Adviser or any of its affiliates, shall cause to be prepared a statement setting forth the assets and liabilities of the Company as of the date of dissolution, and such statement shall be furnished to all of the Members. Then, those Company assets that the liquidator determines should be liquidated shall be liquidated as promptly as possible, but in an orderly and business-like manner to maximize proceeds. Assets that the liquidator determines to distribute in kind shall be so distributed in a manner consistent with applicable law. If the liquidator determines that an immediate sale at the time of liquidation of all or part of the Company assets would be unduly disadvantageous to the Members, the liquidator may, either defer liquidation and retain the assets for a reasonable time, or distribute the assets to the Members in kind. The liquidator shall then wind up the affairs of the Company and distribute the proceeds of the Company by the end of the calendar year of the liquidation (or, if later, within 90 days after the date of such liquidation) in the following order or priority:

          (a) to the payment of the expenses of liquidation and to creditors (including Members who are creditors, to the extent permitted by law) in satisfaction of liabilities of the Company other than liabilities for distributions to Members, in the order of priority as provided by law;

          (b) to the setting up of any reserves that the liquidator may deem necessary or appropriate for any anticipated obligations or contingencies of the Company or of the liquidator arising out of or in connection with the operation or business of the Company. Such reserves may be paid over by the liquidator to an escrow agent or trustee proposed and approved by the liquidator to be disbursed by such escrow agent or trustee in payment of any of the aforementioned obligations or contingencies and, if any balance remains at the expiration of such period as the liquidator shall deem advisable, to be distributed by such escrow agent or trustee in the manner hereinafter provided; then

          (c) to the Members or their legal representatives in accordance with the positive balances in their respective Capital Accounts, as determined after taking into account all adjustments to Capital Accounts for all periods.

     13.3 Termination. The liquidator shall comply with any requirements of the Act or other applicable law pertaining to the winding up of a limited liability company, at which time the Company shall stand terminated.

                                  ARTICLE XIV

                                   AMENDMENTS

     14.1 Proposal of Amendments. Except as otherwise specified in this Agreement, any amendment to this Agreement may be proposed by any Manager, by the Investment Adviser or by Members who, in aggregate, own not less than 10% of the Units owned by all such Members. The Person or Persons proposing such amendment shall submit to the Board of Managers: (i) the text of such amendment;
(ii) a statement of the purpose of such amendment; and (iii) in the case of an amendment so proposed by the Members, an opinion of counsel reasonably acceptable to the Managers obtained by the Members proposing such amendment to the effect that such amendment is permitted by the Investment Company Act, the Act and the laws of any other jurisdiction where the Company is qualified to do business, will not impair the limited liability of the Managers or Members, and will not adversely affect the classification of the Company as a partnership for federal and state income tax purposes. To the extent required by the Investment Company Act, the Board of Managers shall, within 40 days after receipt from Members of a proposal under clause (iii) of this Section 14.1 and the required opinion, give notification to all Members of such proposed amendment, of such statement of purpose, and of such opinion of counsel, together with the views, if any, of the Board of Managers and the Investment Adviser with respect to such proposed amendment. All amendments validly proposed by Members pursuant to clause (iii) of this Section 14.1 or proposed by Managers or the Investment Adviser but requiring the approval of Members shall be submitted to the Members for a vote no less than 10 days nor more than 90 days after the date of mailing of notice of the proposed amendment and will be adopted if approved (i) in the case of an amendment the adoption of which is recommended by the Board of Managers, an affirmative vote of a Majority in Interest of the Members, or (ii) in the case of an amendment the adoption of which has not been recommended by the Board of Managers, an affirmative vote of a Supermajority of Members, in each case subject to the approval of any greater number of Members as may be required by this Agreement or applicable law.

     14.2 Amendments to Be Adopted Solely by the Board of Managers.  Subject to
Section 14.3, the Board of Managers may, without the consent of any Member, amend any provision of this Agreement as set forth in Section 3.15, and execute whatever documents may be required in connection therewith.

     14.3 Amendments Not Allowable.

     (a) Unless approved by a Majority in Interest of the Members affected thereby, no amendment to this Agreement shall be permitted if the effect of such amendment would be to:

          (i) impair the limited liability of Members provided for in Section 11.1; or

          (ii) adversely affect in any way the federal income tax status of the Company as a partnership.

     (b) Subject to Section 3.15(iii), unless approved by a 40 Act Majority of Members and a Majority of the Disinterested Managers, no amendment shall be permitted if the effect of such amendment would be to increase the amounts distributable to the Investment Adviser and decrease the amounts distributable to the other Members.

                                   ARTICLE XV

                               POWER OF ATTORNEY

     15.1 Power of Attorney. Each Member hereby irrevocably constitutes and appoints each Manager and each Appropriate Officer, and their respective designees, as such Member's true and lawful agents and attorneys-in-fact, with full power and authority in such Member's name, place, and stead, to make, execute, acknowledge, deliver, swear to, file and record the following documents and instruments in accordance with the other provisions of this Agreement;

          (a) this Agreement and a certificate of formation, a certificate of doing business under fictitious name and any other instrument or filing which the Board of Managers or the Appropriate Officers of the Company consider necessary or desirable to carry out the purposes of this Agreement or the business of the Company or that may be required under the laws of any state or local government, or of any other jurisdiction;

          (b) any and all amendments, restatements, cancellations, or modifications of the instruments described in Section 15.1(a);

          (c) any and all instruments related to the admission, removal, or withdrawal of any Member; and

          (d) all documents and instruments that may be necessary or appropriate to effect the dissolution and termination of the Company, pursuant to the terms hereof.

     15.2 Irrevocability. The foregoing power of attorney is coupled with an interest and such grant shall be irrevocable. Such power of attorney shall survive the subsequent Incapacity of any such Member or the transfer of any or all of such Member's Units.

     15.3 Priority of Agreement. In the event of any conflict between provisions of this Agreement or any amendment hereto and any documents executed, acknowledged, sworn to, or filed by any Manager or Appropriate Officer under this power of attorney, this Agreement and its amendments shall govern.

     15.4 Exercise of Power. This power of attorney may be exercised by any Manager or Appropriate Officer either by signing separately as attorney-in-fact for each such Member or by a single signature of any Manager or Appropriate Officer acting as attorney-in-fact for all Members.

                                  ARTICLE XVI

                                 MISCELLANEOUS

     16.1 Certificate of Formation. On each subsequent change in the Company specified in the Act, the Managers shall to the extent required by the Act cause to be executed and acknowledged an amended certificate of formation pursuant to the provisions of the Act, which will be duly filed as prescribed by Delaware law.

     16.2 Delaware Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted according to, the laws of Delaware subject to the provisions of the Investment Company Act.

     16.3 Counterparts. This Agreement may be executed in counterparts, and all counterparts so executed shall constitute one agreement that shall be binding on all the parties hereto. Any counterpart of this Agreement that has attached to it separate signature pages which altogether contain the signatures of all Members or their attorneys-in-fact shall for all purposes be deemed a fully executed instrument.

     16.4 Binding upon Successors and Assigns. Subject to and unless otherwise provided in this Agreement, each and all of the covenants, terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the successors, successors-in-title, heirs and assigns of the respective parties hereto.

     16.5 Notices. Any notice, offer, consent, or demand permitted or required to be made under this Agreement to any party hereto shall be given in writing signed by the Person giving such notice either by (i) personal delivery or (ii) by registered or certified mail, postage prepaid, addressed to that party at the respective address shown on the Company's books and records, or to such other address as that party shall indicate by proper notice to the Board of Managers, in the same manner as provided above. All notices shall be deemed effective upon receipt or five days after the date of mailing in accordance with the above provisions.

     16.6 Severability. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be effected thereby, but shall be enforced to the maximum extent possible under applicable law.

     16.7 Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject hereof and supersedes all prior agreements or understandings, written or oral, between the parties with respect thereto.

     16.8 Headings, Etc. The headings in this Agreement are inserted for convenience of reference only and shall not affect interpretation of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine or the neuter genders shall include the masculine, the feminine and the neuter.

     16.9 Legends. If certificates are issued evidencing a Member's Units, each such certificate shall bear such legends as may be required by applicable federal and state laws, or as may be deemed necessary or appropriate by the Board of Managers to reflect restrictions upon transfer contemplated herein.

     16.10 Waiver of Partition. Except as may otherwise be provided by law in connection with the winding up, liquidation and dissolution of the Company, each Member hereby irrevocably waives any and all rights that it may have to maintain an action for partition of any of the Company's property.

     16.11 Survival of Certain Provisions. All indemnities and reimbursement obligations made pursuant to this Agreement shall survive dissolution and liquidation of the Company until the expiration of the longest applicable statute of limitations (including extensions and waivers) with respect to the matter for which a party would be entitled to be indemnified or reimbursed, as the case may be.

EXECUTED                at

                                          --------------------------------------
                                          Initial Member

                                          MEMBERS

                                          (All Members now and hereafter
                                          admitted as Members of the Company
                                          pursuant to powers of attorney now and
                                          hereafter executed in favor of, and
                                          delivered to, the Managers or
                                          Appropriate Officers)

                                          By:
                                          --------------------------------------
                                            Attorney-in-Fact

                                                                      SCHEDULE A

                      EXCELSIOR VENTURE INVESTORS III, LLC

                              SCHEDULE OF MEMBERS
                            AS OF NOVEMBER 16, 2000

NAME                                   ADDRESS                    CAPITAL COMMITMENT
----                 -------------------------------------------  ------------------
David I. Fann        c/o United States Trust Company of New York       $37,000
                     114 West 47th Street
                     New York, New York 10036
Douglas A. Lindgren  c/o United States Trust Company of New York       $36,500
                     114 West 47th Street
                     New York, New York 10036
Alan M. Braverman    c/o United States Trust Company of New York       $36,500
                     114 West 47th Street
                     New York, New York 10036

                                                                      SCHEDULE B

                      EXCELSIOR VENTURE INVESTORS III, LLC

                              SCHEDULE OF MANAGERS
                            AS OF NOVEMBER 16, 2000

NAME
----
John C. Hover II
Gene M. Bernstein
Stephen V. Murphy
Victor F. Imbimbo, Jr.

Until February 13, 2001 all dealers effecting transactions in the Units, whether or not participating in this distribution, may be required to deliver a prospectus. This is in addition to the obligations of dealers to deliver a prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

                                                                      APPENDIX C

                               EXCELSIOR VENTURE
                               INVESTORS III, LLC

                            ------------------------

                                  SUBSCRIPTION

                                    BOOKLET
                            ------------------------

                      EXCELSIOR VENTURE INVESTORS III, LLC

                           SUBSCRIPTION INSTRUCTIONS

     This booklet contains documents which must be executed and returned if you wish to invest in Excelsior Venture Investors III, LLC (the "Company"). You should consult with an attorney, accountant, investment advisor or other advisor regarding an investment in the Company and its suitability for you. All Subscription Documents must be completed correctly and thoroughly or they will not be accepted. If you wish to invest, please complete, sign and return this Subscription Booklet and retain the Company's prospectus.

     If you have any questions concerning these Subscription Documents or would like assistance completing them, please contact your investment advisor.

INSTRUCTIONS FOR INDIVIDUALS (SUBSCRIPTIONS THROUGH A RETIREMENT PLAN, INCLUDING IRAS AND 401KS, MUST BE MADE PURSUANT TO THE "INSTRUCTIONS FOR ENTITIES OTHER THAN INDIVIDUALS," BELOW)

     1. Fill out and sign page 11.

       NOTE: By executing page 11, the investor thereby grants the Power of Attorney contained in the Subscription Agreement under Section 1(c).

     2. Return this booklet to your U.S. Trust contact or directly to the Company at the address listed below under the heading COMPANY ADDRESS.

     3. Follow the instructions listed below under the heading PAYMENT OF CAPITAL CONTRIBUTION.

INSTRUCTIONS FOR ENTITIES OTHER THAN INDIVIDUALS (TRUSTS, CORPORATIONS, CUSTODIANS, IRAS ETC.)

     1. Direct the appropriate personnel to answer the Questionnaire found on page 10 by initialing in the spaces provided.

     2. Appropriate personnel should fill out and sign page 11.

       NOTE: By executing page 11, the investor thereby grants the Power of Attorney contained in the Subscription Agreement under Section 1(c).

     3. IF THE INVESTOR IS A PARTNERSHIP, please complete Exhibit A and attach to it a copy of the Investor's partnership agreement or other governing instruments; IF THE INVESTOR IS A CUSTODIAN, TRUSTEE OR AGENT, please complete Exhibit B and attach to it a copy of the Investor's trust declaration or other governing instrument; IF THE INVESTOR IS A CORPORATION, please complete Exhibit C and attach to it a copy of the Investor's Articles of Incorporation and By-laws or other governing instruments; IF THE INVESTOR IS A LIMITED LIABILITY COMPANY, please complete Exhibit D and attach to it a copy of the Investor's operating agreement or other governing instruments.

     4. Return this booklet to your U.S. Trust contact or directly to the Company at the address listed below under the heading COMPANY ADDRESS.

     5. Follow the instructions listed below under the heading PAYMENT OF CAPITAL CONTRIBUTION.

COMPANY ADDRESS:

     Excelsior Venture Investors III, LLC
     114 West 47th Street
     New York, NY 10036
     Attention: Katherine Hunsley

PAYMENT OF CAPITAL CONTRIBUTION

     If you maintain an account with U.S. Trust, you may elect to have your payment deducted from your designated U.S. Trust account by checking the appropriate box on the Execution Page, or you may make your payment by wire or check on or before the date of the closing of the Company. If you do not maintain a U.S. Trust account, payment must be made by wire or check on or before the date of the closing of the Company. If you elect to have your payment deducted directly from your designated U.S. Trust account, the Company will notify U.S. Trust of the date and time of the proposed closing at least three business days prior to the proposed closing date. On, or before, the proposed closing date, monies will be deducted from your designated U.S. Trust account and transmitted to the escrow account maintained by PNC Bank, Delaware, as Escrow Agent, pending closing. As explained in the prospectus, if subscriptions for at least $50,000,000 have not been received by the Termination Date (as defined in the prospectus), the offering will terminate and funds will be returned to investors. Please carefully follow the instructions listed below to insure proper payment.

To Pay By Check:

Make payable to:        PNC Bank, Delaware as Escrow Agent for
                        Excelsior Venture Investors III, LLC
Send to:                PFPC Inc.
                        c/o Excelsior Venture Investors III, LLC
                        103 Bellevue Parkway
                        Wilmington, DE 19809
                        Attention: Lisa Sparco

To Pay By Wire:

     IT IS IMPERATIVE THAT YOU INCLUDE YOUR NAME (OR, IF YOU ARE WIRING MONEY ON BEHALF OF AN ENTITY, THE NAME OF THE ENTITY) IN THE REFERENCE LINE OF THE WIRE INSTRUCTIONS.

Wire to:                PNC Bank, Delaware
                        ABA #: 031100089
                        FBO: PNC Bank, Delaware as Escrow Agent for
                              Excelsior Venture Investors III, LLC
                        Account #: 56-0401-4748
                        Reference: [Insert Investor's name here]

     THE COMPANY IS NOT AVAILABLE FOR INVESTMENT TO RESIDENTS OF ALABAMA, ARKANSAS, KANSAS, MAINE, MASSACHUSETTS, MISSISSIPPI AND MISSOURI.

     SCHEDULE A CONTAINS ADDITIONAL INFORMATION AND REQUIREMENTS FOR RESIDENTS IN CERTAIN OTHER STATES.

     See next page for tear-out prepared instructions to deliver to your bank/financial institution.

                              WIRING INSTRUCTIONS

-------------------------------------                         Insert your
-------------------------------------                         Bank/Financial
-------------------------------------                         Institution name
-------------------------------------                         and address here.

Dear Sir/Madam:

     Please wire ________ (insert your dollar amount) from my account number ________ (insert your account number) and send the proceeds to:

     PNC Bank, Delaware
     ABA #: 031100089
     FBO: PNC Bank, Delaware as Escrow Agent for Excelsior Venture Investors III, LLC
     Account #: 56-0401-4748
     Reference:

                                             Sincerely,

                            Investor Signature
                                                                 -----------------------------------------
                            Print name
                                                                 -----------------------------------------
                            Address
                                                                 -----------------------------------------
                                                                 -----------------------------------------
                                                                 -----------------------------------------
                            Daytime Telephone #
                                                                 -----------------------------------------

                             SUBSCRIPTION AGREEMENT

Excelsior Venture Investors III, LLC
c/o United States Trust Company of New York
114 West 47th Street
New York, New York 10036

Ladies and Gentlemen:

     Reference is made to the prospectus dated November 16, 2000 (the "Prospectus") with respect to the offering of units of membership interest ("Units") in Excelsior Venture Investors III, LLC (the "Company"). Capitalized terms used but not defined herein shall have the respective meanings given them in the Prospectus.

     The undersigned subscribing investor (the "Investor") hereby agrees as follows:

     1. Subscription for the Units.

     (a) The Investor agrees to become a Member of the Company and agrees to make a capital contribution to the Company in the amount set forth on the Execution Page of this Subscription Agreement under the heading "Capital Commitment" on the terms and conditions described herein and in the Prospectus.

     (b) The Investor acknowledges and agrees that it is not entitled to cancel, terminate or revoke this subscription or any agreements or power of attorney of the Investor hereunder, except as otherwise set forth in this Section 1(b), the Prospectus or applicable law, and such subscription and agreements and power of attorney shall survive (i) changes in the transaction, documents and instruments described in the Prospectus which in the aggregate are not material or which are contemplated by the Prospectus and (ii) the death or disability of the Investor; provided, however, that if the Company shall not have accepted this subscription on or before December 31, 2000, subject to extension by the Company's Board of Managers (the date of any such acceptance of this subscription the "Closing Date"), this subscription, all agreements of the Investor hereunder and the power of attorney granted hereby shall be cancelled and this Subscription Agreement will be returned to the Investor.

     (c) The Investor hereby irrevocably constitutes and appoints each member of the Company's Board of Managers and the appropriate officers of the Company (and any designee of, substitute for or successor to any of them) as the Investor's true and lawful attorney in the Investor's name, place and stead, (i) to receive and pay over to the Company on behalf of the Investor, to the extent set forth in this Subscription Agreement, all funds received hereunder, (ii) to execute, complete or correct, on behalf of the Investor, all documents to be executed by the Investor in connection with the Investor's subscription for Units, including, without limitation, filling in or amending amounts, dates, and other pertinent information and (iii) to make, execute, acknowledge, deliver, swear to, file and record: (A) this Agreement and a certificate of formation, a certificate of doing business under fictitious name and any other instrument or filing which the Board of Managers or the appropriate officers of the Company consider necessary or desirable to carry out the purposes of this Subscription Agreement, the Operating Agreement or the business of the Company or that may be required under the laws of any state or local government or of any other jurisdiction; (B) any and all amendments, restatements, cancellations, or modifications of the instruments described in (A) above; (C) any and all instruments related to the admission, removal, or withdrawal of any Member; and
(D) all documents and instruments that may be necessary or appropriate to effect the dissolution and termination of the Company. This power of attorney shall be deemed coupled with an interest, shall be irrevocable and shall survive any transfer of some or all of the Investor's Units.

     2. Certain Acknowledgments and Agreements of the Investor.

     The Investor understands and acknowledges that the subscription for the Units contained herein may be accepted or rejected, in whole or in part, by the Company in its sole and absolute discretion. No subscription shall be deemed accepted until the subscription has actually been accepted and, if necessary, any subsequent acts have been taken which shall be deemed an acceptance of this Agreement by the Company for all purposes. The Investor understands that Skadden, Arps, Slate, Meagher & Flom LLP acts as counsel only to the Company, the Fund's Adviser and no attorney-client relationship exists between Skadden, Arps, Slate, Meagher & Flom LLP and any other person solely by reason of such person making an investment in the Company.

     3. Representations and Warranties of the Investor.

     The Investor, for the Investor and for the Investor's heirs, personal representatives, successors and assigns, makes the following representations, declarations and warranties with the intent that the same may be relied upon in determining the suitability of the undersigned as an investor in the Company. The following representations, warranties and agreements shall survive the Closing Date.

     (a) The Investor has received, read carefully and understands the Prospectus and all exhibits thereto and has consulted the Investor's own attorney, accountant or investment advisor with respect to the investment contemplated hereby and its suitability for the Investor. Any special acknowledgment set forth below with respect to any statement contained in the Prospectus shall not be deemed to limit the generality of this representation and warranty.

     (b) The value of the Investor's total assets (exclusive of the Investor's principal residence) less the Investor's total liabilities is at least $500,000. The amount that the Investor is subscribing for does not exceed 10% of the Investor's total assets less the Investor's total liabilities.

     (c) The Investor understands and acknowledges that (i) the Investor must bear the economic risk of the Investor's investment in the Units until the termination of the Company; (ii) the Investor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Units which the Investor hereby subscribes to purchase or any part thereof, and the Investor has no present plans to enter into any such contract, undertaking, agreement or arrangement; (iii) the Units cannot be sold or transferred without the prior written consent of the Company, which shall be granted or may be withheld in accordance with the terms of the Operating Agreement and will be withheld if transfer would subject the Company to adverse tax consequences; (iv) there will be no public market for the Units; and (v) any disposition of the Units may result in unfavorable tax consequences to the Investor.

     (d) The Investor is aware and acknowledges that (i) the Company has no operating history; (ii) the Units involve a substantial degree of risk of loss of the Investor's entire investment and there is no assurance of any income from such investment; (iii) any federal and/or state income tax benefits which may be available to the Investor may be lost through the adoption of new laws or regulations or changes to existing laws and regulations or changes in the interpretation of existing laws and regulations; (iv) the Investor, in making its investment, is relying solely upon the advice of the Investor's personal tax advisor with respect to the tax aspects of an investment in the Company; and (v) because there are substantial restrictions on the transferability of the Units it may not be possible for the undersigned to liquidate its investment readily in any event, including in case of an emergency.

     (e) If the Investor is a corporation, limited liability company, trust, partnership or other entity, the statements made by the Investor in Paragraph 7 hereto are true, correct and complete in all material respects.

     (f) If the Investor is a natural person, the Investor is at least 21 years of age and the Investor has adequate means of providing for all of his or her current and foreseeable needs and personal contingencies and has no need for liquidity in this investment, and if the Investor is an unincorporated association, all of its members who are U.S. Persons (as defined in subsection
(m) of this Section 3) are at least 21 years of age.

     (g) The Investor has evaluated the risks of investing in the Units, and has determined that the Units are a suitable investment for the Investor. The Investor can bear the economic risk of this investment and can afford a complete loss of its investment. In evaluating the suitability of an investment in the Units, the Investor has not relied upon any advice, representations or other information (whether oral or written) other than as set forth in the Prospectus and exhibits thereto, and independent investigations made by the Investor or representative(s) of the Investor that are not affiliated with the Company. The Investor has reviewed the eligibility requirements of Schedule A, attached to this Agreement, and to the extent applicable, meets all suitability and eligibility requirements described therein.

     (h) The Investor is knowledgeable and experienced in evaluating investments and experienced in financial and business matters and is capable of evaluating the merits and risks of investing in the Units. The aggregate amount of the investments of the Investor in, and the Investor's commitments to, all similar investments that are illiquid is reasonable in relation to the Investor's net worth.

     (i) The Investor maintains its domicile, and is not merely a transient or temporary resident, at the residence address shown on the signature page of this Subscription Agreement.

     (j) The representations, warranties, agreements, undertakings and acknowledgments made by the Investor in this Subscription Agreement are made with the intent that they be relied upon by the Company, Charles Schwab & Co., Inc. (the "Distributor") and any selling agent in determining its suitability as a purchaser of the Units, and shall survive its purchase. In addition, the Investor undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Investor set forth herein.

     (k) The Investor, if it is a corporation, limited liability company, trust, partnership or other entity, is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and the execution, delivery and performance by it of this Subscription Agreement and the Operating Agreement are within its powers, have been duly authorized by all necessary corporate or other action on its behalf, require no action by or in respect of, or filing with, any governmental body, agency or official (except as disclosed in writing to the Company), and do not and will not contravene, or constitute a default under, any provision of applicable law or regulation or of its certificate of incorporation, By-laws or other comparable organizational documents or any agreement, judgment, injunction, order, decree or other instrument to which the Investor is a party or by which the Investor or any of the Investor's property is bound. This Agreement constitutes, and the Operating Agreement, when executed and delivered, will constitute, a valid and binding agreement of the Investor, enforceable against the Investor in accordance with its terms.

     (l) If the Investor is a natural person, the execution, delivery and performance by the Investor of this Subscription Agreement and the Operating Agreement are within the Investor's legal right, power and capacity, require no action by or in respect of, or filing with, any governmental body, agency or official (except as disclosed in writing to the Company), and do not and will not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument to which the Investor is party or by which the Investor or any of his or her property is bound. This Subscription Agreement constitutes, and the Operating Agreement, when executed and delivered, will constitute, a valid and binding agreement of the Investor, enforceable against the Investor in accordance with its terms.

     (m) The Investor is a United States citizen if an individual, and if an entity is organized under the laws of the United States or a state thereof or is otherwise a U.S. Person(1) as defined below or as otherwise defined in Rule 902 under the U.S. Securities Act of 1933, as amended.

---------------

(1) For purposes of this representation, a U.S. Person is (i) a natural person who is a citizen of or resident in the United States; (ii) a partnership or corporation organized or incorporated under the laws of the United States;
    (iii) an estate of which any executor or administrator is a U.S. person;
    (iv) a trust of which any trustee is a U.S. person; (v) an agency or branch of a foreign entity located in the United States; (vi) a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and (viii) a partnership or corporation if (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by one or more of the above and/or one or more natural persons resident in the U.S. principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts; provided, however, that the term "U.S. Person" shall not include any person or entity that is not treated as a U.S. Person for purposes of the Internal Revenue Code of 1986, as amended.

     (n) By purchase of Units, the Investor represents to the Fund's Adviser, the Board of Managers, the Distributor and the Company that the Investor has neither acquired nor will transfer, assign or market any Units the Investor purchases (or any interest therein) on or through an "established securities market" or a "secondary market" (or the substantial equivalent thereof) within the meaning of section 7704(b) of the Internal Revenue Code of 1986, as amended, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations. Further, the Investor agrees that, if it determines to transfer or assign any of its Units or any interest therein pursuant to the provisions of the Operating Agreement, it will cause its proposed transferee to agree to the transfer restrictions set forth herein and to make the representations set forth above.

     (o) The Investor has evaluated the Prospectus and has determined that the Investor is and will be in a financial position appropriate to enable the Investor to realize to a significant extent the benefits described in the Prospectus.

     (p) The Investor is not a charitable remainder trust.

     4. Indemnification. The Investor recognizes that the offer of the Units was made in reliance upon the Investor's representations and warranties set forth in Paragraph 3 above and the acknowledgments and agreements set forth in Paragraph 2 above. The Investor agrees to provide, if requested, any additional information that may reasonably be required to determine the eligibility of the Investor to purchase the Units. The Investor hereby agrees to indemnify the Company, each member of the Board of Managers of the Company, the Fund's Adviser, the Distributor and any of their affiliates and controlling persons and each other member and any successor or assign of the foregoing and to hold each of them harmless from and against any loss, damage or liability (including attorney's fees) due to or arising out of a breach of any representation, warranty, acknowledgment or agreement of the Investor contained in this Subscription Agreement or in any other document provided by the Investor to the Company in connection with the Investor's investment in the Units. Notwithstanding any provision of this Agreement, the Investor does not waive any rights granted to it under applicable securities laws.

     5. General. This Agreement (i) shall be binding upon the Investor and the heirs, personal representatives, successors and assigns of the Investor, (ii) shall be governed, construed and enforced in accordance with the laws of the State of Delaware, without reference to any principles of conflicts of law (except insofar as affected by the state securities or "blue sky" laws of the jurisdiction in which the offering described herein has been made to the Investor), (iii) shall survive the admission of the Investor to the Company as a Member, and (iv) shall, if the Investor consists of more than one person, be the joint and several obligation of all such persons.

     6. Assignment. The Investor agrees that neither this Subscription Agreement nor any rights which may accrue to the Investor hereunder may be transferred or assigned.

     7. Suitability. If the Investor is a corporation, limited liability company, trust, partnership or other entity, the truth, correctness and completeness of the information supplied by the Investor in the attached Investor Questionnaire for Entities is warrantied pursuant to Paragraph 3(e) hereof.

     8. Arbitration. ANY CLAIM, CONTROVERSY, DISPUTE OR DEADLOCK ARISING UNDER THIS AGREEMENT (COLLECTIVELY, A "DISPUTE") SHALL BE SETTLED BY ARBITRATION, IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE NASD, EXCEPT IN THE EVENT THAT THE NASD IS UNWILLING TO ACCEPT JURISDICTION OF THE MATTER, SUCH ARBITRATION SHALL BE HELD IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). ALL ARBITRATIONS SHALL BE HELD IN SAN FRANCISCO, CALIFORNIA. ANY ARBITRATION AND AWARD OF THE ARBITRATORS, OR A MAJORITY OF THEM, SHALL BE FINAL AND THE JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY STATE OR FEDERAL COURT HAVING JURISDICTION. NO PUNITIVE DAMAGES ARE TO BE AWARDED.

                                                                      SCHEDULE A

                RESIDENTS OF THE FOLLOWING STATES MUST MEET THE
                     SUITABILITY STANDARDS SET FORTH BELOW

ARIZONA

     To invest in Units of the Company, Arizona residents must represent that their investment in Units of the Company does not represent more than ten percent of their net worth less the value of their investments in limited partnership interests and have one of the following: (a) an annual gross income of at least $75,000 and a net worth of at least $75,000 exclusive of home, car and home furnishings; (b) a net worth of at least $225,000 exclusive of home, car and home furnishings; or (c) in the case of sales to qualified pension or profit sharing plans or trusts, Keogh plans or individual retirement accounts, that the net worth and income requirements set forth in items (a) or (b) of this paragraph are met by the fiduciary account or by the donor who directly or indirectly supplies the monies for the purchase of the securities.

MINNESOTA

     To invest in Units of the Company, Minnesota residents must qualify as an accredited investor as that term is defined under Rule 501 of the Securities Act of 1933, as amended, and as set forth in Schedule B attached hereto.

NEBRASKA

     To invest in Units of the Company, Nebraska residents must meet one of the following: (a) individual annual taxable income of at least $200,000 in each of the two most recent years or joint income with spouse in excess of $300,000 in two each of the two most recent years and a reasonable expectation of reaching the same income level in the current year; or (b) individual or joint net worth with spouse of at least $1,000,000.

NEW HAMPSHIRE

     To invest in Units of the Company, New Hampshire residents must meet one of the following: (a) annual taxable income of at least $50,000 and a net worth exclusive of home, car and home furnishings of at least $125,000; or (b) a net worth exclusive of home, car and home furnishings of at least $250,000.

OKLAHOMA

     To invest in Units of the Company, Oklahoma residents must qualify as an accredited investor as that term is defined under Rule 501 of the Securities Act of 1933, as amended, and set forth in Schedule B attached hereto.

TEXAS

     To invest in Units of the Company, Texas residents must qualify as an accredited investor as that term is defined under Rule 501 of the Securities Act of 1933, as amended, and set forth in Schedule B attached hereto.

WEST VIRGINIA

     To invest in Units of the Company, West Virginia residents must meet one of the following: (a) individual annual taxable income of at least $200,000 in each of the two most recent years or joint income with spouse in excess of $300,000 in each of the two most recent years and a reasonable expectation of reaching the same income level in the current year; or (b) individual or joint net worth with spouse of at least $1,000,000.

                                                                      SCHEDULE B

                       DEFINITION OF ACCREDITED INVESTOR

     "Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

        a. A bank, or any savings and loan association or other institution acting in its individual or fiduciary capacity; a broker or dealer; an insurance company; an investment company or a business development company under the Investment Company Act of 1940, as amended; a Small Business Investment Company licensed by the U.S. Small Business Administration; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if the plan has total assets in excess of $5 million; an employee benefit plan whose investment decision is being made by a plan fiduciary, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan whose total assets are in excess of $5,000,000 or a self-directed employee benefit plan whose investment decisions are made solely by persons that are "accredited investors;"

        b. A private business development company under the Investment Advisers Act of 1940;

        c. Any corporation, partnership, limited liability company, Massachusetts or similar business trust or organization described in
        Section 501(c)(3) of the Internal Revenue Code that has total assets in excess of $5,000,000, and was not formed for the specific purpose of acquiring the Units;

        d. Any trust, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000 and whose purchase is directed by a sophisticated person;

        e. Any director, executive officer, or general partner of the Company;

        f. Any natural person with:

           i. a net worth, (including residence, personal property and other assets in excess of total liabilities) taken together with the net worth of the Investor's spouse, exceeds $1,000,000;

           ii. individual gross income in excess of $200,000 (or joint income with spouse in excess of $300,000) in each of the two previous years and a reasonable expectation of gross individual income in excess of $200,000 (or joint income with spouse in excess of $300,000) this year; or

          g. Any entity in which all of the equity holders are accredited investors.

                      INVESTOR QUESTIONNAIRE FOR ENTITIES

     EXAMPLES OF ENTITIES INCLUDE, BUT ARE NOT LIMITED TO, TRUSTS, CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES.

     ENTITIES (NON-INDIVIDUALS): PLEASE COMPLETE THIS QUESTIONNAIRE.

1. Legal form of entity (corporation, partnership, trust, etc.):
                                                                 ---------------

  Investor entity was organized under the laws of the state of                 .
                                                                ----------------

2. The fiscal year-end of the Investor is
                                                                        .
                                           -------------------------------------
                                                 (Month/Day)

3. The Investor acknowledges that in evaluating the suitability of an investment in the Units, the Investor has not relied upon any advice, representations or other information (whether oral or written) other than as set forth in the Prospectus and exhibits thereto, and independent investigations made by the Investor or representatives of the Investor that are not affiliated with the Company.

4. Please indicate whether or not the Investor is a U.S. pension trust or governmental plan qualified under section 401(a) of the Code or a U.S. tax-exempt organization qualified under section 501(c)(3) of the Code.

           ____ Yes     ____ No

                      EXCELSIOR VENTURE INVESTORS III, LLC

                                 EXECUTION PAGE

IN WITNESS WHEREOF, THE UNDERSIGNED INVESTOR HAS EXECUTED THIS SUBSCRIPTION AGREEMENT.

Mr., Mrs.                                       Jr., Sr., II, III, IV, Esq., CPA
Ms., Dr.
---------------------------------------------
        (Investor/Contact Name)

RESIDENCE


Address:                                                    Telephone: (       )
                                                            ----------------------------------------------------
-----------------------------------------------------       Fax: (       )
-----------------------------------------------------
City:                   State:                              ----------------------------------------------------
Zip:                                                        E-Mail:
------------------        ------      ---------
                                                            -----------------------------------------------------

MAILING ADDRESS (IF OTHER THAN RESIDENCE)


Title:                                                      Telephone: (       )
                                                            -----------------------------------------------------
-----------------------------------------------------       Fax: (       )
Company Name:                                               -----------------------------------------------------
-----------------------------------------------------       E-Mail:
Address:                                                    -----------------------------------------------------
-----------------------------------------------------
-----------------------------------------------------
City:                   State:
Zip:
      ------------------        ------      ---------

 Investor Name:
 ------------------------------------------------------------------------------

 U.S. Trust Account Number:
--------------------------------------------------------------------------------

 Investor Type

[ ]  Individual    Joint:    [ ]  Rights of Survivorship  [ ]  Trust        [ ]  Partnership
                             [ ]  Tenants in Common       [ ]  Corporation  [ ]  L.L.C.

 [ ] Other:
         ---------------------------------------------------------------------


Social Security/Tax ID No:                                Signature:
                                                          ------------------------------------------------
---------------------------------------------------
                                                          Print Name and Title (if applicable):
                                                          ------------------------------------------------

State in which this Agreement was signed:                 Date of Execution:                    , 20
                                                          -------------------- -----
---------------------------------------------------

 CAPITAL COMMITMENT: $                         (Must be a multiple of $500 equal
                       to or greater than $100,000.)
                     ---------------------------------------------
 Method of Payment:  [ ] Debit U.S. Trust Account   [ ] Wire   [ ] Check

 WIRE PAYMENT INFORMATION FOR INVESTOR (FOR COMPANY DISTRIBUTIONS). IF DISTRIBUTIONS ARE TO BE WIRED TO THE U.S. TRUST ACCOUNT NUMBER LISTED ABOVE, CIRCLE "YES" BELOW AND LEAVE THE REMAINDER BLANK.
 ------------------------------------------------------------------------------
 U.S. Trust Account:  Yes or No


Bank Name:                                               Bank Officer:
              ---------------------------------------    ----------------------------------------------------

Address:                                                 Telephone:
          -------------------------------------------    ---------------------------------------------------

Investor Account Number:                                 ABA Number:
                             ------------------------    ----------------------------------------------------

                                                                       EXHIBIT A

                      CERTIFICATE OF PARTNERSHIP INVESTOR

TO BE COMPLETED BY INVESTORS WHO ARE PARTNERSHIPS.

CERTIFICATE OF ________________________________________________________(the
"Partnership")
                             (Name of Partnership)

     The undersigned, constituting all of the partners of the Partnership who must consent to the proposed investment by the Partnership hereby certify as follows:

     1. That the Partnership commenced business on ____________ and was established pursuant to a Partnership Agreement dated ____________ (the "Agreement").

     2. That a true and correct copy of the Agreement is attached hereto and that, as of the date hereof, the Agreement has not been amended (except as to any attached amendments) or revoked and is still in full force and effect.

     3. That, as the partners of the Partnership, we have the authority to determine, and have determined, (i) that the investment in, and the purchase of an interest in Excelsior Venture Investors III, LLC is of benefit to the Partnership and (ii) to make such investment on behalf of the Partnership.

     4. That ____________ is authorized to execute all necessary documents in connection with our investment in Excelsior Venture Investors III, LLC.

     IN WITNESS WHEREOF, we have executed this certificate as the partners of the Partnership this ____ day of ________, ______, and declare that it is truthful and correct.

                                          (Name of Partnership)

                                          By:
                                          --------------------------------------
                                          Partner

                                          By:
                                          --------------------------------------
                                          Partner

                                          By:
                                          --------------------------------------
                                          Partner

                                          (Attach extra signature pages if
                                          necessary)

                                                                       EXHIBIT B

                         CERTIFICATE OF TRUST INVESTOR

TO BE COMPLETED BY INVESTORS WHO ARE TRUSTS.

CERTIFICATE OF (the "Trust")
                                (Name of Trust)

     The undersigned, constituting all of the Trustees of the Trust, hereby certify as follows:

     1. That the Trust was established pursuant to a Trust Agreement dated (the "Agreement").

     2. That a true and correct copy of the Agreement is attached hereto and that as of the date hereof, the Agreement has not been amended (except as to any attached amendments) or revoked and is still in full force and effect.

     3. That, as the Trustee(s) of the Trust, we have determined that the investment in, and the purchase of, an interest in Excelsior Venture Investors III, LLC is of benefit to the Trust and have determined to make such investment on behalf of the Trust.

     4. That ____________ is authorized to execute, on behalf of the Trust, any and all documents in connection with the Trust's investment in Excelsior Venture Investors III, LLC.

     IN WITNESS WHEREOF, we have executed this certificate as the Trustee(s) of the Trust this ____ day of ____________, ____, and declare that it is truthful and correct.

                                          (Name of Trust)

                                          By:
                                          --------------------------------------
                                          Trustee

                                          By:
                                          --------------------------------------
                                          Trustee

                                          By:
                                          --------------------------------------
                                          Trustee

                                          (Attach extra signature pages if
                                          necessary)

                                                                       EXHIBIT C

                       CERTIFICATE OF CORPORATE INVESTOR

TO BE COMPLETED BY INVESTORS WHO ARE CORPORATIONS.

CERTIFICATE OF (the "Corporation")
                             (Name of Corporation)

     The undersigned, being the duly elected and acting Secretary or Assistant Secretary of the Corporation, hereby certifies as follows:

     1. That the Corporation commenced business on ____________ and was incorporated under the laws of the State of ____________ on ____________.

     2. That a true and correct copy of the Articles of Incorporation and By Laws of the Corporation is attached hereto and that, as of the date hereof, the Articles of Incorporation and By Laws have not been amended (except as to any attached amendments) or revoked and are still in full force and effect.

     3. That the Board of Directors of the Corporation has determined, or appropriate officers under authority of the Board of Directors have determined, that the investment in, and purchase of, Units in Excelsior Venture Investors III, LLC is of benefit to the Corporation and has determined to make such investment on behalf of the Corporation. Attached hereto is a true, correct and complete copy of resolutions of the Board of Directors (or an appropriate committee thereof) of the Corporation duly authorizing this investment, and said resolutions have not been revoked, rescinded or modified and remain in full force and effect.

     4. That the following named individuals are duly elected officers of the Corporation, who hold the offices set opposite their respective names and who are duly authorized to execute any and all documents in connection with the Corporation's investment in Excelsior Venture Investors III, LLC, and that the signatures written opposite their names and titles are their correct and genuine signatures.

NAME                            TITLE                           SIGNATURE
----                            -----                           ---------

-----------------------------   -----------------------------   -----------------------------

-----------------------------   -----------------------------   -----------------------------

     (Attach extra pages if necessary)

     IN WITNESS WHEREOF, I have executed this certificate and affixed the seal of this Corporation this ____ day of ________, ____, and declare that it is truthful and correct.

                                          (Name of Corporation)

                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT D

               CERTIFICATE OF LIMITED LIABILITY COMPANY INVESTOR

TO BE COMPLETED BY INVESTORS WHO ARE LIMITED LIABILITY COMPANIES.

CERTIFICATE OF (the "Limited Liability Company")
                                 (Name of Limited Liability Company)

     The undersigned, being a duly elected and acting Manager of the Limited Liability Company, hereby certifies as follows:

     1. That the Limited Liability Company commenced business on ____________ and was organized under the laws of the State of ____________ on ____________.

     2. That a true and correct copy of the Limited Liability Company Agreement is attached hereto and that, as of the date hereof, the Limited Liability Company Agreement has not been amended (except as to any attached amendments) or revoked and is still in full force and effect.

     3. That the Managers of the Limited Liability Company have determined that the investment in, and purchase of, Units in Excelsior Venture Investors III, LLC is of benefit to the Limited Liability Company and has determined to make such investment on behalf of the Limited Liability Company. Attached hereto is a true, correct and complete copy of resolutions of the Managers (or an appropriate committee thereof) of the Limited Liability Company duly authorizing this investment, and said resolutions have not been revoked, rescinded or modified and remain in full force and effect.

     4. That the following named individuals are duly elected managers of the Limited Liability Company, who hold the offices set opposite their respective names and who are duly authorized to execute any and all documents in connection with the Limited Liability Company's investment in Excelsior Venture Investors III, LLC, and that the signatures written opposite their names and titles are their correct and genuine signatures.

NAME                            TITLE                           SIGNATURE
----                            -----                           ---------

-----------------------------   -----------------------------   -----------------------------

-----------------------------   -----------------------------   -----------------------------

     (Attach extra pages if necessary)

     IN WITNESS WHEREOF, I have executed this certificate and affixed the seal of this Limited Liability Company this ____ day of ________, ____, and declare that it is truthful and correct.

                                          (Name of Limited Liability Company)

                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:

                      EXCELSIOR VENTURE INVESTORS III, LLC

                      STATEMENT OF ADDITIONAL INFORMATION

     Excelsior Venture Investors III, LLC (the "Fund") is a newly organized, closed-end, non-diversified investment management company. This statement of additional information relating to units of membership interest of the Fund does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated November 16, 2000. This statement of additional information does not include all information that a prospective investor should consider before purchasing units, and investors should obtain and read the prospectus prior to purchasing such units. A free copy of the prospectus may be obtained by calling the Fund at (212) 852-3125. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Investment Restrictions.....................................  B-2

      This statement of additional information is dated November 16, 2000

INVESTMENT RESTRICTIONS

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Units:

        (1) invest 25% or more of the value of its total assets in any one industry;

        (2) issue senior securities or borrow money other than as permitted by the Investment Company Act;

        (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund's investment objective and policies or the entry into repurchase agreements;

        (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Fund may be deemed to be an underwriter;

        (5) purchase or sell real estate or interests therein provided that the Fund may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

        (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodities Futures Trading Commission as a commodity pool.

     "Majority of the outstanding" means (i) 67% or more of the Units present at a meeting, if the holders of more than 50% of the outstanding Units are present or represented by proxy, or (ii) more than 50% of the outstanding Units, whichever is less.

     In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Managers. The Fund may not:

        (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security; or

        (2) purchase securities of open-end or closed-end investment companies

     Notwithstanding any of the foregoing investment restrictions, the Fund may invest without limitation in Portfolio Units.

                                       B-2